UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbacher

Vice President and Secretary

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: November 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds
30 November 2018
Nuveen Municipal
Bond Funds
Fund Name	Class A	Class C	Class C1	Class C2	Class I
Nuveen Minnesota Intermediate Municipal Bond Fund	FAMAX	NIBCX	FACMX	NIBMX	FAMTX
Nuveen Minnesota Municipal Bond Fund	FJMNX	NTCCX	FCMNX	NMBCX	FYMNX
Nuveen Nebraska Municipal Bond Fund	FNTAX	NAAFX	FNTCX	NCNBX	FNTYX
Nuveen Oregon Intermediate Municipal Bond Fund	FOTAX	NAFOX	–	NIMOX	FORCX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
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Table
of Contents

Chairman’s Letter to Shareholders
Dear Shareholders,
The global economy seemed to reach a turning point in 2018. Growth was peaking in the U.S. and slowing elsewhere. Deregulation and tax law changes, which lowered corporate and individual tax rates and encouraged companies to repatriate overseas profits, helped boost U.S. economic growth and amplify corporate earnings during 2018. Meanwhile, a weakening housing market and a flattening yield curve in the U.S. and disappointing economic growth across Europe, China and Japan signaled caution. With future corporate profit growth looking less certain, rising interest rates, a stronger U.S. dollar, trade wars and unpredictable politics, bearish sentiment started to take hold, pressuring stocks, corporate bonds and commodities alike.
Although downside risks have been rising, the likelihood of a near-term recession remains low. Global growth is indeed slowing, but it’s still positive. The U.S. economy remains strong, even in the face of late-cycle pressures. Low unemployment and firming wages should continue to support consumer spending, and the November mid-term elections resulted in change, but no major surprises. In China, the government remains committed to using fiscal stimulus to offset softening exports. Europe also remains vulnerable to trade policy as well as Brexit uncertainty, but underlying strengths in European economies, including low unemployment that drives domestic demand, remain supportive of a mild expansion. In a slower growth environment, there are opportunities for investors who seek them more selectively.
We expect volatility and challenging conditions to persist in 2019 but also think there is potential for upside. You can prepare your investment portfolio by working with your financial advisor to review your goals, timeline and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chairman of the Board
January 22, 2019

Portfolio Managers’
Comments
Nuveen Minnesota Intermediate Municipal Bond Fund
Nuveen Minnesota Municipal Bond Fund
Nuveen Nebraska Municipal Bond Fund
Nuveen Oregon Intermediate Municipal Bond Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Portfolio managers Christopher L. Drahn, CFA, and Michael S. Hamilton review key investment strategies and the performance of the Nuveen Minnesota Intermediate Municipal Bond Fund, Nuveen Minnesota Municipal Bond Fund, Nuveen Nebraska Municipal Bond Fund and Nuveen Oregon Intermediate Municipal Bond Fund. Chris has managed the Nuveen Minnesota Intermediate Municipal Bond Fund since 1994 and the Nuveen Minnesota Municipal Bond Fund since 2016. Michael has managed the Nuveen Nebraska Municipal Bond Fund since 2016 and the Nuveen Oregon Intermediate Municipal Bond Fund since 1997.
How did the Funds perform during the six-month reporting period ended November 30, 2018?
The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide each Fund’s total return performance information for the six-month, one-year, five-year, ten-year and/or since-inception periods ended November 30, 2018. The returns for each Fund’s Class A Shares at net asset value are compared with the performance of a corresponding market index and Lipper classification average.
For the reporting period, the Class A Shares at NAV of the Nuveen Minnesota Intermediate Municipal Bond Fund and the Nuveen Oregon Intermediate Municipal Bond Fund underperformed its benchmark, the S&P Municipal Bond Intermediate Index. The Class A Shares at NAV of the Nuveen Minnesota Municipal Bond Fund and Nuveen Nebraska Municipal Bond Fund trailed their benchmark, the S&P Municipal Bond Index. Meanwhile, the Nuveen Oregon Intermediate Municipal Bond Fund performed in line with its respective Lipper classification average, while the other three Funds in this report underperformed their respective Lipper classification averages.
What strategies were used to manage the Funds during the reporting period, and how did these strategies influence performance during the six-month reporting period ended November 30, 2018?
All of the Funds continued to employ the same fundamental investment strategies and tactics long relied upon by NAM. Our municipal bond portfolios are managed with a value-oriented approach and close input from NAM’s research team. Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody's) or Fitch, Inc (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
Nuveen Minnesota Intermediate Municipal Bond Fund
The Nuveen Minnesota Intermediate Municipal Bond Fund underperformed the S&P Municipal Bond Intermediate Index for the six-month reporting period ended November 30, 2018.
Our sector allocation had a somewhat negative impact on the Fund’s results relative to the index. In particular, we were overweighted in health care and education bonds. In light of both sectors’ relative underperformance, the Fund’s heavier exposure to these categories hampered results. Our overweighting in public power added value, however, given the sector’s outperformance of the index.
Meanwhile, the Fund’s credit quality positioning added modest value compared with the index. During the reporting period, bonds with lower credit quality tended to be outperformers in the intermediate portion of the yield curve. Accordingly, our relative overweightings in bonds with lower investment grade and below investment grade credit ratings proved somewhat beneficial.
The Fund’s duration positioning did not have a meaningful impact on our relative performance during the reporting period. Duration was slightly longer than that of the benchmark, reflecting the portfolio’s somewhat laddered approach (meaning the Fund achieved its target duration by combining overweightings in both shorter and longer duration bonds).
In line with the rise in municipal bond yields this reporting period, we pursued several tax-loss swaps. This strategy entailed selling bonds with lower book yields and reinvesting the proceeds in bonds offering the higher yields now available in the marketplace. With this strategy, we were able to simultaneously improve the Fund’s income generation while also generating tax losses that we can apply against future capital gains. During the reporting period, we also sold a modest amount of our lower coupon bonds, which we saw as more vulnerable amid rising yields.
To finance our purchases, we primarily used the proceeds of bond calls and maturities, as well as those of the tax loss swaps. We also selectively sold other securities to make room for new purchases in the Fund.
During the reporting period, the Minnesota new issue municipal bond market experienced a strong increase in supply, breaking with national trends. This supply increase was led by three major health care bond deals. We participated in all three, buying bonds of the Mayo Clinic, Fairview Health Services and Essentia Health during the reporting period. We also encountered a variety of opportunities in other bond sectors, many of which included general obligations, higher education and senior living.
During the reporting period, the Fund’s allocation to AAA rated bonds (the highest credit tier) increased, while our exposure to AA rated bonds declined accordingly. This shift reflected, to some degree, a credit rating upgrade to the State of Minnesota, and, accordingly, the Minnesota School District Credit Enhancement Program. Despite our various purchases and sales, our other allocations to various credit rating tiers and market sectors remained relatively consistent throughout the reporting period.
Nuveen Minnesota Municipal Bond Fund
The Nuveen Minnesota Municipal Bond Fund underperformed the S&P Municipal Bond Index for the six-month reporting period ended November 30, 2018.
A primary factor behind the Fund’s performance relative to this index was unfavorable yield curve positioning, and specifically, the Fund’s heavier exposure to longer duration bonds. During the reporting period, shorter-term municipal bonds tended to outperform longer-dated issues as interest rates rose. Another, smaller negative factor behind the Fund’s relative performance was a somewhat greater representation in lower coupon bonds than the national index, a representation that is sometimes difficult to avoid in Minnesota.
Sector positioning also modestly weighed on the Fund’s return. Our major overweightings were found in the health care and education sectors. In light of these categories’ relative underperformance during the reporting period, our increased exposure to them weighed on results. Also, a lack of exposure to bonds affiliated with Puerto Rico hampered results relative to the index, as the U.S. territory appeared to make progress toward restructuring its debt. On the positive side, the Fund’s overweighting in public power bonds, an outperforming sector, contributed, while our lack of exposure to tobacco debt also proved beneficial, given this index component’s results.

Meanwhile, credit quality positioning was not a particularly meaningful driver of relative performance during the reporting period. Our overweighting in both lower investment grade and below investment grade bonds had little overall effect on the Fund’s results relative to the national S&P index, given the modest performance differential seen across credit rating tiers.
As municipal bond yields rose in 2018, tax-loss swapping became a more prevalent source of activity. With this tactic, we sold certain lower ‘book yield' positions and reinvested the proceeds in newer bonds offering higher yields prevailing in the marketplace. Besides improving the Fund’s income profile, this approach allowed us to recognize tax losses that in the future we will be able to apply against capital gains. We engaged in several such tax-loss swaps in the Minnesota portfolio during the reporting period.
Other sales involved some trimming of the Fund’s exposure to bonds with lower coupons. We engaged in these transactions on a precautionary basis as rates rose, as we saw these securities as more vulnerable in light of market conditions.
Proceeds for our new purchases during the reporting period came from a combination of bond calls and maturities, as well as some new shareholder inflows taking place during this reporting period. In addition to our tax-loss swaps, we also engaged in some bond selling to help fund our new purchases.
The issuance supply of new Minnesota bonds was up significantly on a year-over-year basis, highlighted by three major health care deals that became available in relatively quick succession. During the reporting period we participated in all three, purchasing bonds of the Mayo Clinic, Fairview Health Services and Essentia Health. The surge in Minnesota issuance put some pressure on the relative performance of many bonds within the state, a condition we are optimistic should reverse itself down the road. The Fund also added Western Minnesota Municipal Power Agency bonds. The Agency introduced an issue in June 2018 and the Fund made a number of purchases later in the reporting period.
Nuveen Nebraska Municipal Bond Fund
The Nuveen Nebraska Municipal Bond Fund underperformed the S&P Municipal Bond Index for the six-month reporting period ended November 30, 2018. This result partly reflected the underperformance of Nebraska municipal bonds relative to the national municipal market. Given our naturally larger allocation to Nebraska debt, the Fund found itself at a relative performance disadvantage.
Compared with the S&P Index, the Fund’s duration (interest rate) and yield curve positioning also detracted. Our overweighting in bonds with longer effective durations (10 years and more) was a negative performance factor because bonds in this duration range lagged shorter-term securities, in which the Fund had a meaningful underweighting. Our yield curve positioning reflected our preference for the higher income that longer-term securities earn.
On the positive side, sector positioning slightly contributed to results, led by the Fund’s overweighting in public power bonds, which represent about one-third of the Nebraska municipal market, vastly higher than in the national index. Because this generally high quality sector outpaced lower quality sectors during the reporting period, the Fund’s natural overweighting in public power bonds proved beneficial. Our choices in the health care sector also modestly boosted relative performance. Here, the Fund’s holdings were tilted toward shorter duration securities.
Meanwhile, credit rating positioning had a limited impact on the Fund’s performance versus the index, reflecting the fact that bonds with different credit ratings produced relatively similar returns during the reporting period. We continued to maintain a larger-than-index exposure to the A rated credit quality segment and underweighted AAA rated bonds.
To meet investor outflows during the reporting period, we sold some lower coupon bonds and also applied the proceeds of bond maturities. We also significantly reduced the Fund’s exposure to pre-refunded debt with near-term maturity dates. This approach was designed to manage the timing of cash coming into the Fund and to provide funds that could be invested in higher yielding securities.
Our purchase activity, which was limited during the reporting period, focused on longer-term securities (often ranging from 15 to 20 years) and took place across the investment grade credit spectrum. The purchases typically occurred in the public utilities sector, the dominant sector in the Nebraska municipal market, and included bonds of Lincoln Electric System and Omaha Public Power District.

Portfolio Managers’ Comments (continued)
Nuveen Oregon Intermediate Municipal Bond Fund
The Nuveen Oregon Intermediate Municipal Bond Fund underperformed the S&P Municipal Bond Intermediate Index for the six-month reporting period ended November 30, 2018.
Sector positioning generally was positive. The Fund benefited from an overweighting in pre-refunded securities, which are some of the highest quality, shortest duration securities in both the Fund and the national intermediate municipal bond marketplace. Due to these securities’ shorter durations, they were able to withstand rising interest rates better than longer-term securities. Detracting from the Fund’s relative performance, however, was its overweighting in the generally longer duration, higher yielding health care sector, which lagged most other sectors as interest rates rose.
The Fund’s overall duration and yield curve positioning had little overall impact on relative performance. During the reporting period, the Fund’s duration was roughly in line with the national intermediate index. The Fund’s yield curve positioning had a larger exposure than the index to longer-term bonds with effective durations of eight years and longer, allowing us to capture comparatively high yields. Simultaneously, we were overweighted in securities with effective durations of two years and less. The outperformance of these short-term securities was offset by the underperformance of our longer-term holdings, resulting in a net neutral effect.
Our credit rating positioning also had minimal overall impact on the Fund’s relative performance. In light of our preference for higher-yielding securities, the Fund had more exposure than the index to lower rated investment grade securities (BBB and A) and less exposure to the highest rated bonds (AAA and AA).
During the reporting period, the Fund experienced shareholder redemptions. We funded those outflows with the proceeds of called and maturing bonds, as well as by selling some lower yielding securities.
We worked throughout to actively manage the Fund’s duration positioning as we identified opportunities in the marketplace. We deployed some of the proceeds we had received from bond maturities and calls into variable-rate securities, which allowed us to shorten the Fund’s duration in anticipation of rising interest rates. Due to the seven-day call feature of these securities, we maintained the flexibility to own issues that we found attractive without incurring the added interest rate risk of the underlying bonds. Additionally, the securities’ floating rate feature meant their yields moved higher as interest rates rose and, as such, the securities delivered an increasing amount of income to the Fund.
We later sold some of these variable-rate holdings to take advantage of new opportunities that had emerged along with higher rates. Specifically, we bought some longer-term bonds because their yields had risen to a level we found attractive relative to their added interest rate risk. We were particularly active purchasers of bonds in the eight- to twelve-year effective duration range across a variety of sectors, including the school district, local tax-supported, higher education and hospital segments.
As rates rose during the reporting period, we also engaged in some swapping of lower yielding holdings for similarly structured issues with better income characteristics, which we typically found among bonds with effective durations of eight to twelve years.

Risk Considerations and Dividend Information
Risk Considerations
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Funds, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Funds’ use of inverse floaters creates effective leverage. Leverage involves the risk that the Funds could lose more than its original investment and also increases the Funds’ exposure to volatility and interest rate risk.
Dividend Information
Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6  –  Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6  –  Income Tax Information within the Notes to Financial Statements of this report.

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Fund Performance, Expense Ratios and Effective Leverage Ratios
The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit Nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.
Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of its investment capital. The effective leverage ratio shown for each Fund is the amount of investment exposure created either directly through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. A Fund may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades. Such incidental borrowings, described generally in Notes to Financial Statements, Note 8—Borrowing Arrangements, are excluded from the calculation of a Fund’s effective leverage ratio.

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Minnesota Intermediate Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of November 30, 2018
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	0.04%	0.44%	2.74%	4.17%
Class A Shares at maximum Offering Price	(2.99)%	(2.57)%	2.11%	3.85%
S&P Municipal Bond Intermediate Index	0.72%	1.17%	3.01%	4.50%
Lipper Other States Intermediate Municipal Debt Funds Classification Average	0.26%	0.35%	1.99%	3.34%
Class I Shares	0.23%	0.62%	2.96%	4.35%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class C Shares	(0.27)%	(0.29)%	N/A	1.69%
Class C1 Shares	(0.19)%	(0.03)%	2.28%	2.94%
Class C2 Shares	(0.16)%	(0.05)%	2.20%	2.96%
Average Annual Total Returns as of December 31, 2018 (Most Recent Calendar Quarter)
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	1.13%	0.79%	3.02%	4.30%
Class A Shares at maximum Offering Price	(1.94)%	(2.22)%	2.40%	3.98%
Class I Shares	1.22%	0.97%	3.24%	4.47%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class C Shares	0.82%	(0.04)%	N/A	1.88%
Class C1 Shares	0.89%	0.31%	2.54%	3.03%
Class C2 Shares	0.83%	0.20%	2.44%	3.05%
Since inception returns for Class C, Class C1 and Class C2 Shares are from 2/10/14, 10/28/09 and 1/18/11, respectively. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C, Class C1, and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C, Class C1, and C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C1	Class C2	Class I
Expense Ratios	0.81%	1.61%	1.26%	1.37%	0.61%
Effective Leverage Ratio as of November 30, 2018

Effective Leverage Ratio	0.00%

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Minnesota Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of November 30, 2018
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(0.37)%	0.18%	4.00%	5.75%
Class A Shares at maximum Offering Price	(4.58)%	(4.00)%	3.11%	5.30%
S&P Municipal Bond Index	0.36%	1.16%	3.59%	5.07%
Lipper Minnesota Municipal Debt Funds Classification Average	(0.25)%	0.07%	2.79%	4.31%
Class C1 Shares	(0.61)%	(0.29)%	3.52%	5.26%
Class I Shares	(0.27)%	0.39%	4.20%	5.95%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class C Shares	(0.79)%	(0.64)%	N/A	2.77%
Class C2 Shares	(0.66)%	(0.39)%	3.44%	4.48%
Average Annual Total Returns as of December 31, 2018 (Most Recent Calendar Quarter)
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	0.77%	0.33%	4.27%	5.96%
Class A Shares at maximum Offering Price	(3.50)%	(3.92)%	3.38%	5.50%
Class C1 Shares	0.53%	(0.14)%	3.81%	5.47%
Class I Shares	0.88%	0.54%	4.49%	6.16%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class C Shares	0.36%	(0.41)%	N/A	2.97%
Class C2 Shares	0.57%	(0.16)%	3.71%	4.58%
Since inception returns for Class C and Class C2 Shares are from 2/10/14 and 1/18/11, respectively. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C, Class C1, and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C, Class C1, and C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C1	Class C2	Class I
Expense Ratios	0.81%	1.61%	1.26%	1.36%	0.61%
Effective Leverage Ratio as of November 30, 2018

Effective Leverage Ratio	0.00%

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Nebraska Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of November 30, 2018
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(0.31)%	0.32%	3.55%	4.77%
Class A Shares at maximum Offering Price	(4.48)%	(3.92)%	2.65%	4.33%
S&P Municipal Bond Index	0.36%	1.16%	3.59%	5.07%
Lipper Other States Municipal Debt Funds Classification Average	0.10%	0.59%	3.01%	4.27%
Class C1 Shares	(0.57)%	(0.19)%	3.07%	4.31%
Class I Shares	(0.23)%	0.40%	3.74%	4.99%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class C Shares	(0.64)%	(0.53)%	N/A	2.21%
Class C2 Shares	(0.60)%	(0.25)%	2.98%	3.46%
Average Annual Total Returns as of December 31, 2018 (Most Recent Calendar Quarter)
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	0.65%	0.14%	3.82%	4.91%
Class A Shares at maximum Offering Price	(3.56)%	(4.06)%	2.94%	4.46%
Class C1 Shares	0.39%	(0.37)%	3.34%	4.44%
Class I Shares	0.73%	0.41%	4.01%	5.12%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class C Shares	0.23%	(0.61)%	N/A	2.37%
Class C2 Shares	0.36%	(0.43)%	3.23%	3.54%
Since inception returns for Class C and Class C2 Shares are from 2/10/14 and 1/18/11, respectively. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C, Class C1, and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C, Class C1, and C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C1	Class C2	Class I
Gross Expense Ratios	0.92%	1.72%	1.37%	1.47%	0.72%
Net Expense Ratios	0.88%	1.68%	1.33%	1.43%	0.68%
The Fund's investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2020, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing or portfolio securities and extraordinary expenses) do not exceed 0.70% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.
Effective Leverage Ratio as of November 30, 2018

Effective Leverage Ratio	0.00%

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Oregon Intermediate Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of November 30, 2018
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	0.25%	0.38%	2.27%	3.51%
Class A Shares at maximum Offering Price	(2.74)%	(2.59)%	1.65%	3.19%
S&P Municipal Bond Intermediate Index	0.72%	1.17%	3.01%	4.50%
Lipper Other States Intermediate Municipal Debt Funds Classification Average	0.26%	0.35%	1.99%	3.34%
Class I Shares	0.34%	0.66%	2.47%	3.70%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class C Shares	(0.07)%	(0.36)%	N/A	1.21%
Class C2 Shares	0.05%	(0.12)%	1.72%	2.45%
Average Annual Total Returns as of December 31, 2018 (Most Recent Calendar Quarter)
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	1.25%	0.68%	2.56%	3.56%
Class A Shares at maximum Offering Price	(1.77)%	(2.37)%	1.94%	3.25%
Class I Shares	1.34%	0.85%	2.74%	3.73%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class C Shares	0.83%	(0.16)%	N/A	1.40%
Class C2 Shares	0.95%	0.18%	1.99%	2.56%
Since inception returns for Class C and Class C2 Shares are from 2/10/14 and 1/18/11, respectively. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.82%	1.62%	1.37%	0.62%

Effective Leverage Ratio as of November 30, 2018

Effective Leverage Ratio	0.00%

Yields    as of November 30, 2018
Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.
The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. If the fund did not receive a fee waiver/expense reimbursement during the period under its most recent agreement, subsidized and unsubsidized yields will be equal. Refer to the Notes to Financial Statements, Note 7  –  Management Fees and Other Transactions with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at an assumed tax rate. Your actual combined federal and state income tax rates may differ from the assumed rate. Taxable-Equivalent Yield also assumes that 100% of the income generated and paid by the Fund is exempt from both federal and state income tax; a Fund’s Taxable-Equivalent Yield will be lower to the extent the Fund invests in municipal securities paying income that is not exempt from state and/or federal income tax (e.g., certain out-of-state bonds). If the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.
Nuveen Minnesota Intermediate Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C1	Class C2	Class I
Dividend Yield	2.76%	2.03%	2.36%	2.26%	3.04%
SEC 30-Day Yield	2.36%	1.64%	1.99%	1.89%	2.63%
Taxable-Equivalent Yield (31.9%)[2]	3.47%	2.41%	2.92%	2.78%	3.86%
Nuveen Minnesota Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C1	Class C2	Class I
Dividend Yield	2.99%	2.33%	2.66%	2.54%	3.34%
SEC 30-Day Yield	2.73%	2.06%	2.41%	2.31%	3.05%
Taxable-Equivalent Yield (31.9%)[2]	4.01%	3.02%	3.54%	3.39%	4.48%

Nuveen Nebraska Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C1	Class C2	Class I
Dividend Yield	2.72%	2.03%	2.33%	2.25%	3.01%
SEC 30-Day Yield - Subsidized	2.34%	1.65%	1.96%	1.89%	2.64%
SEC 30-Day Yield - Unsubsidized	2.30%	1.61%	1.96%	1.86%	2.60%
Taxable-Equivalent Yield - Subsidized (30.8%)[2]	3.38%	2.38%	2.83%	2.73%	3.82%
Taxable-Equivalent Yield - Unsubsidized (30.8%)[2]	3.32%	2.33%	2.83%	2.69%	3.76%
Nuveen Oregon Intermediate Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.04%	1.27%	1.50%	2.28%
SEC 30-Day Yield	1.86%	1.13%	1.38%	2.12%
Taxable-Equivalent Yield (33.9%)[2]	2.81%	1.71%	2.09%	3.21%
1         The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.
2         The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate shown in the respective table above.

Holding Summaries    as of November 30, 2018
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Nuveen Minnesota Intermediate Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	98.4%
Short-Term Municipal Bonds	0.9%
Other Assets Less Liabilities	0.7%
Net Assets	100%
Portfolio Composition (% of total investments)
Tax Obligation/General	19.6%
Education and Civic Organizations	18.3%
Health Care	16.2%
Long-Term Care	11.6%
Utilities	11.4%
U.S. Guaranteed	9.0%
Tax Obligation/Limited	6.0%
Transportation	5.6%
Other	2.3%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	7.4%
AAA	11.6%
AA	29.8%
A	23.9%
BBB	6.2%
BB or Lower	4.0%
N/R (not rated)	17.1%
Total	100%

Nuveen Minnesota Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	97.4%
Short-Term Municipal Bonds	1.3%
Other Assets Less Liabilities	1.3%
Net Assets	100%
Portfolio Composition (% of total investments)
Tax Obligation/General	19.0%
Health Care	17.9%
Education and Civic Organizations	16.1%
Utilities	13.8%
U.S. Guaranteed	9.9%
Long-Term Care	9.2%
Tax Obligation/Limited	5.9%
Transportation	5.0%
Other	3.2%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	8.4%
AAA	12.8%
AA	23.3%
A	27.2%
BBB	8.5%
BB or Lower	5.9%
N/R (not rated)	13.9%
Total	100%

Holding Summaries    as of November 30, 2018 (continued)
Nuveen Nebraska Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	97.7%
Other Assets Less Liabilities	2.3%
Net Assets	100%
Portfolio Composition (% of total investments)
Utilities	24.0%
Tax Obligation/General	18.4%
Health Care	14.0%
Education and Civic Organizations	10.4%
Long-Term Care	6.8%
Tax Obligation/Limited	6.5%
Water and Sewer	5.7%
Transportation	5.5%
U.S. Guaranteed	5.3%
Other	3.4%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	5.3%
AAA	3.8%
AA	51.1%
A	34.4%
BBB	4.4%
BB or Lower	1.0%
Total	100%

Nuveen Oregon Intermediate Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	99.2%
Other Assets Less Liabilities	0.8%
Net Assets	100%
Portfolio Composition (% of total investments)
Tax Obligation/General	40.6%
Health Care	15.2%
Tax Obligation/Limited	12.4%
Water and Sewer	9.5%
U.S. Guaranteed	6.6%
Education and Civic Organizations	5.0%
Other	10.7%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	5.0%
AAA	12.5%
AA	57.0%
A	15.7%
BBB	6.9%
N/R (not rated)	2.9%
Total	100%

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples below do not include the interest and related expenses from inverse floaters that are reflected in the financial statements later within this report, when applicable.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended November 30, 2018.
The beginning of the period is June 1, 2018.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Minnesota Intermediate Municipal Bond Fund
	Share Class
	Class A	Class C	Class C1	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,000.40	$ 997.30	$ 998.10	$ 998.40	$1,002.30
Expenses Incurred During the Period	$ 4.06	$ 8.06	$ 6.31	$ 6.81	$ 3.06
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.01	$1,017.00	$1,018.75	$1,018.25	$1,022.01
Expenses Incurred During the Period	$ 4.10	$ 8.14	$ 6.38	$ 6.88	$ 3.09
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.81%, 1.61%, 1.26%, 1.36% and 0.61% for Classes A, C, C1, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Minnesota Municipal Bond Fund
	Share Class
	Class A	Class C	Class C1	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 996.30	$ 992.10	$ 993.90	$ 993.40	$ 997.30
Expenses Incurred During the Period	$ 4.00	$ 7.99	$ 6.20	$ 6.75	$ 3.00
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.06	$1,017.05	$1,018.85	$1,018.30	$1,022.06
Expenses Incurred During the Period	$ 4.05	$ 8.09	$ 6.28	$ 6.83	$ 3.04
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.80%, 1.60%, 1.24%, 1.35% and 0.60% for Classes A, C, C1, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
Nuveen Nebraska Municipal Bond Fund
	Share Class
	Class A	Class C	Class C1	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 996.90	$ 993.60	$ 994.30	$ 994.00	$ 997.70
Expenses Incurred During the Period	$ 4.41	$ 8.40	$ 6.65	$ 7.15	$ 3.41
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.66	$1,016.65	$1,018.40	$1,017.90	$1,021.66
Expenses Incurred During the Period	$ 4.46	$ 8.49	$ 6.73	$ 7.23	$ 3.45
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.88%, 1.68%, 1.33%, 1.43% and 0.68% for Classes A, C, C1, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
Nuveen Oregon Intermediate Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,002.50	$ 999.30	$1,000.50	$1,003.40
Expenses Incurred During the Period	$ 4.07	$ 8.07	$ 6.82	$ 3.06
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.01	$1,017.00	$1,018.25	$1,022.01
Expenses Incurred During the Period	$ 4.10	$ 8.14	$ 6.88	$ 3.09
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.81%, 1.61%, 1.36% and 0.61% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Minnesota Intermediate Municipal Bond Fund
Portfolio of Investments    November 30, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.4%
	MUNICIPAL BONDS – 98.4%
	Education and Civic Organizations – 18.2%
	Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory Academy, Refunding Series 2016A:
$ 425	3.000%, 8/01/23	No Opt. Call	BB+	$412,543
720	3.500%, 8/01/25	No Opt. Call	BB+	704,470
130	4.000%, 8/01/28	8/26 at 100.00	BB+	127,846
	City of Ham Lake, Minnesota, Charter School Lease Revenue Bonds, DaVinci Academy Project, Series 2016A:
100	5.000%, 7/01/31	7/24 at 102.00	N/R	100,938
1,000	5.000%, 7/01/36	7/24 at 102.00	N/R	994,180
210	City of Woodbury, Minnesota, Charter School Lease Revenue Bonds, Math and Science Academy Building Company, Series 2012A, 5.000%, 12/01/27	12/20 at 102.00	BBB-	220,928
	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project, Series 2015A:
190	5.000%, 7/01/30	7/25 at 100.00	BB+	196,551
710	5.250%, 7/01/37	7/25 at 100.00	BB+	733,870
	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project, Series 2016A:
200	4.000%, 7/01/22	No Opt. Call	BB+	204,478
465	4.000%, 7/01/23	No Opt. Call	BB+	474,346
300	4.000%, 7/01/24	No Opt. Call	BB+	304,944
135	4.000%, 7/01/25	No Opt. Call	BB+	136,712
130	4.000%, 7/01/26	7/25 at 100.00	BB+	130,221
300	4.000%, 7/01/27	7/25 at 100.00	BB+	299,130
370	4.000%, 7/01/28	7/25 at 100.00	BB+	365,068
250	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Seven Hills Preparatory Academy Project, Series 2017A, 4.375%, 10/01/27	10/24 at 100.00	N/R	238,357
645	Forest Lake, Minnesota, Charter School Lease Revenue Bonds, Lakes International Language Academy, Series 2014A, 5.500%, 8/01/36	8/22 at 102.00	BB+	672,271
	Greenwood, Minnesota, Charter School Lease Revenue Bonds, Main Street School of Performing Arts Project, Series 2016A:
1,010	4.500%, 7/01/26	No Opt. Call	N/R	979,680
40	5.000%, 7/01/36	7/26 at 100.00	N/R	37,893
1,820	Ham Lake, Minnesota Charter School Lease Revenue Bonds, Parnassus Preparatory School Project, Series 2016A, 4.000%, 11/01/26	No Opt. Call	BB	1,771,752
	Independence, Minnesota, Charter School Lease Revenue Bonds, Beacon Academy Project, Series 2016A:
1,000	4.750%, 7/01/31	7/26 at 100.00	N/R	979,570
500	5.000%, 7/01/36	7/26 at 100.00	N/R	486,305

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 255	Itasca County, Minnesota, Revenue Bonds, Charles K. Blandin Foundation, Series 2010, 4.000%, 5/01/19	No Opt. Call	A2	$257,068
1,350	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Hiawatha Academies Project, Series 2016A, 5.000%, 7/01/31	7/24 at 102.00	N/R	1,355,008
1,405	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Twin Cities International Schools Project, Series 2017A, 5.000%, 12/01/32, 144A	12/27 at 100.00	N/R	1,379,359
1,330	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Yinghua Academy Project, Series 2013A, 6.000%, 7/01/33	7/23 at 100.00	BB+	1,397,032
	Minneapolis, Minnesota, Revenue Bonds, Blake School Project, Refunding Series 2010:
550	4.000%, 9/01/19	No Opt. Call	A2	557,964
315	4.000%, 9/01/21	9/20 at 100.00	A2	323,845
1,040	Minneapolis, Minnesota, Revenue Bonds, University Gateway Project, Refunding Series 2015, 4.000%, 12/01/28	12/24 at 100.00	Aa1	1,112,363
	Minneapolis, Minnesota, Revenue Bonds, YMCA of Greater Twin Cities Project, Series 2016:
500	3.000%, 6/01/21	No Opt. Call	A3	505,400
710	3.000%, 6/01/23	No Opt. Call	A3	718,953
630	Minnesota Higher Education Facilities Authority, Revenue Bonds, Augsburg College, Refunding Series 2010-7-G, 4.000%, 10/01/21	10/19 at 100.00	Baa3	630,391
	Minnesota Higher Education Facilities Authority, Revenue Bonds, Bethel University, Refunding Series 2017:
2,800	5.000%, 5/01/32	5/27 at 100.00	BBB-	3,014,732
405	5.000%, 5/01/37	5/27 at 100.00	BBB-	428,417
1,600	Minnesota Higher Education Facilities Authority, Revenue Bonds, Carleton College, Refunding Series 2017, 4.000%, 3/01/33	3/27 at 100.00	Aa2	1,676,672
120	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Benedict, Series 2016-8K, 3.250%, 3/01/32	3/26 at 100.00	Baa1	110,929
150	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Scholastica, Inc., Series 2011-7J, 6.000%, 12/01/28	12/19 at 100.00	Baa2	154,826
	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Scholastica, Inc., Series 2012-7R:
200	4.000%, 12/01/20	No Opt. Call	Baa2	205,872
310	3.375%, 12/01/22	No Opt. Call	Baa2	314,343
750	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Scholastica, Series 20107H, 5.125%, 12/01/30	12/19 at 100.00	Baa2	769,087
	Minnesota Higher Education Facilities Authority, Revenue Bonds, Gustavus Adolfus College, Series 2013-7W:
350	4.000%, 10/01/21	No Opt. Call	A3	366,492
250	5.000%, 10/01/22	No Opt. Call	A3	275,092
500	5.000%, 10/01/23	No Opt. Call	A3	560,855
990	4.250%, 10/01/28	10/23 at 100.00	A3	1,046,578
1,250	Minnesota Higher Education Facilities Authority, Revenue Bonds, Macalester College, Series 201528J, 3.250%, 3/01/29	3/25 at 100.00	Aa3	1,256,550

Nuveen Minnesota Intermediate Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 1,235	Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint Catherine University, Refunding Series 2018A, 5.000%, 10/01/31	10/28 at 100.00	Baa1	$1,382,385
700	Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint John's University, Series 2015-8I, 3.375%, 10/01/30	10/25 at 100.00	A2	704,025
1,000	Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint Olaf College, Series 2015-8-G, 5.000%, 12/01/28	12/25 at 100.00	A1	1,145,610
	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint Thomas, Series 2013-7U:
2,000	4.000%, 4/01/25	4/23 at 100.00	A2	2,126,560
775	4.000%, 4/01/26	4/23 at 100.00	A2	820,554
300	4.000%, 4/01/27	4/23 at 100.00	A2	315,198
	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint Thomas, Series 2017A:
750	4.000%, 10/01/34	10/27 at 100.00	A2	777,960
400	4.000%, 10/01/35	10/27 at 100.00	A2	413,416
450	4.000%, 10/01/36	10/27 at 100.00	A2	463,167
705	Minnesota Office of Higher Education, Supplemental Student Loan Program Revenue Bonds, Senior Series 2018, 5.000%, 11/01/26 (Alternative Minimum Tax)	No Opt. Call	AA	795,755
	Minnesota State Colleges and University, General Fund Revenue Bonds, Series 2009A:
985	4.000%, 10/01/22	10/19 at 100.00	AA-	1,000,977
1,755	4.000%, 10/01/23	10/19 at 100.00	AA-	1,783,027
	Minnesota State Colleges and University, General Fund Revenue Bonds, Series 2011A:
1,515	4.250%, 10/01/24	10/21 at 100.00	AA-	1,592,856
880	4.375%, 10/01/25	10/21 at 100.00	AA-	926,244
905	4.500%, 10/01/26	10/21 at 100.00	AA-	956,386
1,185	Minnesota State Colleges and University, General Fund Revenue Bonds, Series 2015A, 3.000%, 10/01/26	4/25 at 100.00	AA-	1,212,326
	Moorhead, Minnesota, Educational Facilities Revenue Bonds, The Concordia College Corporation Project, Series 2016:
980	4.000%, 12/01/30	12/25 at 100.00	Baa1	991,329
1,060	4.000%, 12/01/32	12/25 at 100.00	Baa1	1,065,788
935	Otsego, Minnesota, Charter School Lease Revenue Bonds, Kaleidoscope Charter School Project, Series 2014A, 5.000%, 9/01/34	9/24 at 100.00	BB	925,884
560	Ramsey, Anoka County, Minnesota, Lease Revenue Bonds, PACT Charter School Project, Refunding Series 2013A, 5.000%, 12/01/26	12/21 at 100.00	BBB-	578,833
680	Rice County, Minnesota Educational Facility Revenue Bonds, Shattuck, Saint Mary's School Project, Series 2015, 5.000%, 8/01/22, 144A	No Opt. Call	BB+	709,702
70	Saint Cloud, Minnesota, Charter School Lease Revenue Bonds, Stride Academy Project, Series 2016A, 5.000%, 4/01/36	4/26 at 100.00	CC	38,294
480	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Great River School Project, Series 2017A, 5.500%, 7/01/38, 144A	7/27 at 100.00	N/R	485,866
2,005	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Hmong College Prep Academy Project, Series 2016A, 5.250%, 9/01/31	9/26 at 100.00	BB+	2,056,087

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 200	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Metro Deaf School Project, Series 2018A, 5.000%, 6/15/38, 144A	6/25 at 100.00	N/R	$197,542
465	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Nova Classical Academy, Series 2011A, 5.700%, 9/01/21	No Opt. Call	BBB-	486,720
885	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Twin Cities Academy Project, Series 2015A, 5.000%, 7/01/35	7/25 at 100.00	BB	893,354
	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Twin Cities German Immersion School, Series 2013A:
225	4.000%, 7/01/23	No Opt. Call	BB+	225,160
700	5.000%, 7/01/33	7/23 at 100.00	BB+	701,106
260	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Saint Paul Conservatory for Performing Artists Charter School Project, Series 2013A, 4.000%, 3/01/28	3/23 at 100.00	BB+	244,049
2,395	Saint Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Minnesota Public Radio Project, Refunding Series 2010, 5.000%, 12/01/25	12/20 at 100.00	A2	2,515,421
2,770	Savage, Minnesota Charter School Lease Revenue Bonds, Aspen Academy Project, Series 2016A, 5.000%, 10/01/36	10/26 at 100.00	N/R	2,519,869
	University of Minnesota, General Obligation Bonds, Series 2014B:
1,000	4.000%, 1/01/31	1/24 at 100.00	Aa1	1,053,750
1,000	4.000%, 1/01/32	1/24 at 100.00	Aa1	1,049,030
1,000	4.000%, 1/01/34	1/24 at 100.00	Aa1	1,038,720
	Winona Port Authority, Minnesota, Charter School Lease Revenue Bonds, Bluffview Montessori School Project, Refunding Series 2016:
205	3.750%, 6/01/26	6/24 at 100.00	N/R	191,833
10	4.500%, 6/01/36	6/24 at 100.00	N/R	9,053
61,835	Total Education and Civic Organizations			63,383,717
	Health Care – 15.2%
3,370	Chippewa County, Minnesota, Gross Revenue Hospital Bonds, Montevideo Hospital Project, Refunding Series 2016, 4.000%, 3/01/29	3/26 at 100.00	N/R	3,427,897
	City of Plato, Minnesota, Health Care Facilities Revenue Bonds, Glencoe Regional Health Services Project, Series 2017:
1,140	4.000%, 4/01/29	4/27 at 100.00	BBB	1,185,760
1,040	4.000%, 4/01/32	4/27 at 100.00	BBB	1,066,135
1,150	Crookston, Minnesota, Health Care Facilities Revenue Bonds, RiverView Health Project, Refunding Series 2017A, 4.000%, 5/01/32	5/25 at 100.00	N/R	1,102,056
45	Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds, Essentia Health Obligated Group, Series 2018A, 5.000%, 2/15/33	2/28 at 100.00	A-	49,856
	Glencoe, Minnesota, Health Care Facilities Revenue Bonds, Glencoe Regional Health Services Project, Series 2013:
100	4.000%, 4/01/21	No Opt. Call	BBB	103,212
660	4.000%, 4/01/25	4/22 at 100.00	BBB	679,061
400	4.000%, 4/01/26	4/22 at 100.00	BBB	409,812
2,000	Maple Grove, Minnesota, Health Care Facilities Revenue Refunding Bonds, North Memorial Health Care, Series 2015, 5.000%, 9/01/28	9/25 at 100.00	Baa1	2,216,400

Nuveen Minnesota Intermediate Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Maple Grove, Minnesota, Health Care Facility Revenue Bonds, North Memorial Health Care, Series 2017:
$ 495	5.000%, 5/01/31	5/27 at 100.00	Baa1	$554,405
405	5.000%, 5/01/32	5/27 at 100.00	Baa1	451,672
	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services, Series 2015A:
1,010	5.000%, 11/15/28	11/25 at 100.00	A+	1,148,723
1,000	5.000%, 11/15/29	11/25 at 100.00	A+	1,132,330
1,000	5.000%, 11/15/30	11/25 at 100.00	A+	1,126,050
2,000	5.000%, 11/15/32	11/25 at 100.00	A+	2,232,820
	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services, Series 2018A:
1,665	5.000%, 11/15/35	11/28 at 100.00	A+	1,855,543
2,000	5.000%, 11/15/36	11/28 at 100.00	A+	2,219,100
1,000	Minneapolis-Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Children's Health Care, Series 2010A, 5.250%, 8/15/25	8/20 at 100.00	AA-	1,049,150
500	Minneapolis-Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care System Revenue Bonds, Allina Health System, Refunding Series 2017A, 5.000%, 11/15/29	5/27 at 100.00	AA-	575,570
1,085	Minnesota Agricultural and Economic Development Board, Health Care Facilities Revenue Bonds, Essentia Health Obligated Group, Refunding Series 2008C-1, 5.500%, 2/15/25 – AGC Insured	2/20 at 100.00	AA	1,127,206
	Northern Itasca Hospital District, Minnesota, Health Facilities Gross Revenue Bonds, Refunding Series 2013A:
275	4.000%, 12/01/25	12/20 at 100.00	N/R	276,042
250	4.050%, 12/01/26	12/20 at 100.00	N/R	250,028
250	4.150%, 12/01/27	12/20 at 100.00	N/R	248,915
750	Northern Itasca Hospital District, Minnesota, Health Facilities Gross Revenue Bonds, Series 2013C, 5.400%, 12/01/33	12/20 at 100.00	N/R	762,525
	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Refunding Series 2016B:
2,300	5.000%, 11/15/29	No Opt. Call	AA	2,778,078
1,000	5.000%, 11/15/33	No Opt. Call	AA	1,229,790
1,175	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Series 2011, 4.500%, 11/15/38 (Mandatory Put 11/15/21)	No Opt. Call	AA	1,250,035
475	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Olmsted Medical Center Project, Series 2010, 5.125%, 7/01/20	No Opt. Call	A	490,851
500	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Olmsted Medical Center Project, Series 2013, 3.000%, 7/01/25	7/23 at 100.00	A	506,745
80	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System Project, Series 2010A, 4.250%, 5/01/21	5/20 at 100.00	AA-	82,437

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue Bonds, HealthPartners Obligated Group, Refunding Series 2015A:
$ 3,225	5.000%, 7/01/28	7/25 at 100.00	A+	$3,652,893
1,490	5.000%, 7/01/30	7/25 at 100.00	A+	1,671,914
4,500	5.000%, 7/01/32	7/25 at 100.00	A+	5,007,465
1,155	4.000%, 7/01/35	7/25 at 100.00	A+	1,176,980
1,540	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Allina Health System, Series 2009A-1, 5.000%, 11/15/24	11/19 at 100.00	AA-	1,583,336
	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Fairview Health Services, Series 2017A:
1,000	5.000%, 11/15/34	11/27 at 100.00	A+	1,123,280
1,745	4.000%, 11/15/35	11/27 at 100.00	A+	1,777,946
625	4.000%, 11/15/36	11/27 at 100.00	A+	630,381
1,355	4.000%, 11/15/37	11/27 at 100.00	A+	1,362,249
	Shakopee, Minnesota, Health Care Facilities Revenue Bonds, Saint Francis Regional Medical Center, Refunding Series 2014:
1,200	5.000%, 9/01/27	9/24 at 100.00	A	1,324,344
1,140	5.000%, 9/01/29	9/24 at 100.00	A	1,247,867
	Winona, Minnesota, Health Care Facilities Revenue Bonds, Winona Health Obligated Group, Refunding Series 2012:
485	4.500%, 7/01/24	7/21 at 100.00	BBB	496,693
260	5.000%, 7/01/34	7/21 at 100.00	BBB	266,024
48,840	Total Health Care			52,909,576
	Housing/Multifamily – 0.1%
500	Anoka Housing and Redevelopment Authority, Minnesota, Multifamily Housing Revenue Bonds, Woodland Park Apartments Project, Series 2011A, 5.000%, 4/01/27	4/19 at 100.00	Aaa	503,015
	Housing/Single Family – 1.3%
500	Dakota County Community Development Agency, Minnesota, Single Family Mortgage Revenue Bonds, Mortgage Backed Securities Program, Series 2011A, 4.400%, 12/01/26	12/20 at 100.00	AA+	511,750
445	Minnesota Housing Finance Agency, Homeownership Finance Bonds, Mortgage-Backed Securities Program, Series 2011D, 4.375%, 7/01/26	7/21 at 100.00	Aaa	452,863
375	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2012A, 3.750%, 7/01/22 (Alternative Minimum Tax)	1/22 at 100.00	AA+	388,335
120	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2012C, 3.750%, 1/01/22 (Alternative Minimum Tax)	1/22 at 100.00	AA+	124,991
240	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2014C, 3.100%, 7/01/26	7/24 at 100.00	AA+	241,325
165	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2015F, 3.300%, 7/01/29	7/25 at 100.00	AA+	165,871
	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2017A:
50	1.750%, 7/01/21 (Alternative Minimum Tax)	No Opt. Call	AA+	49,070
620	3.200%, 7/01/30 (Alternative Minimum Tax)	1/27 at 100.00	AA+	592,150

Nuveen Minnesota Intermediate Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Single Family (continued)
$ 480	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2017D, 3.300%, 1/01/30 (Alternative Minimum Tax)	1/27 at 100.00	AA+	$463,522
	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2018A:
855	3.500%, 7/01/28 (Alternative Minimum Tax)	7/27 at 100.00	AA+	850,169
640	3.625%, 7/01/32 (Alternative Minimum Tax)	7/27 at 100.00	AA+	631,539
4,490	Total Housing/Single Family			4,471,585
	Industrials – 0.9%
1,000	Minneapolis, Minnesota, Limited Tax Supported Development Revenue Bonds, Common Bond Fund Series 2013-1, 4.000%, 6/01/28	6/21 at 100.00	A+	1,030,130
2,020	Minneapolis, Minnesota, Limited Tax Supported Development Revenue Bonds, Common Bond Fund Series 2010-2A, 4.625%, 12/01/20	No Opt. Call	A+	2,072,540
3,020	Total Industrials			3,102,670
	Long-Term Care – 11.6%
300	Apple Valley, Minnesota, Senior Housing Revenue Bonds, PHS Apple Valley Senior Housing, Inc., Orchard Path Project, Refunding Series 2018, 4.000%, 9/01/33	9/23 at 102.00	N/R	288,012
1,000	Center City, Minnesota, Health Care Facilities Revenue Bonds, Hazelden Betty Ford Foundation Project, Series 2014, 5.000%, 11/01/25	11/24 at 100.00	Baa1	1,107,520
565	Center City, Minnesota, Health Care Facilities Revenue Bonds, Hazelden Foundation Project, Series 2011, 4.550%, 11/01/26	11/19 at 100.00	Baa1	573,893
815	Chisago City, Minnesota, Housing and Health Care Revenue Bonds, CDL Homes, LLC Project, Series 2013B, 6.000%, 8/01/33	8/23 at 100.00	N/R	872,164
1,110	City of Minneapolis, Minnesota, Senior Housing and Healthcare Facilities Revenue Bonds, Walker Minneapolis Campus Project, Series 2015, 4.625%, 11/15/31	11/22 at 100.00	N/R	1,058,418
325	City of Vergas, Minnesota, Housing and Health Care Revenue Bonds, CDL Homes, LLC Project, Refunding Series 2016, 4.000%, 8/01/31	8/24 at 100.00	N/R	313,693
500	City of West Saint Paul, Minnesota Housing and Health Care Facilities Revenue Refunding Bonds, Walker Westwood Ridge Campus Project, Series 2017, 5.000%, 11/01/37	11/25 at 100.00	N/R	507,560
235	Cold Spring, Minnesota, Health Care Facilities Revenue Bonds, Assumption Home, Inc., Refunding Series 2017, 4.450%, 3/01/31	3/22 at 101.00	N/R	233,451
200	Cold Spring, Minnesota, Health Care Facilities Revenue Bonds, Assumption Home, Inc., Refunding Series 2018, 4.500%, 9/01/33	9/23 at 101.00	N/R	195,144
	Columbus, Minnesota, Senior Housing Revenue Bonds, Richfield Senior Housing, Inc., Refunding Series 2015:
1,000	4.600%, 1/01/27	1/23 at 100.00	N/R	1,017,060
500	5.000%, 1/01/34	1/23 at 100.00	N/R	507,150
	Dakota County Community Development Agency, Minnesota, Senior Housing Revenue Bonds, Walker Highview Hills LLC Project, Refunding Series 2016A:
2,385	3.875%, 8/01/29, 144A	8/22 at 100.00	N/R	2,242,401
1,100	5.000%, 8/01/36, 144A	8/22 at 100.00	N/R	1,103,938
1,435	Lake Crystal, Minnesota, Housing and Health Care Revenue Bonds, Ecumen, Second Century & Owatonna Senior Living Project, Refunding Series 2014A, 4.500%, 9/01/44 (Mandatory Put 9/01/24)	2/19 at 100.00	N/R	1,436,478

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
	Minneapolis, Minnesota, Revenue Bonds, Walker Minneapolis Campus Project, Refunding Series 2012:
$ 1,400	5.000%, 11/15/24	11/22 at 100.00	N/R	$1,437,758
1,650	4.750%, 11/15/28	11/22 at 100.00	N/R	1,615,400
	Minneapolis, Minnesota, Senior Housing and Healthcare Revenue Bonds, Ecumen, Abiitan Mill City Project, Series 2015:
425	4.750%, 11/01/28	5/23 at 100.00	N/R	432,931
750	5.250%, 11/01/45	5/23 at 100.00	N/R	763,530
750	Otsego, Minnesota, Revenue Bonds, Evans Park, Inc. Project, Refunding Series 2017B, 4.000%, 10/01/31	10/21 at 101.00	N/R	720,090
	Rochester, Minnesota, Health Care and Housing Revenue Bonds, Samaritan Bethany, Inc. Project, Refunding Series 2017A:
775	3.875%, 8/01/26	8/25 at 100.00	N/R	765,615
805	4.000%, 8/01/27	8/25 at 100.00	N/R	794,527
2,615	4.000%, 8/01/30	8/25 at 100.00	N/R	2,497,273
1,000	Saint Louis Park, Minnesota, Health Care Facilities Revenue Bonds, Mount Olivet Careview Home Project, Series 2016B, 4.350%, 6/01/36	6/26 at 100.00	N/R	973,700
250	Saint Louis Park, Minnesota, Health Care Facilities Revenue Bonds, Mount Olivet Careview Home Project, Series 2016C, 3.050%, 6/01/27	6/21 at 101.00	N/R	240,370
2,760	Saint Paul Housing and Redevelopment Authority Minnesota, Senior Housing and Health Care Revenue Bonds, Episcopal Homes Project, Series 2013, 5.000%, 5/01/33	5/23 at 100.00	N/R	2,781,583
800	Saint Paul Housing and Redevelopment Authority, Minnesota, Senior Housing and Health Care Revenue Bonds, Episcopal Homes Project, Refunding Series 2012A, 4.000%, 11/01/22	11/20 at 100.00	N/R	795,400
	Saint Paul Park, Minnesota, Health Facilities Revenue Bonds, Presbyterian Homes Interlude Transitional Care Projects, Refunding Series 2018:
510	4.200%, 5/01/33	5/23 at 102.00	N/R	498,653
1,940	4.750%, 5/01/38	5/23 at 102.00	N/R	1,969,895
	Saint Paul Park, Minnesota, Senior Housing and Health Care Revenue Bonds, Presbyterian Homes Bloomington Project, Refunding Series 2017:
500	3.250%, 9/01/26	9/24 at 100.00	N/R	500,245
515	3.500%, 9/01/27	9/24 at 100.00	N/R	519,790
550	3.700%, 9/01/28	9/24 at 100.00	N/R	557,370
350	3.800%, 9/01/29	9/24 at 100.00	N/R	354,676
565	3.900%, 9/01/30	9/24 at 100.00	N/R	573,402
420	4.125%, 9/01/34	9/24 at 100.00	N/R	427,396
2,000	Saint Paul Port Authority, Minnesota, Revenue Bonds, Amherst H. Wilder Foundation Project, Series 2010-3, 5.000%, 12/01/24	12/20 at 100.00	Baa2	2,058,100
1,020	Sartell, Minnesota, Health Care and Housing Facilities Revenue Bonds, Country Manor Campus LLC Project, Series 2012A, 5.250%, 9/01/27	9/22 at 100.00	N/R	1,096,867
1,590	Sartell, Minnesota, Health Care Facilities Revenue Bonds, Country Manor Campus LLC Project, Refunding Series 2017, 5.000%, 9/01/27	No Opt. Call	N/R	1,774,535

Nuveen Minnesota Intermediate Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
	Sauk Rapids, Minnesota, Health Care and Housing Facilities Revenue Bonds, Good Shepherd Luthran Home, Refunding Series 2013:
$ 180	5.000%, 1/01/21	No Opt. Call	N/R	$185,499
2,395	5.125%, 1/01/39	1/23 at 100.00	N/R	2,412,843
	Wayzata, Minnesota, Senior Housing Revenue Bonds, Folkestone Senior Living Community, Series 2012A:
625	5.100%, 5/01/24 – AGM Insured	5/19 at 102.00	N/R	645,250
310	5.300%, 5/01/27	5/19 at 102.00	N/R	319,709
500	5.300%, 11/01/27	5/19 at 102.00	N/R	515,660
515	5.500%, 11/01/32	5/19 at 102.00	N/R	528,817
39,935	Total Long-Term Care			40,213,766
	Tax Obligation/General – 19.4%
1,405	Benson Independent School District 777, Minnesota, General Obligation Bonds, School Building Series 2018A, 4.000%, 2/01/32 (WI/DD, Settling 12/06/18)	2/27 at 100.00	AAA	1,475,053
	Brainerd Independent School District 181, Crow Wing County, Minnesota, General Obligation Bonds, School Building Series 2018A:
1,040	5.000%, 2/01/28	2/27 at 100.00	AAA	1,203,956
3,280	4.000%, 2/01/30	2/27 at 100.00	AAA	3,504,188
1,000	4.000%, 2/01/33	2/27 at 100.00	AAA	1,046,400
	Brooklyn Center Independent School District 286, Minnesota, General Obligation Bonds, Series 2018A:
2,145	4.000%, 2/01/35	2/27 at 100.00	Aa2	2,217,244
1,720	4.000%, 2/01/37	2/27 at 100.00	Aa2	1,761,796
	Buffalo, Minnesota, Water and Sewer Revenue Bonds, Refunding Series 2014A:
1,905	4.000%, 11/01/24 – BAM Insured	11/23 at 100.00	AA	2,030,711
2,000	4.000%, 11/01/28 – BAM Insured	11/23 at 100.00	AA	2,090,040
1,000	Cloquet Independent School District 94, Carlton and Sant Louis Counties, Minnesota, General Obligation Bonds, School Building Series 2015B, 4.000%, 2/01/36	2/25 at 100.00	Aa2	1,021,380
	Fridley Independent School District 14, Anoka County, Minnesota, General Obligation Bonds, Alternative Facility, Series 2016B:
2,620	5.000%, 2/01/27	2/26 at 100.00	Aa2	3,030,711
1,075	4.000%, 2/01/28	2/26 at 100.00	Aa2	1,152,884
665	Goodhue County, Minnesota, General Obligation Bonds, Capital Improvement Plan, Series 2015A, 3.000%, 2/01/27	2/23 at 100.00	Aa2	671,830
455	Greenway Independent School District 316, Itasca County, Minnesota, General Obligation Bonds, Alternate Facilities, Series 2011C, 4.250%, 2/01/25	2/19 at 100.00	AAA	456,415
1,685	Hutchinson Independent School District 423, McLeod, Meeker, Renville Counties, Minnesota, General Obligation Bonds, School Building Series 2016A, 5.000%, 2/01/28	2/26 at 100.00	Aa2	1,942,485
1,000	Independent School District 621, Mounds View, Minnesota, General Obligation Bonds, School Building Series 2018A, 4.000%, 2/01/42	2/27 at 100.00	AAA	1,021,850

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Jordan Independent School District 717, Scott County, Minnesota, General Obligation Bonds, School Building Series 2014A:
$ 1,000	4.000%, 2/01/26	2/23 at 100.00	Aa2	$1,057,530
1,275	4.000%, 2/01/27	2/23 at 100.00	Aa2	1,343,008
155	Minneapolis Special School District 1, Hennepin County, Minnesota, General Obligation Bonds, Alternate Facility Series 2015B, 3.000%, 2/01/29	2/24 at 100.00	AAA	154,836
2,595	Minneapolis Special School District 1, Hennepin County, Minnesota, General Obligation Bonds, Long-Term Facilities Maintenance Series 2017B, 4.000%, 2/01/32	2/28 at 100.00	AAA	2,754,982
	Minneapolis, Minnesota, General Obligation Bonds, Improvement & Various Purpose Series 2018:
1,480	4.000%, 12/01/33	12/26 at 100.00	AAA	1,565,736
500	4.000%, 12/01/35	12/26 at 100.00	AAA	522,925
1,000	Minnesota State, General Obligation Bonds, Various Purpose Refunding Series 2013F, 4.000%, 10/01/25	10/23 at 100.00	AAA	1,076,240
2,000	Minnesota State, General Obligation Bonds, Various Purpose Series 2013A, 5.000%, 8/01/25	8/23 at 100.00	AAA	2,246,960
2,000	Minnesota State, General Obligation Bonds, Various Purpose Series 2013D, 3.500%, 10/01/28	10/23 at 100.00	AAA	2,067,380
	Minnetonka Independent School District 276, Hennepin County, Minnesota, General Obligation Bonds, Refunding Series 2013H:
525	4.000%, 2/01/25	2/23 at 100.00	Aaa	562,385
600	4.000%, 2/01/26	2/23 at 100.00	Aaa	640,146
500	Montgomery Independent School District 2905, Minnesota, General Obligation School Building Bonds, Series 2018A, 4.000%, 2/01/34	2/25 at 100.00	Aa2	517,315
1,475	Moose Lake Independent School District 97, Carlton and Pine Counties, Minnesota, General Obligation Bonds, School Building Series 2015A, 4.000%, 2/01/30	2/25 at 100.00	Aa2	1,563,559
2,050	North Branch Independent School District 138, Chisago County, Minnesota, General Obligation Bonds, School Building Series 2017A, 4.000%, 2/01/30	2/27 at 100.00	AAA	2,203,934
850	North Saint Paul Maplewood Oakdale Independent School District 622, Ramsey County, Minnesota, General Obligation Bonds, Facilities Maintenance Series 2018A, 3.375%, 2/01/35	2/27 at 100.00	Aa2	799,349
	Northland Independent School District 118, Minnesota, General Obligation Bonds, Series 2016A:
560	3.000%, 2/01/27	2/24 at 100.00	Aa2	565,695
1,185	3.000%, 2/01/29	2/24 at 100.00	Aa2	1,184,775
1,500	Osseo Independent School District 279 Hennepin County, Minnesota, General Obligation Bonds, Facilities Maintenance Series 2018B, 4.000%, 2/01/34	2/27 at 100.00	Aa1	1,568,850
620	OtterTail County, Minnesota, General Obligation Bonds, Disposal System - Prairie Lakes Municipal Authority, Series 2011, 4.750%, 5/01/27 (Alternative Minimum Tax)	5/21 at 100.00	AAA	655,179
1,035	Perham Independent School District 549, Minnesota, General Obligation Bonds, Series 2016A, 3.000%, 2/01/30	2/24 at 100.00	Aa2	1,018,833
	Richfield Independent School District 280, Hennepin County, Minnesota, General Obligation Bonds, School Buildings Series 2018A:
415	4.000%, 2/01/35	2/27 at 100.00	AAA	431,363
2,000	4.000%, 2/01/36	2/27 at 100.00	AAA	2,069,060

Nuveen Minnesota Intermediate Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 2,400	Roseville Independent School District 623, Ramsey County, Minnesota, General Obligation Bonds, School Building Refunding Series 2018A, 4.000%, 2/01/35	2/27 at 100.00	Aa2	$2,491,176
2,500	Roseville Independent School District 623, Ramsey County, Minnesota, General Obligation Bonds, Series 1994, 4.000%, 2/01/37	2/27 at 100.00	Aa2	2,578,575
1,100	Saint Cloud Independent School District 742, Stearns County, Minnesota, General Obligation Bonds, Series 2015A, 4.000%, 2/01/30	2/25 at 100.00	Aa2	1,169,234
575	Saint Francis Independent School District 15, Minnesota, General Obligation Bonds, School Building Series 2018A, 4.000%, 2/01/34	2/23 at 100.00	Aa2	590,910
600	Saint Louis County Independent School District 2142, Minnesota, General Obligation Bonds, Refunding School Building Series 2014A, 3.500%, 2/01/23	2/22 at 100.00	AAA	619,770
	Saint Michael Independent School District 885, Wright County, Minnesota, General Obligation Bonds, School Building Series 2017A:
750	3.125%, 2/01/31	2/26 at 100.00	Aa2	738,533
1,225	3.200%, 2/01/32	2/26 at 100.00	Aa2	1,207,201
1,240	South Washington County Independent School District 833, Minnesota, General Obligation Bonds, Alternate Facilities Series 2014A, 3.500%, 2/01/27	2/24 at 100.00	Aa2	1,293,729
1,330	South Washington County Independent School District 833, Minnesota, General Obligation Bonds, Facilities Maintenance Series 2018A, 4.000%, 2/01/31	2/27 at 100.00	Aa2	1,411,888
2,000	South Washington County Independent School District 833, Minnesota, General Obligation Bonds, School Building Series 2016A, 4.000%, 2/01/29	2/26 at 100.00	Aa2	2,131,640
2,000	Stillwater Independent School District 834, Washington County, Minnesota, General Obligation Bonds, School Building Series 2015A, 4.000%, 2/01/28	2/24 at 100.00	Aa2	2,123,120
64,035	Total Tax Obligation/General			67,552,759
	Tax Obligation/Limited – 5.9%
780	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.000%, 1/01/31	1/22 at 100.00	A	809,554
1,475	Minneapolis Special School District 1, Hennepin County, Minnesota, Certificates of Participation, Full Term Series 2015D, 3.000%, 2/01/29	2/24 at 100.00	AAA	1,458,141
1,015	Minneapolis Special School District 1, Hennepin County, Minnesota, Certificates of Participation, Full Term Series 2017C, 4.000%, 2/01/31	2/28 at 100.00	AAA	1,084,954
	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Grant Park Project, Refunding Series 2015:
215	3.050%, 3/01/21	No Opt. Call	N/R	214,948
495	3.650%, 3/01/24	3/23 at 100.00	N/R	500,613
200	3.800%, 3/01/25	3/23 at 100.00	N/R	202,654
200	4.000%, 3/01/27	3/23 at 100.00	N/R	202,876
	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Ivy Tower Project, Series 2015:
1,115	4.000%, 3/01/25	3/24 at 100.00	N/R	1,109,470
500	5.000%, 3/01/29	3/24 at 100.00	N/R	508,370
340	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Village at St. Anthony Falls Project, Refunding Series 2015, 4.000%, 3/01/24	3/23 at 100.00	N/R	343,155
1,170	Minnesota Housing Finance Agency, Housing Infrastructure State Appropriation Bonds, Series 2015C, 4.000%, 8/01/27	8/24 at 100.00	AA+	1,246,518
960	Minnesota Housing Finance Agency, Housing Infrastructure State Appropriation Bonds, Series 2018D, 4.000%, 8/01/34	8/28 at 100.00	AA+	990,269

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,185	Minnesota Housing Finance Agency, Nonprofit Housing Bonds, State Appropriation Series 2011, 5.250%, 8/01/27	8/21 at 100.00	AA+	$1,279,255
350	Northeast Metropolitan Intermediate School District 916, White Bear Lake, Minnesota, Certificates of Participation, Series 2015B, 3.250%, 2/01/30	2/25 at 100.00	A2	346,850
605	Northeast Metropolitan Intermediate School District 916, White Bear Lake, Minnesota, Certificates of Particpation, Series 2015B, 3.125%, 2/01/29	2/25 at 100.00	A2	599,422
	Plymouth Intermediate District 287, Minnesota, Facilities Maintence Bonds, Series 2017B:
235	4.000%, 5/01/26	No Opt. Call	A1	254,214
175	4.000%, 5/01/27	No Opt. Call	A1	189,065
630	Saint Cloud Independent School District 742, Stearns County, Minnesota, Certificates of Participation, Saint Cloud Area Public Schools, Series 2017A, 5.000%, 2/01/30	2/25 at 100.00	A1	706,482
1,685	Saint Paul Independent School District 625, Ramsey County, Minnesota, Certificates of Participation, Series 2018B, 3.250%, 2/01/33	2/27 at 100.00	AAA	1,646,548
735	Saint Paul, Minnesota, Sales Tax Revenue Bonds, Series 2014G, 5.000%, 11/01/29	11/24 at 100.00	A+	824,523
1,895	University of Minnesota, Special Purpose Revenue Bonds, State Supported Biomedical Science Research Facilities Funding Program, Series 2011B, 5.000%, 8/01/23	8/21 at 100.00	AA+	2,035,078
3,500	Virginia Housing and Redevelopment Authority, Minnesota, Health Care Facility Lease Revenue Bonds, Refunding Series 2018A, 4.000%, 10/01/29	10/25 at 100.00	N/R	3,494,540
500	Worthington Independent School District 518, Nobles County, Minnesota, Certificates of Participation, Series 2017A, 4.000%, 2/01/30	2/26 at 100.00	A+	522,235
19,960	Total Tax Obligation/Limited			20,569,734
	Transportation – 5.6%
	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Senior Lien Series 2009A:
1,000	4.000%, 1/01/19	No Opt. Call	AA-	1,001,710
1,000	5.000%, 1/01/20	1/19 at 100.00	AA-	1,002,360
500	5.000%, 1/01/21	1/19 at 100.00	AA-	501,130
2,330	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2011A, 5.000%, 1/01/25	1/21 at 100.00	A+	2,462,740
	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2012B:
2,550	5.000%, 1/01/29	1/22 at 100.00	A+	2,743,239
2,750	5.000%, 1/01/30	1/22 at 100.00	A+	2,955,012
2,000	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2014A, 5.000%, 1/01/30	1/24 at 100.00	A+	2,211,960
	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Senior Lien Series 2016C:
1,050	5.000%, 1/01/34	1/27 at 100.00	AA-	1,196,538
1,940	5.000%, 1/01/35	1/27 at 100.00	AA-	2,201,939
1,325	5.000%, 1/01/37	1/27 at 100.00	AA-	1,493,553
1,575	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien Series 2010D, 4.000%, 1/01/23 (Alternative Minimum Tax)	1/20 at 100.00	A+	1,597,649
18,020	Total Transportation			19,367,830

Nuveen Minnesota Intermediate Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 8.9% (4)
$ 395	Anoka County, Minnesota, Charter School Lease Revenue Bonds, Spectrum Building Company, Series 2012A, 5.000%, 6/01/32 (Pre-refunded 6/01/20)	6/20 at 102.00	BBB-	$419,936
	Bemidji, Minnesota, General Obligation Bonds, Refunding Sales Tax Series 2011:
635	5.500%, 2/01/23 (Pre-refunded 2/01/21)	2/21 at 100.00	A1	681,565
750	5.500%, 2/01/24 (Pre-refunded 2/01/21)	2/21 at 100.00	A1	804,998
875	5.500%, 2/01/25 (Pre-refunded 2/01/21)	2/21 at 100.00	A1	939,164
1,010	5.500%, 2/01/26 (Pre-refunded 2/01/21)	2/21 at 100.00	A1	1,084,063
1,150	5.500%, 2/01/27 (Pre-refunded 2/01/21)	2/21 at 100.00	A1	1,234,329
1,910	Duluth Independent School District 709, Minnesota, Certificates of Participation, Series 2008B, 4.000%, 2/01/19 (ETM)	No Opt. Call	AAA	1,916,876
400	Fergus Falls, Minnesota, Health Care Facilities Revenue Bonds, Lake Region Healthcare Corporation Project, Series 2010, 4.750%, 8/01/25 (Pre-refunded 12/07/18)	12/18 at 100.00	BBB-	400,100
2,025	Independent School District 833, South Washington County, Minnesota, General Obligation Bonds, Crossover Refunding School Building Series 2010A, 4.000%, 2/01/22 (Pre-refunded 2/01/19)	2/19 at 100.00	AAA	2,032,290
300	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Benedict, Series 2011-7M, 5.000%, 3/01/31 (Pre-refunded 3/01/20)	3/20 at 100.00	Baa1	311,013
	Minnesota Higher Education Facilities Authority, Revenue Bonds, Gustavus Adolfus College, Series 2010-7B:
1,040	5.000%, 10/01/23 (Pre-refunded 10/01/19)	10/19 at 100.00	A3	1,066,062
175	4.250%, 10/01/24 (Pre-refunded 10/01/19)	10/19 at 100.00	A3	178,318
	Minnesota Higher Education Facilities Authority, Revenue Bonds, Hamline University of Minnesota, Refunding Series 2010E:
1,385	4.375%, 10/01/20 (ETM)	No Opt. Call	Baa3	1,443,115
500	4.500%, 10/01/21 (Pre-refunded 10/01/20)	10/20 at 100.00	Baa3	522,095
250	5.000%, 10/01/29 (Pre-refunded 10/01/20)	10/20 at 100.00	Baa3	263,275
625	Minnesota Higher Education Facilities Authority, Revenue Bonds, Hamline University, Series 2011-7K1, 6.000%, 10/01/32 (Pre-refunded 10/01/21)	10/21 at 100.00	Baa3	691,131
	Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint Catherine University, Refunding Series 2012-7Q:
740	5.000%, 10/01/23 (Pre-refunded 10/01/22)	10/22 at 100.00	Baa1	813,304
490	5.000%, 10/01/24 (Pre-refunded 10/01/22)	10/22 at 100.00	Baa1	538,539
1,975	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint Thomas, Series 2009-7A, 4.500%, 10/01/19 (ETM)	No Opt. Call	A2	2,017,285
620	Redwood Falls, Minnesota, Gross Revenue Hospital Facilities Bonds, Redwood Area Hospital Project, Series 2006, 5.000%, 12/01/21 (Pre-refunded 12/01/18)	12/18 at 100.00	N/R	620,000
1,000	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System Project, Series 2008D, 5.375%, 5/01/31 (Pre-refunded 5/01/19) – AGC Insured	5/19 at 100.00	AA-	1,014,250
965	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System Project, Series 2010A, 4.250%, 5/01/21 (Pre-refunded 5/01/20)	5/20 at 100.00	N/R	994,857
1,480	Saint Louis Park, Minnesota, Health Care Facilities Revenue Bonds, Park Nicollet Health Services, Refunding Series 2009, 5.500%, 7/01/29 (Pre-refunded 7/01/19)	7/19 at 100.00	Aaa	1,510,133
1,595	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Allina Health System, Series 2009A-1, 5.000%, 11/15/24 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R	1,640,729

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
$ 1,025	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Gillette Children's Specialty Healthcare Project, Series 2009, 5.000%, 2/01/19 (ETM)	No Opt. Call	N/R	$1,030,125
	St. Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds, HealthEast Inc., Series 2015A:
1,000	5.000%, 11/15/29 (Pre-refunded 11/15/25)	11/25 at 100.00	N/R	1,161,980
2,285	5.000%, 11/15/30 (Pre-refunded 11/15/25)	11/25 at 100.00	N/R	2,655,124
1,250	5.250%, 11/15/35 (Pre-refunded 11/15/20)	11/20 at 100.00	N/R	1,326,450
	Stevens County Housing and Redevelopment Authority, Minnesota, Public Project Revenue Bonds, Series 2009A:
325	4.000%, 2/01/19 (ETM)	No Opt. Call	AA-	326,141
340	4.100%, 2/01/20 (ETM)	No Opt. Call	AA-	348,208
1,020	University of Minnesota, General Revenue Bonds, Series 2009C, 5.000%, 12/01/19 (Pre-refunded 6/01/19)	6/19 at 100.00	Aa1	1,036,106
29,535	Total U.S. Guaranteed			31,021,561
	Utilities – 11.3%
	Brainerd, Minnesota, Electric Utility Revenue Bonds, Series 2014A:
475	4.000%, 12/01/28	12/24 at 100.00	AA	505,348
495	4.000%, 12/01/29	12/24 at 100.00	AA	523,180
1,140	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/25 – AGM Insured	10/22 at 100.00	AA	1,237,664
	Hutchinson, Minnesota, Public Utility Revenue Bonds, Refunding Series 2012A:
500	5.000%, 12/01/25	12/22 at 100.00	A1	546,270
670	5.000%, 12/01/26	12/22 at 100.00	A1	731,466
	Luverne, Minnesota, Electric Revenue Bonds, Series 2018A:
225	4.000%, 12/01/27 – MAC Insured	No Opt. Call	AA	240,997
100	4.000%, 12/01/33 – MAC Insured	12/28 at 100.00	AA	104,756
	Minnesota Municipal Power Agency, Electric Revenue Bonds, Refunding Series 2014:
500	5.000%, 10/01/29	10/24 at 100.00	A1	561,945
500	5.000%, 10/01/30	10/24 at 100.00	A1	560,445
1,000	Minnesota Municipal Power Agency, Electric Revenue Bonds, Refunding Series 2014A, 3.500%, 10/01/28	10/24 at 100.00	A1	1,017,450
2,830	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Series 2010A-1, 5.000%, 1/01/20	No Opt. Call	A-	2,919,485
1,430	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Series 2013A, 5.000%, 1/01/30	1/23 at 100.00	A-	1,542,713
570	Rochester, Minnesota, Electric Utility Revenue Bonds, Refunding Series 2013B, 5.000%, 12/01/33	12/23 at 100.00	Aa3	630,534
750	Rochester, Minnesota, Electric Utility Revenue Bonds, Refunding Series 2015E, 3.000%, 12/01/29	12/25 at 100.00	Aa3	732,360
	Rochester, Minnesota, Electric Utility Revenue Bonds, Refunding Series 2017A:
1,000	5.000%, 12/01/33	12/26 at 100.00	Aa3	1,139,380
580	5.000%, 12/01/35	12/26 at 100.00	Aa3	655,220

Nuveen Minnesota Intermediate Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 1,070	Saint Paul Port Authority, Minnesota, District Energy Revenue Bonds, Series 2017-4, 4.000%, 10/01/40 (Alternative Minimum Tax)	10/27 at 100.00	A-	$1,064,907
2,500	Southern Minnesota Municipal Power Agency Power Supply System Revenue Bonds, Series 2015A, 4.000%, 1/01/30	1/26 at 100.00	A+	2,622,200
	Southern Minnesota Municipal Power Agency, Power Supply System Revenue Bonds, Series 1994A:
3,500	0.000%, 1/01/20 – NPFG Insured	No Opt. Call	A+	3,422,265
5,000	0.000%, 1/01/21 – NPFG Insured	No Opt. Call	A+	4,770,250
200	Thief River Falls, Minnesota, Electric Revenue Bonds, Series 2018A, 4.000%, 2/01/33 – AGM Insured	2/26 at 100.00	AA	207,498
	Western Minnesota Municipal Power Agency, Power Supply Revenue Bonds, Refunding Series 2012A:
1,000	3.000%, 1/01/28	1/23 at 100.00	Aa3	1,003,210
1,250	5.000%, 1/01/29	1/23 at 100.00	Aa3	1,374,750
	Western Minnesota Municipal Power Agency, Power Supply Revenue Bonds, Refunding Series 2015A:
1,335	5.000%, 1/01/31	1/26 at 100.00	Aa3	1,518,229
1,000	5.000%, 1/01/33	1/26 at 100.00	Aa3	1,129,340
	Western Minnesota Municipal Power Agency, Power Supply Revenue Bonds, Series 2014A:
2,850	5.000%, 1/01/29	1/24 at 100.00	Aa3	3,173,475
2,750	5.000%, 1/01/30	1/24 at 100.00	Aa3	3,055,222
1,000	5.000%, 1/01/31	1/24 at 100.00	Aa3	1,108,480
1,150	5.000%, 1/01/32	1/24 at 100.00	Aa3	1,271,877
37,370	Total Utilities			39,370,916

$ 327,540	Total Long-Term Investments (cost $338,634,979)			342,467,129

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.9%
	MUNICIPAL BONDS – 0.9%
	Health Care – 0.9%
$ 3,000	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Variable Rate Demand Obligations, Mayo Clinic Series 2008A, 1.360%, 11/15/38 (5)	1/19 at 100.00	A-1+	$ 3,000,000
$ 3,000	Total Short-Term Investments (cost $3,000,000)			3,000,000
	Total Investments (cost $341,634,979) – 99.3%			345,467,129
	Other Assets Less Liabilities – 0.7%			2,384,164
	Net Assets – 100%			$ 347,851,293

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Investment has maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ETM	Escrowed to maturity.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Nuveen Minnesota Municipal Bond Fund
Portfolio of Investments    November 30, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 97.4%
	MUNICIPAL BONDS – 97.4%
	Consumer Staples – 0.5%
$ 1,800	Moorhead, Minnesota, Recovery Zone Facility Revenue Bonds, American Crystal Sugar Company Project, Series 2010, 5.650%, 6/01/27	6/20 at 100.00	BBB+	$ 1,860,534
	Education and Civic Organizations – 15.9%
65	Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory Academy, Refunding Series 2016A, 4.250%, 8/01/46	8/26 at 100.00	BB+	59,092
800	Chaska, Minnesota, Lease Revenue Bonds, World Learner School Project, Series, 8.000%, 12/01/43	12/21 at 100.00	N/R	865,000
	City of Ham Lake, Minnesota, Charter School Lease Revenue Bonds, DaVinci Academy Project, Series 2016A:
100	5.000%, 7/01/36	7/24 at 102.00	N/R	99,418
1,000	5.000%, 7/01/47	7/24 at 102.00	N/R	963,170
1,515	City of Woodbury, Minnesota, Charter School Lease Revenue Bonds, Math and Science Academy Building Company, Series 2012A, 5.000%, 12/01/43	12/20 at 102.00	BBB-	1,551,981
	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project, Series 2015A:
405	5.250%, 7/01/37	7/25 at 100.00	BB+	418,616
500	5.500%, 7/01/50	7/25 at 100.00	BB+	518,090
300	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project, Series 2016A, 4.000%, 7/01/37	7/25 at 100.00	BB+	276,966
1,000	Forest Lake, Minnesota, Charter School Lease Revenue Bonds, Lakes International Language Academy, Series 2014A, 5.750%, 8/01/44	8/22 at 102.00	BB+	1,045,000
100	Greenwood, Minnesota, Charter School Lease Revenue Bonds, Main Street School of Performing Arts Project, Series 2016A, 5.000%, 7/01/36	7/26 at 100.00	N/R	94,732
5,350	Ham Lake, Minnesota Charter School Lease Revenue Bonds, Parnassus Preparatory School Project, Series 2016A, 5.000%, 11/01/47	11/26 at 100.00	BB	5,175,108
	Hugo, Minnesota, Charter School Lease Revenue Bonds, Noble Academy Project, Series 2014A:
600	5.000%, 7/01/29	7/24 at 100.00	BB+	622,710
1,000	5.000%, 7/01/34	7/24 at 100.00	BB+	1,023,390
525	5.000%, 7/01/44	7/24 at 100.00	BB+	529,552
3,805	Independence, Minnesota, Charter School Lease Revenue Bonds, Beacon Academy Project, Series 2016A, 5.000%, 7/01/46	7/26 at 100.00	N/R	3,577,461
100	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Hiawatha Academies Project, Series 2016A, 5.000%, 7/01/47	7/24 at 102.00	N/R	94,066

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Yinghua Academy Project, Series 2013A:
$ 500	6.000%, 7/01/33	7/23 at 100.00	BB+	$525,200
2,740	6.000%, 7/01/43	7/23 at 100.00	BB+	2,841,627
1,260	6.125%, 7/01/48	7/23 at 100.00	BB+	1,310,476
	Minnesota Higher Education Facilities Authority, Revenue Bonds, Augsburg College, Series 2014-8-C:
440	3.350%, 5/01/22	5/21 at 100.00	Baa3	444,158
395	3.500%, 5/01/23	5/21 at 100.00	Baa3	399,914
	Minnesota Higher Education Facilities Authority, Revenue Bonds, Bethel University, Refunding Series 2017:
2,345	5.000%, 5/01/37	5/27 at 100.00	BBB-	2,480,588
4,700	5.000%, 5/01/47	5/27 at 100.00	BBB-	4,916,388
	Minnesota Higher Education Facilities Authority, Revenue Bonds, Carleton College, Refunding Series 2017:
1,000	4.000%, 3/01/37	3/27 at 100.00	Aa2	1,033,670
1,000	4.000%, 3/01/39	3/27 at 100.00	Aa2	1,026,280
1,835	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Scholastica, Inc., Series 2011-7J, 6.300%, 12/01/40	12/19 at 100.00	Baa2	1,889,720
625	Minnesota Higher Education Facilities Authority, Revenue Bonds, Macalester College, Refunding Series 2017, 3.000%, 3/01/33	3/27 at 100.00	Aa3	583,775
1,000	Minnesota Higher Education Facilities Authority, Revenue Bonds, Macalester College, Series 201528J, 3.250%, 3/01/30	3/25 at 100.00	Aa3	1,001,520
675	Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint Catherine University, Refunding Series 2018A, 5.000%, 10/01/45	10/28 at 100.00	Baa1	727,650
	Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint John's University, Series 2015-8I:
350	5.000%, 10/01/33	10/25 at 100.00	A2	391,065
385	5.000%, 10/01/34	10/25 at 100.00	A2	429,167
500	Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint Olaf College, Series 2016-8-N, 4.000%, 10/01/35	10/26 at 100.00	A1	522,070
1,000	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint Thomas, Series 2016-8L, 5.000%, 4/01/27	4/26 at 100.00	A2	1,151,980
340	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint Thomas, Series 2017A, 4.000%, 10/01/36	10/27 at 100.00	A2	349,948
1,950	Moorhead, Minnesota, Educational Facilities Revenue Bonds, The Concordia College Corporation Project, Series 2016, 5.000%, 12/01/40	12/25 at 100.00	Baa1	2,069,125
1,130	Otsego, Minnesota, Charter School Lease Revenue Bonds, Kaleidoscope Charter School Project, Series 2014A, 5.000%, 9/01/44	9/24 at 100.00	BB	1,078,009
650	Ramsey, Anoka County, Minnesota, Lease Revenue Bonds, PACT Charter School Project, Series 2004A, 5.500%, 12/01/33	12/21 at 100.00	BBB-	670,384
560	Rice County, Minnesota Educational Facility Revenue Bonds, Shattuck, Saint Mary's School Project, Series 2015, 5.000%, 8/01/22, 144A	No Opt. Call	BB+	584,461
130	Saint Cloud, Minnesota, Charter School Lease Revenue Bonds, Stride Academy Project, Series 2016A, 5.000%, 4/01/46	4/26 at 100.00	CC	70,944

Nuveen Minnesota Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Hmong Education Reform Company, Series 2012A:
$ 1,560	5.250%, 9/01/32	9/20 at 101.00	BB+	$1,578,876
1,695	5.500%, 9/01/43	9/20 at 101.00	BB+	1,707,357
	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Metro Deaf School Project, Series 2018A:
1,000	5.000%, 6/15/48, 144A	6/25 at 100.00	N/R	962,660
1,615	5.000%, 6/15/53, 144A	6/25 at 100.00	N/R	1,521,540
2,940	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Nova Classical Academy, Series 2016A, 4.125%, 9/01/47	9/24 at 102.00	BBB-	2,709,592
	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Twin Cities Academy Project, Series 2015A:
625	5.300%, 7/01/45	7/25 at 100.00	BB	628,762
1,030	5.375%, 7/01/50	7/25 at 100.00	BB	1,035,902
	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Twin Cities German Immersion School, Series 2013A:
500	5.000%, 7/01/33	7/23 at 100.00	BB+	500,790
1,450	5.000%, 7/01/44	7/23 at 100.00	BB+	1,397,263
	Savage, Minnesota Charter School Lease Revenue Bonds, Aspen Academy Project, Series 2016A:
2,010	5.000%, 10/01/41	10/26 at 100.00	N/R	1,773,081
205	5.125%, 10/01/48	10/26 at 100.00	N/R	179,701
1,435	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, Higher Ground Academy Charter School, Series 2013A, 5.000%, 12/01/33	12/22 at 100.00	BBB-	1,476,256
	University of Minnesota, General Obligation Bonds, Series 2014B:
2,235	4.000%, 1/01/33	1/24 at 100.00	Aa1	2,334,078
1,000	4.000%, 1/01/34	1/24 at 100.00	Aa1	1,038,720
20	Winona Port Authority, Minnesota, Charter School Lease Revenue Bonds, Bluffview Montessori School Project, Refunding Series 2016, 4.750%, 6/01/46	6/24 at 100.00	N/R	17,834
61,995	Total Education and Civic Organizations			62,274,883
	Health Care – 16.4%
	Chippewa County, Minnesota, Gross Revenue Hospital Bonds, Montevideo Hospital Project, Refunding Series 2016:
500	4.000%, 3/01/32	3/26 at 100.00	N/R	501,165
2,000	4.000%, 3/01/37	3/26 at 100.00	N/R	1,901,740
	City of Plato, Minnesota, Health Care Facilities Revenue Bonds, Glencoe Regional Health Services Project, Series 2017:
550	3.000%, 4/01/26	No Opt. Call	BBB	539,847
485	5.000%, 4/01/41	4/27 at 100.00	BBB	514,925
	Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds, Essentia Health Obligated Group, Series 2018A:
580	4.250%, 2/15/43	2/28 at 100.00	A-	570,488
5,675	5.000%, 2/15/48	2/28 at 100.00	A-	6,058,233

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Glencoe, Minnesota, Health Care Facilities Revenue Bonds, Glencoe Regional Health Services Project, Series 2013:
$ 375	4.000%, 4/01/22	No Opt. Call	BBB	$390,596
500	4.000%, 4/01/27	4/22 at 100.00	BBB	510,620
760	4.000%, 4/01/31	4/22 at 100.00	BBB	770,701
1,000	Maple Grove, Minnesota, Health Care Facilities Revenue Refunding Bonds, North Memorial Health Care, Series 2015, 4.000%, 9/01/35	9/25 at 100.00	Baa1	1,007,640
	Maple Grove, Minnesota, Health Care Facility Revenue Bonds, North Memorial Health Care, Series 2017:
425	5.000%, 5/01/31	5/27 at 100.00	Baa1	476,004
430	5.000%, 5/01/32	5/27 at 100.00	Baa1	479,553
	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services, Series 2015A:
485	4.000%, 11/15/40	11/25 at 100.00	A+	483,855
2,000	5.000%, 11/15/44	11/25 at 100.00	A+	2,152,760
	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services, Series 2018A:
6,795	4.000%, 11/15/48	11/28 at 100.00	A+	6,655,431
7,000	5.000%, 11/15/49	11/28 at 100.00	A+	7,582,750
130	Minneapolis-Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Children's Health Care, Series 2004A-1 Remarketed, 4.625%, 8/15/29 – AGM Insured	8/20 at 100.00	AA	134,298
2,435	Minneapolis-Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Children's Health Care, Series 2010A, 5.250%, 8/15/35	8/20 at 100.00	AA-	2,554,266
500	Minneapolis-Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care System Revenue Bonds, Allina Health System, Refunding Series 2017A, 5.000%, 11/15/29	5/27 at 100.00	AA-	575,570
1,005	Minnesota Agricultural and Economic Development Board, Health Care Facilities Revenue Bonds, Essentia Health Obligated Group, Refunding Series 2008C-1, 5.000%, 2/15/30 – AGC Insured	2/20 at 100.00	AA	1,033,492
2,400	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Refunding Series 2016B, 5.000%, 11/15/33	No Opt. Call	AA	2,951,496
1,700	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Olmsted Medical Center Project, Series 2010, 5.875%, 7/01/30	7/20 at 100.00	A	1,790,576
60	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System Project, Series 2010A, 5.125%, 5/01/30	5/20 at 100.00	AA-	62,471
675	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Series 2016A, 5.000%, 5/01/46	5/26 at 100.00	AA-	732,112
	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue Bonds, HealthPartners Obligated Group, Refunding Series 2015A:
8,230	5.000%, 7/01/30	7/25 at 100.00	A+	9,234,801
4,500	4.000%, 7/01/35	7/25 at 100.00	A+	4,585,635
1,505	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Allina Health System, Series 2009A-1, 5.250%, 11/15/29	11/19 at 100.00	AA-	1,557,509

Nuveen Minnesota Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Fairview Health Services, Series 2017A:
$ 630	4.000%, 11/15/36	11/27 at 100.00	A+	$635,424
640	4.000%, 11/15/37	11/27 at 100.00	A+	643,424
1,375	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp Project, Series 2007-1, 5.000%, 8/01/36	8/19 at 100.00	N/R	1,376,856
	Shakopee, Minnesota, Health Care Facilities Revenue Bonds, Saint Francis Regional Medical Center, Refunding Series 2014:
1,980	4.000%, 9/01/31	9/24 at 100.00	A	2,020,075
1,410	5.000%, 9/01/34	9/24 at 100.00	A	1,509,194
	Winona, Minnesota, Health Care Facilities Revenue Bonds, Winona Health Obligated Group, Refunding Series 2012:
500	3.750%, 7/01/21	No Opt. Call	BBB	502,585
350	4.000%, 7/01/22	7/21 at 100.00	BBB	352,464
1,270	4.500%, 7/01/24	7/21 at 100.00	BBB	1,300,620
60,855	Total Health Care			64,149,176
	Housing/Multifamily – 0.6%
2,500	Rochester, Minnesota, Multifamily Housing Revenue Bonds, Essex Place Apartments Project, Series 2012A, 3.750%, 6/01/29	6/22 at 100.00	Aaa	2,557,550
	Housing/Single Family – 1.2%
55	Minneapolis-Saint Paul Housing Finance Board, Minnesota, Single Family Mortgage Revenue Bonds, City Living Home Program, Market Series 2011B, 4.100%, 12/01/29	6/21 at 100.00	AA+	55,605
15	Minneapolis-Saint Paul Housing Finance Board, Minnesota, Single Family Mortgage Revenue Bonds, City Living Series 2006A-4, 5.000%, 11/01/38 (Alternative Minimum Tax)	7/19 at 100.00	AA+	15,062
160	Minneapolis-Saint Paul Housing Finance Board, Minnesota, Single Family Mortgage Revenue Bonds, City Living Series 2007A-2, 5.520%, 3/01/41 (Alternative Minimum Tax)	5/25 at 100.00	AA+	162,378
55	Minnesota Housing Finance Agency, Homeownership Finance Bonds, Mortgage-Backed Securities Program, Series 2011B, 4.000%, 7/01/21	No Opt. Call	Aaa	56,037
	Minnesota Housing Finance Agency, Homeownership Finance Bonds, Mortgage-Backed Securities Program, Series 2011D:
20	4.375%, 7/01/26	7/21 at 100.00	Aaa	20,353
335	4.700%, 1/01/31	7/21 at 100.00	Aaa	343,552
10	Minnesota Housing Finance Agency, Homeownership Finance Bonds, Mortgage-Backed Securities Program, Series 2011E, 4.000%, 7/01/26	7/21 at 100.00	Aaa	10,129
980	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2015F, 3.300%, 7/01/29	7/25 at 100.00	AA+	985,174
1,145	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2016A, 3.200%, 1/01/33 (Alternative Minimum Tax)	7/25 at 100.00	AA+	1,099,658
920	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2017A, 3.200%, 7/01/30 (Alternative Minimum Tax)	1/27 at 100.00	AA+	878,674
480	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2017D, 3.300%, 1/01/30 (Alternative Minimum Tax)	1/27 at 100.00	AA+	463,522

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Single Family (continued)
$ 630	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2018A, 3.625%, 7/01/32 (Alternative Minimum Tax)	7/27 at 100.00	AA+	$ 621,671
4,805	Total Housing/Single Family			4,711,815
	Long-Term Care – 9.1%
1,590	Anoka, Minnesota, Health Care and Housing Facility Revenue Bonds, The Homestead at Anoka, Inc. Project, Series 2014, 5.125%, 11/01/49	11/24 at 100.00	N/R	1,604,835
1,000	Apple Valley, Minnesota, Senior Housing Revenue Bonds, PHS Apple Valley Senior Housing, Inc., Orchard Path Project, Refunding Series 2018, 5.000%, 9/01/43	9/23 at 102.00	N/R	1,039,930
	Center City, Minnesota, Health Care Facilities Revenue Bonds, Hazelden Betty Ford Foundation Project, Series 2014:
375	4.000%, 11/01/39	11/24 at 100.00	Baa1	349,755
500	5.000%, 11/01/44	11/24 at 100.00	Baa1	531,740
1,600	Center City, Minnesota, Health Care Facilities Revenue Bonds, Hazelden Foundation Project, Series 2011, 5.000%, 11/01/41	11/19 at 100.00	Baa1	1,623,952
1,500	Chisago City, Minnesota, Housing and Health Care Revenue Bonds, CDL Homes, LLC Project, Series 2013B, 6.000%, 8/01/43	8/23 at 100.00	N/R	1,587,045
1,500	City of West Saint Paul, Minnesota Housing and Health Care Facilities Revenue Refunding Bonds, Walker Westwood Ridge Campus Project, Series 2017, 5.000%, 11/01/49	11/25 at 100.00	N/R	1,511,250
1,180	Cold Spring, Minnesota, Health Care Facilities Revenue Bonds, Assumption Home, Inc., Refunding Series 2013, 5.200%, 3/01/43	3/20 at 100.00	N/R	1,152,884
	Columbus, Minnesota, Senior Housing Revenue Bonds, Richfield Senior Housing, Inc., Refunding Series 2015:
575	5.250%, 1/01/40	1/23 at 100.00	N/R	585,304
1,175	5.250%, 1/01/46	1/23 at 100.00	N/R	1,193,882
1,195	Dakota County Community Development Agency, Minnesota, Senior Housing Revenue Bonds, Walker Highview Hills LLC Project, Refunding Series 2016A, 5.000%, 8/01/46, 144A	8/22 at 100.00	N/R	1,182,548
1,185	Lake Crystal, Minnesota, Housing and Health Care Revenue Bonds, Ecumen, Second Century & Owatonna Senior Living Project, Refunding Series 2014A, 4.500%, 9/01/44 (Mandatory Put 9/01/24)	2/19 at 100.00	N/R	1,186,221
	Minneapolis, Minnesota, Revenue Bonds, Walker Minneapolis Campus Project, Refunding Series 2012:
450	5.000%, 11/15/24	11/22 at 100.00	N/R	462,136
1,500	4.750%, 11/15/28	11/22 at 100.00	N/R	1,468,545
1,500	Minneapolis, Minnesota, Senior Housing and Healthcare Revenue Bonds, Ecumen, Abiitan Mill City Project, Series 2015, 5.250%, 11/01/45	5/23 at 100.00	N/R	1,527,060
2,000	North Oaks, Minnesota, Senior Housing Revenue Bonds, Waverly Gardens Project, Refunding Series 2016, 5.000%, 10/01/47	10/24 at 102.00	N/R	2,102,920
1,055	Owatonna, Minnesota, Housing and Health Care Revenue Bonds, Ecumen, Second Century & Owatonna Senior Living Project, Refunding Series 2014B, 4.500%, 9/01/44 (Mandatory Put 9/01/24)	9/19 at 100.00	N/R	1,055,886
1,500	Rochester, Minnesota, Health Care and Housing Revenue Bonds, Samaritan Bethany, Inc. Project, Refunding Series 2017A, 5.000%, 8/01/48	8/25 at 100.00	N/R	1,509,180
2,700	Saint Louis Park, Minnesota, Health Care Facilities Revenue Bonds, Mount Olivet Careview Home Project, Series 2016B, 4.900%, 6/01/49	6/26 at 100.00	N/R	2,735,451

Nuveen Minnesota Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
$ 150	Saint Louis Park, Minnesota, Health Care Facilities Revenue Bonds, Mount Olivet Careview Home Project, Series 2016C, 3.150%, 6/01/28	6/21 at 101.00	N/R	$143,912
1,000	Saint Paul Housing & Redevelopment Authority, Minnesota, Revenue Bonds, Rossy & Richard Shaller Family Sholom East Campus, Series 2018, 5.000%, 10/01/43	10/23 at 100.00	N/R	1,012,750
1,734	Saint Paul Housing and Redevelopment Authority, Minnesota, Nursing Home Reveneue Bonds, Episcopal Homes of Minnesota, Series 2006, 5.630%, 10/01/33	4/19 at 100.00	N/R	1,734,523
1,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Senior Housing and Health Care Revenue Bonds, Episcopal Homes Project, Refunding Series 2012A, 5.150%, 11/01/42	11/20 at 100.00	N/R	979,750
850	Saint Paul Park, Minnesota, Health Facilities Revenue Bonds, Presbyterian Homes Interlude Transitional Care Projects, Refunding Series 2018, 5.000%, 5/01/43	5/23 at 102.00	N/R	880,574
	Saint Paul Park, Minnesota, Senior Housing and Health Care Revenue Bonds, Presbyterian Homes Bloomington Project, Refunding Series 2017:
590	4.000%, 9/01/31	9/24 at 100.00	N/R	600,585
400	4.000%, 9/01/32	9/24 at 100.00	N/R	405,932
500	4.100%, 9/01/33	9/24 at 100.00	N/R	508,940
315	4.200%, 9/01/36	9/24 at 100.00	N/R	321,265
300	4.250%, 9/01/37	9/24 at 100.00	N/R	306,579
800	Sartell, Minnesota, Health Care and Housing Facilities Revenue Bonds, Country Manor Campus LLC Project, Series 2012A, 5.250%, 9/01/30	9/22 at 100.00	N/R	848,656
2,390	Sauk Rapids, Minnesota, Health Care and Housing Facilities Revenue Bonds, Good Shepherd Luthran Home, Refunding Series 2013, 5.125%, 1/01/39	1/23 at 100.00	N/R	2,407,805
	Wayzata, Minnesota, Senior Housing Revenue Bonds, Folkestone Senior Living Community, Series 2012A:
700	5.500%, 11/01/32	5/19 at 102.00	N/R	718,781
330	6.000%, 5/01/47	5/19 at 102.00	N/R	339,184
35,139	Total Long-Term Care			35,619,760
	Materials – 0.5%
2,150	Saint Paul Port Authority, Minnesota, Solid Waste Disposal Revenue Bonds, Gerdau Saint Paul Steel Mill Project, Series 2012-7, 4.500%, 10/01/37 (Alternative Minimum Tax), 144A	10/22 at 100.00	BBB-	1,941,794
	Tax Obligation/General – 18.7%
1,775	Bemidji Independent School District 31, Beltrami County, Minnesota, General Obligation Bonds, Refunding Series 2015A, 3.000%, 4/01/30	4/26 at 100.00	AAA	1,723,720
2,105	Bemidji, Minnesota, General Obligation Bonds, Refunding Sales Tax Series 2017A, 4.000%, 2/01/29 – AGM Insured	2/28 at 100.00	AA	2,272,074
2,000	Bloomington Independent School District 271, Hennepin County, Minnesota, General Obligation Bonds, Facilities Maintenance, Series 2017A, 4.000%, 2/01/40	2/27 at 100.00	AAA	2,064,040
	Brainerd Independent School District 181, Crow Wing County, Minnesota, General Obligation Bonds, School Building Series 2018A:
3,500	4.000%, 2/01/38	2/27 at 100.00	AAA	3,569,160
1,460	4.000%, 2/01/41	2/27 at 100.00	AAA	1,477,009
3,825	4.000%, 2/01/42	2/27 at 100.00	AAA	3,868,184
1,000	4.000%, 2/01/43	2/27 at 100.00	AAA	1,010,160

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Brooklyn Center Independent School District 286, Minnesota, General Obligation Bonds, Series 2018A:
$ 1,090	4.000%, 2/01/36	2/27 at 100.00	Aa2	$1,120,618
1,880	4.000%, 2/01/38	2/27 at 100.00	Aa2	1,918,484
2,715	4.000%, 2/01/41	2/27 at 100.00	Aa2	2,744,729
2,260	4.000%, 2/01/42	2/27 at 100.00	Aa2	2,283,933
2,485	Burnsville Independent School District 191, Dakota and Scott Counties, Minnesota, General Obligation Bonds, School Building Series 2015A, 3.250%, 2/01/35	2/25 at 100.00	Aa2	2,384,681
2,195	Chisago Lakes, Minnesota, Independent School District 2144, General Obligation Bonds, School Building Series 2017A, 3.000%, 2/01/32	2/27 at 100.00	AAA	2,134,945
415	Circle Pines Independent School District 12, Centennial, Minnesota, General Obligation Bonds, School Building Series 2015A, 0.000%, 2/01/34	2/25 at 70.20	AAA	231,333
	Cloquet Independent School District 94, Carlton and Sant Louis Counties, Minnesota, General Obligation Bonds, School Building Series 2015B:
1,000	5.000%, 2/01/26	2/25 at 100.00	Aa2	1,151,200
1,000	5.000%, 2/01/27	2/25 at 100.00	Aa2	1,149,350
1,000	4.000%, 2/01/36	2/25 at 100.00	Aa2	1,021,380
1,100	Dakota County Community Development Agency, Minnesota, Governmental Housing Development General Obligation Bonds, Series 2015A, 4.000%, 1/01/42	1/23 at 100.00	Aaa	1,113,365
480	Fridley, Minnesota, General Obligation Bonds, Capital Improvement Plan, Series 2017, 3.250%, 2/01/34	2/26 at 100.00	Aa2	463,118
2,500	Independent School District 2310(Sibley East), Minnesota, General Obligation School Building Bonds, Series 2015A, 4.000%, 2/01/40	2/25 at 100.00	Aa2	2,534,800
5,000	Independent School District 621, Mounds View, Minnesota, General Obligation Bonds, School Building Series 2018A, 4.000%, 2/01/42	2/27 at 100.00	AAA	5,109,250
	Madison, Minnesota, General Obligation Bonds, Refunding Series 2015A:
660	3.600%, 1/01/35 – AGM Insured	1/23 at 100.00	AA	663,795
500	4.000%, 1/01/45 – AGM Insured	1/23 at 100.00	AA	502,360
2,000	Mankato Independent School District 77, Minnesota, General Obligation Bonds, School Building Series 2014A, 4.000%, 2/01/28	2/24 at 100.00	AAA	2,122,120
2,195	Minneapolis, Minnesota, General Obligation Bonds, Improvement & Various Purpose Series 2018, 4.000%, 12/01/35	12/26 at 100.00	AAA	2,295,641
	Montgomery Independent School District 2905, Minnesota, General Obligation School Building Bonds, Series 2018A:
250	4.000%, 2/01/32	2/25 at 100.00	Aa2	261,845
500	4.000%, 2/01/36	2/25 at 100.00	Aa2	513,190
550	Mountain Lake, Minnesota, General Obligation Bonds, Series 2017B, 4.000%, 2/01/43	2/25 at 100.00	A+	559,201
2,000	North Saint Paul Maplewood Oakdale Independent School District 622, Ramsey County, Minnesota, General Obligation Bonds, Facilities Maintenance Series 2018A, 3.375%, 2/01/35	2/27 at 100.00	Aa2	1,880,820
4,000	Richfield Independent School District 280, Hennepin County, Minnesota, General Obligation Bonds, School Buildings Series 2018A, 4.000%, 2/01/40	2/27 at 100.00	AAA	4,099,560
2,500	Roseville Independent School District 623, Ramsey County, Minnesota, General Obligation Bonds, School Building Refunding Series 2018A, 4.000%, 2/01/35	2/27 at 100.00	Aa2	2,594,975

Nuveen Minnesota Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 1,500	Roseville Independent School District 623, Ramsey County, Minnesota, General Obligation Bonds, Series 1994, 4.000%, 2/01/37	2/27 at 100.00	Aa2	$1,547,145
	Saint Cloud Independent School District 742, Stearns County, Minnesota, General Obligation Bonds, Series 2015A:
450	3.125%, 2/01/33	2/25 at 100.00	Aa2	432,986
525	3.125%, 2/01/35	2/25 at 100.00	Aa2	495,810
575	Saint Francis Independent School District 15, Minnesota, General Obligation Bonds, School Building Series 2018A, 4.000%, 2/01/35	2/23 at 100.00	Aa2	589,352
1,000	Saint James Independent School District 840, Minnesota, General Obligation Bonds, School Building Series 2015B, 4.000%, 2/01/45	2/26 at 100.00	AAA	1,026,650
	Saint Michael Independent School District 885, Wright County, Minnesota, General Obligation Bonds, School Building Series 2017A:
1,340	4.000%, 2/01/28	2/26 at 100.00	Aa2	1,435,301
1,400	4.000%, 2/01/30	2/26 at 100.00	Aa2	1,483,342
1,885	3.200%, 2/01/32	2/26 at 100.00	Aa2	1,857,611
	South Washington County Independent School District 833, Minnesota, General Obligation Bonds, Facilities Maintenance Series 2018A:
1,385	5.000%, 2/01/28	2/27 at 100.00	Aa2	1,624,273
1,330	4.000%, 2/01/31	2/27 at 100.00	Aa2	1,411,888
670	4.000%, 2/01/33	2/27 at 100.00	Aa2	705,497
1,000	South Washington County Independent School District 833, Minnesota, General Obligation Bonds, School Building Series 2016A, 4.000%, 2/01/29	2/26 at 100.00	Aa2	1,065,820
1,315	Waseca Independent School District 829, Steele, Rice, and Waseca Counties, Minnesota, General Obligation Bonds, Series 2015A, 4.000%, 2/01/27	2/26 at 100.00	Aa2	1,421,423
1,220	West Saint Paul-Mendota Heights-Eagan Independent School District 197, Dakota County, Minnesota, General Obligation Bonds, School Building Series 2018A, 4.000%, 2/01/39	2/27 at 100.00	AAA	1,251,134
71,535	Total Tax Obligation/General			73,187,272
	Tax Obligation/Limited – 5.9%
600	Elbow Lake Economic Development Authority, Minnesota, Lease Revenue Bonds, Grant County Public Project, Series 2017A, 4.200%, 12/15/43	12/27 at 100.00	N/R	573,990
135	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Grant Park Project, Refunding Series 2015, 4.000%, 3/01/30	3/23 at 100.00	N/R	135,726
325	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Village at St. Anthony Falls Project, Refunding Series 2015, 4.000%, 3/01/27	3/23 at 100.00	N/R	316,735
1,090	Minnesota Housing Finance Agency, Housing Infrastructure State Appropriation Bonds, Series 2015C, 3.250%, 8/01/30	8/24 at 100.00	AA+	1,079,623
	Minnesota Housing Finance Agency, Housing Infrastructure State Appropriation Bonds, Series 2016C:
385	4.000%, 8/01/34	8/25 at 100.00	AA+	395,953
400	4.000%, 8/01/35	8/25 at 100.00	AA+	410,212

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Minnesota Housing Finance Agency, Housing Infrastructure State Appropriation Bonds, Series 2017A:
$ 200	4.000%, 8/01/30	8/27 at 100.00	AA+	$213,586
475	4.000%, 8/01/34	8/27 at 100.00	AA+	499,610
325	4.000%, 8/01/35	8/27 at 100.00	AA+	340,620
1,125	Minnesota Housing Finance Agency, Housing Infrastructure State Appropriation Bonds, Series 2018D, 4.000%, 8/01/38	8/28 at 100.00	AA+	1,140,277
	Northeast Metropolitan Intermediate School District 916, White Bear Lake, Minnesota, Certificates of Participation, Series 2015A:
1,470	3.625%, 2/01/34	2/25 at 100.00	A2	1,455,256
580	3.750%, 2/01/36	2/25 at 100.00	A2	572,808
4,600	Northeast Metropolitan Intermediate School District 916, White Bear Lake, Minnesota, Certificates of Participation, Series 2015B, 4.000%, 2/01/42	2/25 at 100.00	A2	4,645,632
1,000	Plymouth Intermediate District 287, Minnesota, Certificates of Participation, Refunding Series 2017A, 4.000%, 2/01/36	2/27 at 100.00	A1	1,033,090
	Plymouth Intermediate District 287, Minnesota, Facilities Maintence Bonds, Series 2017B:
175	4.000%, 5/01/29	5/27 at 100.00	A1	185,574
200	4.000%, 5/01/32	5/27 at 100.00	A1	208,388
100	4.000%, 5/01/33	5/27 at 100.00	A1	103,838
	Saint Cloud Independent School District 742, Stearns County, Minnesota, Certificates of Participation, Saint Cloud Area Public Schools, Series 2017A:
355	5.000%, 2/01/32	2/25 at 100.00	A1	395,758
520	5.000%, 2/01/34	2/25 at 100.00	A1	576,155
	Saint Paul Housing and Redevelopment Authority, Minnesota, Multifamily Housing Revenue Bonds, 2700 University at Westgate Station, Series 2015B:
445	4.250%, 4/01/25	4/23 at 100.00	N/R	446,206
430	4.875%, 4/01/30	4/23 at 100.00	N/R	426,324
1,665	5.250%, 4/01/43	4/23 at 100.00	N/R	1,601,996
	Saint Paul Housing and Redevelopment Authority, Minnesota, Upper Landing Project Tax Increment Revenue Refunding Bonds, Series 2012:
600	5.000%, 9/01/26	3/20 at 102.00	N/R	619,362
1,360	5.000%, 3/01/29	3/20 at 102.00	N/R	1,394,231
2,670	Saint Paul Independent School District 625, Ramsey County, Minnesota, Certificates of Participation, Series 2018B, 3.375%, 2/01/35	2/27 at 100.00	AAA	2,606,080
1,530	Worthington Independent School District 518, Nobles County, Minnesota, Certificates of Participation, Series 2017A, 4.000%, 2/01/42	2/26 at 100.00	A+	1,544,474
22,760	Total Tax Obligation/Limited			22,921,504
	Transportation – 4.9%
1,000	Minneapolis, Minnesota, Recovery Zone Facility Revenue Bonds, Mozaic Parking, LLC Project, Series 2010A, 8.500%, 1/01/41	1/21 at 100.00	N/R	1,012,690
4,000	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Senior Lien Series 2009B, 5.000%, 1/01/20 (Alternative Minimum Tax)	1/19 at 100.00	AA-	4,008,840

Nuveen Minnesota Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2014A:
$ 2,000	5.000%, 1/01/31	1/24 at 100.00	A+	$2,206,980
1,175	5.000%, 1/01/32	1/24 at 100.00	A+	1,293,675
800	5.000%, 1/01/33	1/24 at 100.00	A+	878,816
	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2014B:
1,000	5.000%, 1/01/25 (Alternative Minimum Tax)	1/24 at 100.00	A+	1,109,480
750	5.000%, 1/01/26 (Alternative Minimum Tax)	1/24 at 100.00	A+	829,110
	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Senior Lien Series 2016C:
1,530	5.000%, 1/01/37	1/27 at 100.00	AA-	1,724,631
5,580	5.000%, 1/01/46	1/27 at 100.00	AA-	6,214,669
100	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien Series 2010D, 4.000%, 1/01/23 (Alternative Minimum Tax)	1/20 at 100.00	A+	101,438
17,935	Total Transportation			19,380,329
	U.S. Guaranteed – 9.8% (4)
660	Anoka County, Minnesota, Charter School Lease Revenue Bonds, Spectrum Building Company, Series 2012A, 5.000%, 6/01/43 (Pre-refunded 6/01/20)	6/20 at 102.00	BBB-	701,666
1,680	Anoka County, Minnesota, Charter School Lease Revenue Bonds, Spectrum Building Company, Series 2014A, 5.000%, 6/01/47 (Pre-refunded 6/01/20)	6/20 at 102.00	BBB-	1,786,058
10,000	Bemidji, Minnesota, General Obligation Bonds, Refunding Sales Tax Series 2011, 6.000%, 2/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	A1	10,838,300
1,135	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project, Series 2013A, 5.500%, 7/01/43 (Pre-refunded 7/01/23)	7/23 at 100.00	N/R	1,295,557
2,000	Duluth Independent School District 709, Minnesota, Certificates of Participation, Series 2008B, 4.000%, 2/01/19 (ETM)	No Opt. Call	AAA	2,007,200
2,500	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2010B, 5.750%, 7/01/40 (Pre-refunded 7/01/20)	7/20 at 100.00	AA-	2,645,800
1,000	Minnesota Higher Education Facilities Authority, Revenue Bonds, Gustavus Adolfus College, Series 2010-7B, 5.000%, 10/01/31 (Pre-refunded 10/01/19)	10/19 at 100.00	A3	1,025,060
	Minnesota Higher Education Facilities Authority, Revenue Bonds, Hamline University, Series 2011-7K1:
625	6.000%, 10/01/32 (Pre-refunded 10/01/21)	10/21 at 100.00	Baa3	691,131
2,000	6.000%, 10/01/40 (Pre-refunded 10/01/21)	10/21 at 100.00	Baa3	2,211,620
1,000	Oak Park Heights, Minnesota, Senior Housing Revenue Bonds, Oakgreen Commons Project, Memory Care Building, Series 2013, 6.500%, 8/01/43 (Pre-refunded 8/01/20)	8/20 at 102.00	N/R	1,090,110
	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System Project, Series 2008D:
35	5.375%, 5/01/31 (Pre-refunded 5/01/19) – AGC Insured	5/19 at 100.00	AA-	35,499
65	5.500%, 5/01/39 (Pre-refunded 5/01/19) – AGC Insured	5/19 at 100.00	AA-	65,959
1,000	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System Project, Series 2010A, 5.125%, 5/01/30 (Pre-refunded 5/01/20)	5/20 at 100.00	Aaa	1,043,020

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
	Saint Louis Park, Minnesota, Health Care Facilities Revenue Bonds, Park Nicollet Health Services, Refunding Series 2009:
$ 15	5.500%, 7/01/29 (Pre-refunded 7/01/19)	7/19 at 100.00	Aaa	$15,305
2,625	5.750%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	Aaa	2,682,173
1,500	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Nova Classical Academy, Series 2011A, 6.625%, 9/01/42 (Pre-refunded 9/01/21)	9/21 at 100.00	BBB-	1,676,865
1,555	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Allina Health System, Series 2009A-1, 5.250%, 11/15/29 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R	1,603,205
2,060	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Gillette Children's Specialty Healthcare Project, Series 2009, 5.000%, 2/01/29 (Pre-refunded 2/01/19)	2/19 at 100.00	N/R	2,070,300
	St. Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds, HealthEast Inc., Series 2015A:
110	5.250%, 11/15/35 (Pre-refunded 11/15/20)	11/20 at 100.00	N/R	116,728
1,600	5.000%, 11/15/40 (Pre-refunded 11/15/25)	11/25 at 100.00	N/R	1,859,168
1,540	University of Minnesota, General Revenue Bonds, Series 2011A, 5.250%, 12/01/29 (Pre-refunded 12/01/20)	12/20 at 100.00	Aa1	1,639,114
1,200	West Saint Paul, Minnesota, Health Care Facilities Revenue Bonds, Walker Thompson Hill LLC Project, Series 2011A, 7.000%, 9/01/46 (Pre-refunded 9/01/19)	9/19 at 100.00	N/R	1,243,356
35,905	Total U.S. Guaranteed			38,343,194
	Utilities – 13.6%
235	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	244,814
330	Luverne, Minnesota, Electric Revenue Bonds, Series 2018A, 4.000%, 12/01/38 – MAC Insured	12/28 at 100.00	AA	337,643
5,045	Minnesota Municipal Power Agency, Electric Revenue Bonds, Refunding Series 2010A, 5.000%, 10/01/30	10/20 at 100.00	A1	5,308,046
	Minnesota Municipal Power Agency, Electric Revenue Bonds, Refunding Series 2014A:
1,000	4.000%, 10/01/31	10/24 at 100.00	A1	1,037,880
1,000	4.000%, 10/01/32	10/24 at 100.00	A1	1,035,950
2,250	Minnesota Municipal Power Agency, Electric Revenue Bonds, Series 2016, 5.000%, 10/01/47	10/26 at 100.00	A1	2,484,022
3,500	Rochester, Minnesota, Electric Utility Revenue Bonds, Refunding Series 2017A, 5.000%, 12/01/47	12/26 at 100.00	Aa3	3,878,350
	Saint Paul Housing and Redevelopment Authority, Saint Paul, Minnesota, District Energy Revenue Bonds, Refunding Series 2017A:
390	4.000%, 10/01/28	10/27 at 100.00	A-	411,688
675	4.000%, 10/01/33	10/27 at 100.00	A-	691,436
	Saint Paul Housing and Redevelopment Authority, Saint Paul, Minnesota, District Energy Revenue Bonds, Refunding Series 2017B:
355	4.000%, 10/01/28	10/27 at 100.00	A-	374,742
270	4.000%, 10/01/29	10/27 at 100.00	A-	282,936

Nuveen Minnesota Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 2,000	Saint Paul Port Authority, Minnesota, District Energy Revenue Bonds, Series 2017-3, 4.000%, 10/01/42	10/27 at 100.00	A-	$2,027,000
1,180	Saint Paul Port Authority, Minnesota, District Energy Revenue Bonds, Series 2017-4, 4.000%, 10/01/40 (Alternative Minimum Tax)	10/27 at 100.00	A-	1,174,383
	Southern Minnesota Municipal Power Agency, Power Supply System Revenue Bonds, Series 1994A:
1,510	0.000%, 1/01/19 – NPFG Insured	No Opt. Call	A+	1,507,856
1,825	0.000%, 1/01/21 – NPFG Insured	No Opt. Call	A+	1,741,141
65	0.000%, 1/01/22 – NPFG Insured	No Opt. Call	A+	60,384
3,055	0.000%, 1/01/23 – NPFG Insured	No Opt. Call	A+	2,759,734
10,530	0.000%, 1/01/24 – NPFG Insured	No Opt. Call	A+	9,217,646
4,805	0.000%, 1/01/25 – NPFG Insured	No Opt. Call	A+	4,070,364
6,230	0.000%, 1/01/26 – NPFG Insured	No Opt. Call	A+	5,085,362
	Thief River Falls, Minnesota, Electric Revenue Bonds, Series 2018A:
230	4.000%, 2/01/35 – AGM Insured	2/26 at 100.00	AA	236,762
260	4.000%, 2/01/38 – AGM Insured	2/26 at 100.00	AA	265,408
5,980	Western Minnesota Municipal Power Agency, Minnesota, Power Supply Revenue Bonds, Series 2018A, 5.000%, 1/01/49	7/28 at 100.00	Aa3	6,734,676
2,000	Western Minnesota Municipal Power Agency, Power Supply Revenue Bonds, Series 2014A, 5.000%, 1/01/46	1/24 at 100.00	Aa3	2,177,320
54,720	Total Utilities			53,145,543
	Water and Sewer – 0.3%
1,240	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2017, 5.000%, 7/01/40	7/27 at 100.00	A-	1,302,050

$ 373,339	Total Long-Term Investments (cost $375,798,877)			381,395,404

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 1.3%
	MUNICIPAL BONDS – 1.3%
	Health Care – 1.3%
$ 5,000	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Variable Rate Demand Obligations, Mayo Clinic Series 2008A, 1.360%, 11/15/38 (5)	1/19 at 100.00	A-1+	$ 5,000,000
$ 5,000	Total Short-Term Investments (cost $5,000,000)			5,000,000
	Total Investments (cost $380,798,877) – 98.7%			386,395,404
	Other Assets Less Liabilities – 1.3%			5,081,169
	Net Assets – 100%			$ 391,476,573

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Investment has maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ETM	Escrowed to maturity.
See accompanying notes to financial statements.

Nuveen Nebraska Municipal Bond Fund
Portfolio of Investments    November 30, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 97.7%
	MUNICIPAL BONDS – 97.7%
	Consumer Staples – 0.6%
$ 475	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.125%, 6/01/24	6/19 at 100.00	B-	$ 444,139
	Education and Civic Organizations – 10.1%
1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Academy of Charter Schools Project, Series 2008, 5.625%, 5/01/40	2/19 at 100.00	AA-	1,001,400
1,500	Douglas County, Nebraska, Educational Facilities Revenue Bonds, Creighton University Projects, Refunding Series 2017, 5.000%, 7/01/47	7/27 at 100.00	A2	1,653,915
	Lincoln, Nebraska, Educational Facilities Revenue and Refunding Bonds, Nebraska Wesleyan University Project, Series 2012:
685	3.300%, 4/01/25	4/22 at 100.00	A-	700,413
410	4.000%, 4/01/32	4/22 at 100.00	A-	418,089
525	Nebraska Educational Finance Authority, Revenue Bonds, Clarkson College Project, Refunding Series 2011, 5.450%, 9/01/35	5/21 at 100.00	Aa3	563,771
1,000	University of Nebraska Facilities Corporation, Nebraska, Facilities Bonds, Refunding Series 2017B, 4.000%, 5/15/37	11/27 at 100.00	Aa1	1,043,440
600	University of Nebraska, Revenue Bonds, Omaha Student Housing Project, Refunding Series 2017A, 5.000%, 5/15/32	11/27 at 100.00	Aa1	693,348
1,000	University of Nebraska, Revenue Bonds, Refunding Lincoln Student Fees and Facilities Series 2011, 5.000%, 7/01/42	1/22 at 100.00	Aa1	1,072,710
6,720	Total Education and Civic Organizations			7,147,086
	Health Care – 13.7%
200	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A, 5.250%, 12/01/56, 144A	6/26 at 100.00	BB	207,540
	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Children's Hospital Obligated Group, Series 2017:
180	5.000%, 11/15/37	5/27 at 100.00	AA-	199,757
1,050	5.000%, 11/15/47	5/27 at 100.00	AA-	1,136,278
775	Douglas County Hospital Authority 2, Nebraska, Hospital Revenue Bonds, Madonna Rehabilitation Hospital Project, Series 2014, 5.000%, 5/15/44	5/24 at 100.00	BBB+	809,751
	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015:
500	4.125%, 11/01/36	11/25 at 100.00	A	509,380
1,000	5.000%, 11/01/45	11/25 at 100.00	A	1,078,850
	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012:
1,000	4.000%, 11/01/37	11/21 at 100.00	A-	999,060
2,800	5.000%, 11/01/42	11/21 at 100.00	A-	2,929,724

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 250	Madison County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Faith Regional Health Services Project, Refunding Series 2017A, 5.000%, 7/01/30	7/27 at 100.00	BBB	$273,808
	Madison County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Faith Regional Health Services Project, Series 2018:
500	5.000%, 7/01/34	7/25 at 100.00	BBB	531,245
435	5.000%, 7/01/35	7/25 at 100.00	BBB	460,917
500	Scotts Bluff County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Regional West Medical Center Project, Refunding & Improvement Series 2016A, 5.250%, 2/20/37	2/27 at 100.00	BBB+	519,720
9,190	Total Health Care			9,656,030
	Housing/Single Family – 2.7%
955	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Refunding Series 2016A, 3.500%, 9/01/36	3/25 at 100.00	AA+	944,992
990	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2016C, 3.350%, 9/01/36	9/25 at 100.00	AA+	960,250
1,945	Total Housing/Single Family			1,905,242
	Long-Term Care – 6.6%
900	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Immanuel Obligated Group, Refunding Series 2010, 5.625%, 1/01/40	1/20 at 100.00	AA	926,586
3,385	Lancaster County Hospital Authority 1, Nebraska, Health Facilities Revenue Bonds, Immanuel Obligated Group, Refunding Series 2010, 5.625%, 1/01/40	1/20 at 100.00	AA	3,484,993
220	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Three Pillars Senior Living Communities, Refunding Series 2013, 5.000%, 8/15/23	No Opt. Call	A	247,865
4,505	Total Long-Term Care			4,659,444
	Tax Obligation/General – 18.0%
705	Adams County School District 18, Nebraska, General Obligation Bonds, Hastings Public Schools, Series 2014, 4.000%, 12/15/44	7/19 at 100.00	Aa3	708,440
500	Adams County School District 18, Nebraska, General Obligation Bonds, Hastings Public Schools, Series 2017, 4.500%, 12/15/44	1/22 at 100.00	Aa3	519,935
500	Buffalo County School District 007 Kearney Public Schools, Nebraska, General Obligation Bonds, School Building Series 2016, 3.000%, 12/15/36	4/26 at 100.00	AA-	448,010
1,000	Douglas County School District 059, Nebraska, General Obligation Bonds, Bennington Public Schools, Series 2016, 3.375%, 12/15/41	12/25 at 100.00	AA-	921,420
1,350	Douglas County School District 1, Nebraska, General Obligation Bonds, Refunding Series 2012, 5.000%, 6/15/24	No Opt. Call	AA+	1,542,955
750	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Series 2016, 4.000%, 12/15/36	12/25 at 100.00	AA-	775,635
1,000	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Series 2018, 4.000%, 12/15/38	12/28 at 100.00	AA-	1,030,740
1,000	Kearney County School District 503, Nebraska, General Obligation Bonds, Series 2014, 4.000%, 12/15/39	12/19 at 100.00	A+	1,001,740
195	Omaha, Nebraska, General Obligation Bonds, Convention Center Project, Series 2004, 5.250%, 4/01/26	No Opt. Call	AA+	231,471

Nuveen Nebraska Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 500	Omaha, Nebraska, General Obligation Bonds, Refunding & Various Purpose Series 2017A, 4.000%, 4/15/33	4/27 at 100.00	AA+	$525,120
500	Omaha, Nebraska, General Obligation Bonds, Refunding & Various Purpose Series 2018A, 4.000%, 1/15/37	1/27 at 100.00	AA+	516,765
500	Omaha, Nebraska, Special Tax Redevelopment Bonds, Series 2018A, 5.000%, 1/15/33	1/27 at 100.00	AA+	569,890
750	Platte County School District 001, Columbus Public Schools, Nebraska, General Obligation Bonds, School Building Series 2014, 5.000%, 12/15/39	6/24 at 100.00	Aa2	832,050
	Sarpy County School District 1, Bellevue Public School, Nebraska, General Obligation Bonds, School Building Series 2017:
550	5.000%, 12/15/29	12/27 at 100.00	Aa3	644,573
500	5.000%, 12/15/35	12/27 at 100.00	Aa3	568,275
500	Scotts Bluff County School District 16, Nebraska, General Obligation Bonds, Gering Public Schools Series 2017, 5.000%, 12/01/46	5/22 at 100.00	A2	534,360
	Southeast Community College Area, Nebraska, Certificates of Participation, Series 2018:
215	5.000%, 12/15/30	6/28 at 100.00	Aa1	249,787
1,000	5.000%, 12/15/47	6/28 at 100.00	Aa1	1,107,670
12,015	Total Tax Obligation/General			12,728,836
	Tax Obligation/Limited – 6.4%
500	Columbus, Nebraska, Sales Tax Revenue Bonds, Police & Fire Project, Series 2018, 4.000%, 9/15/27	9/23 at 100.00	A	527,275
265	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A	272,799
2,460	Lincoln- West Haymarket Joint Public Agency, Nebraska, General Obligation Facility Bonds, Series 2011, 5.000%, 12/15/42	12/21 at 100.00	AAA	2,644,820
500	Omaha Public Facilities Corporation, Nebraska, Lease Revenue Bonds, Omaha Baseball Stadium Project, Series 2016, 4.000%, 6/01/36	6/26 at 100.00	AA+	515,875
500	Papio-Missouri River Natural Resources District, Nebraska, Flood Protection and Water Quality Enhancement Revenue Bonds, Series 2017, 4.000%, 12/15/31	6/22 at 100.00	AA	517,650
4,225	Total Tax Obligation/Limited			4,478,419
	Transportation – 5.4%
	Guam International Airport Authority, Revenue Bonds, Series 2013C:
500	6.000%, 10/01/34 – AGM Insured (Alternative Minimum Tax)	10/23 at 100.00	AA	571,365
165	6.375%, 10/01/43 (Alternative Minimum Tax)	10/23 at 100.00	BBB+	186,480
825	Lincoln, Nebraska, Airport Revenue Bonds, Series 2015A, 4.000%, 7/01/45	7/25 at 100.00	Aa1	832,557
	Omaha Airport Authority, Nebraska, Airport Facilities Revenue Refunding Bonds, Series 2017A:
1,000	5.000%, 12/15/34 (Alternative Minimum Tax)	12/26 at 100.00	AA-	1,117,200
1,000	5.000%, 12/15/36 (Alternative Minimum Tax)	12/26 at 100.00	AA-	1,110,260
3,490	Total Transportation			3,817,862
	U.S. Guaranteed – 5.2% (4)
1,000	Douglas County, Nebraska, Educational Facilities Revenue Bonds, Creighton University Projects, Refunding Series 2010A, 5.500%, 7/01/30 (Pre-refunded 7/01/20)	7/20 at 100.00	A2	1,053,660
1,300	Lincoln, Nebraska, Electric System Revenue Bonds, Refunding Series 2012, 5.000%, 9/01/25 (Pre-refunded 9/01/22)	9/22 at 100.00	N/R	1,431,482

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
	Omaha, Nebraska, General Obligation Bonds, Refunding & Various Purpose Series 2013A:
$ 715	4.500%, 11/15/28 (Pre-refunded 11/15/23)	11/23 at 100.00	AA+	$791,326
365	4.500%, 11/15/29 (Pre-refunded 11/15/23)	11/23 at 100.00	AA+	403,964
3,380	Total U.S. Guaranteed			3,680,432
	Utilities – 23.4%
	Central Plains Energy Project, Nebraska, Gas Project 1 Revenue Bonds, Series 2007A:
20	5.250%, 12/01/19	No Opt. Call	A	20,592
800	5.250%, 12/01/21	No Opt. Call	A	861,088
465	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Refunding Crossover Series 2017A, 5.000%, 9/01/37	No Opt. Call	A	528,435
2,350	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012, 5.000%, 9/01/42	9/22 at 100.00	A	2,528,882
1,500	Fremont, Nebraska, Combined Utilities System Revenue Bonds, Series 2014B, 5.000%, 7/15/34	7/21 at 100.00	AA-	1,597,875
235	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	244,814
870	Lincoln, Nebraska, Electric System Revenue Bonds, Series 2018, 5.000%, 9/01/34	3/27 at 100.00	AA	993,410
75	Municipal Energy Agency of Nebraska, Power Supply System Revenue and Refunding Bonds, Series 2009A, 5.000%, 4/01/19 – BHAC Insured	No Opt. Call	AA+	75,770
	Municipal Energy Agency of Nebraska, Power Supply System Revenue Bonds, Refunding Series 2012A:
100	5.000%, 4/01/22	No Opt. Call	A	108,715
110	5.000%, 4/01/31	4/22 at 100.00	A	117,869
1,850	Nebraska Public Power District, General Revenue Bonds, Series 2012A, 5.000%, 1/01/34	1/22 at 100.00	A+	1,979,407
1,500	Nebraska Public Power District, General Revenue Bonds, Series 2016A, 5.000%, 1/01/41	1/26 at 100.00	A+	1,651,785
500	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Refunding Series 2015C, 4.000%, 2/01/38	2/25 at 100.00	AA	511,040
1,000	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Series 2017A, 5.000%, 2/01/42	12/27 at 100.00	AA	1,123,320
1,000	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Series 2018A, 5.000%, 2/01/39	2/28 at 100.00	AA	1,133,790
320	Omaha Public Power District, Nebraska, Separate Electric System Revenue Bonds, Nebraska City 2, Refunding Series 2015A, 3.500%, 2/01/42	2/25 at 100.00	A+	303,542
1,000	Public Power Generation Agency, Nebraska, Whelan Energy Center Unit 2 Revenue Bonds, Refunding Series 2015A, 5.000%, 1/01/31	1/25 at 100.00	A2	1,105,450
1,500	Public Power Generation Agency, Nebraska, Whelan Energy Center Unit 2 Revenue Bonds, Refunding Series 2016A, 5.000%, 1/01/40	7/26 at 100.00	A2	1,636,890
15,195	Total Utilities			16,522,674
	Water and Sewer – 5.6%
415	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2017, 5.000%, 7/01/40	7/27 at 100.00	A-	435,767
1,515	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016, 5.000%, 1/01/46	7/26 at 100.00	A-	1,574,115

Nuveen Nebraska Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 500	Metropolitan Utilities District Omaha, Nebraska, Water Revenue Bonds, Series 2015, 3.250%, 12/01/32	12/25 at 100.00	Aa2	$495,270
1,395	Omaha, Nebraska, Sanitary Sewage System Revenue Bonds, Series 2011, 4.250%, 11/15/41	11/21 at 100.00	AA	1,424,309
3,825	Total Water and Sewer			3,929,461

$ 64,965	Total Long-Term Investments (cost $68,432,649)			68,969,625
	Other Assets Less Liabilities – 2.3%			1,642,971
	Net Assets – 100%			$ 70,612,596
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
See accompanying notes to financial statements.

Nuveen Oregon Intermediate Municipal Bond Fund
Portfolio of Investments    November 30, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 99.2%
	MUNICIPAL BONDS – 99.2%
	Education and Civic Organizations – 4.9%
$ 2,500	Forest Grove, Oregon, Campus Improvement Revenue Bonds, Pacific University Project, Refunding Series 2014A, 4.500%, 5/01/29	5/22 at 100.00	BBB	$2,611,500
1,095	Forest Grove, Oregon, Campus Improvement Revenue Bonds, Pacific University Project, Refunding Series 2015A, 5.000%, 5/01/30	5/25 at 100.00	BBB	1,186,564
	Forest Grove, Oregon, Student Housing Revenue Bonds, Oak Tree Foundation, Inc. Project, Series 2017:
350	5.000%, 3/01/23	No Opt. Call	BBB-	377,237
440	5.000%, 3/01/24	No Opt. Call	BBB-	478,363
405	5.000%, 3/01/25	No Opt. Call	BBB-	443,771
1,270	Oregon Department of Administrative Services, State Lottery Revenue Bonds, Refunding Series 2014B, 5.000%, 4/01/27	4/24 at 100.00	AAA	1,435,468
500	Oregon Facilities Authority, Revenue Bonds, Lewis & Clark College Project, Refunding Series 2011A, 5.250%, 10/01/24	10/21 at 100.00	A-	539,140
500	Oregon Facilities Authority, Revenue Bonds, Linfield College, Series 2010A, 4.750%, 10/01/28	10/20 at 100.00	Baa1	517,120
100	Oregon Facilities Authority, Revenue Bonds, Redmond Proficiency Academy Project, Series 2015A, 5.500%, 6/15/35, 144A	6/25 at 100.00	N/R	100,433
600	Oregon Facilities Authority, Revenue Bonds, Redmond Proficiency Academy Project, Series 2016A, 5.000%, 6/15/33	6/25 at 100.00	N/R	578,376
	Oregon Facilities Authority, Revenue Bonds, Reed College, Series 2017A:
795	5.000%, 7/01/30	7/27 at 100.00	Aa2	925,277
400	4.000%, 7/01/32	7/27 at 100.00	Aa2	426,572
	Oregon Facilities Authority, Revenue Bonds, University of Portland Projects, Series 2015A:
450	5.000%, 4/01/29	4/25 at 100.00	A	510,111
700	5.000%, 4/01/30	4/25 at 100.00	A	790,902
210	Oregon Facilities Authority, Revenue Bonds, Willamette University, Refunding Series 2010A, 4.000%, 10/01/24	4/20 at 100.00	A	214,702
10,315	Total Education and Civic Organizations			11,135,536
	Health Care – 15.1%
1,035	Astoria Hospital Facilities Authority, Oregon, Hospital Revenue and Refunding Bonds, Columbia Memorial Hospital, Series 2012, 5.000%, 8/01/23	8/22 at 100.00	A-	1,126,587
	Deschutes County Hospital Facility Authority, Oregon, Hospital Revenue Bonds, Saint Charles Health System, Inc., Series 2016A:
375	4.000%, 1/01/33	1/26 at 100.00	A+	383,580
1,000	5.000%, 1/01/33	1/26 at 100.00	A+	1,103,140

Nuveen Oregon Intermediate Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Klamath Falls Intercommunity Hospital Authority, Oregon, Revenue Bonds, Sky Lakes Medical Center Project, Refunding Series 2016:
$ 495	5.000%, 9/01/29	9/26 at 100.00	A	$558,801
400	5.000%, 9/01/31	9/26 at 100.00	A	448,260
500	Klamath Falls Intercommunity Hospital Authority, Oregon, Revenue Bonds, Sky Lakes Medical Center Project, Series 2012, 4.000%, 9/01/24	9/22 at 100.00	A	525,410
1,900	Medford Hospital Facilities Authority, Oregon, Hospital Revenue Bonds, Asante Health System, Refunding Series 2010, 5.500%, 8/15/28 – AGM Insured	8/20 at 100.00	AA	2,000,928
	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Adventist Health System/West, Series 2009A:
855	4.500%, 9/01/21	9/19 at 100.00	A+	869,646
1,940	5.000%, 9/01/21	9/19 at 100.00	A+	1,983,669
1,000	Oregon Facilities Authority, Revenue Bonds, Legacy Health Project, Refunding Series 2016A, 5.000%, 6/01/30	6/26 at 100.00	AA-	1,130,550
1,020	Oregon Facilities Authority, Revenue Bonds, Legacy Health System, Refunding Series 2010A, 4.750%, 3/15/24	3/20 at 100.00	AA-	1,051,906
	Oregon Facilities Authority, Revenue Bonds, Peacehealth System, Refunding Series 2014A:
690	5.000%, 11/15/25	5/24 at 100.00	AA-	774,787
4,155	4.125%, 11/15/32	5/24 at 100.00	AA-	4,334,537
375	Oregon Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2011C, 5.000%, 10/01/20	No Opt. Call	AA-	394,567
1,815	Oregon Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2013A, 5.000%, 10/01/23	No Opt. Call	AA-	2,033,272
	Oregon Facilities Authority, Revenue Bonds, Samaritan Health Services, Refunding Series 2010A:
1,250	5.000%, 10/01/19	No Opt. Call	BBB+	1,278,887
430	5.000%, 10/01/23	10/20 at 100.00	BBB+	452,373
500	5.000%, 10/01/24	10/20 at 100.00	BBB+	526,525
	Oregon Facilities Authority, Revenue Bonds, Samaritan Health Services, Refunding Series 2016A:
485	5.000%, 10/01/29	10/26 at 100.00	BBB+	542,235
1,325	5.000%, 10/01/30	10/26 at 100.00	BBB+	1,472,433
	Oregon Health and Science University, Revenue Bonds, Refunding Series 2012A:
925	5.000%, 7/01/25	7/22 at 100.00	AA-	1,008,241
1,195	5.000%, 7/01/26	7/22 at 100.00	AA-	1,302,538
4,000	Oregon Health and Science University, Revenue Bonds, Refunding Series 2016B, 5.000%, 7/01/33	7/26 at 100.00	AA-	4,532,800
1,000	Oregon Health and Science University, Revenue Bonds, Series 2012E, 4.000%, 7/01/29	7/22 at 100.00	AA-	1,041,090

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Salem Hospital Facility Authority, Oregon, Revenue Bonds, Salem Hospital Project, Refunding Series 2016A:
$ 1,355	5.000%, 5/15/29	5/26 at 100.00	AA-	$1,534,890
560	5.000%, 5/15/30	5/26 at 100.00	AA-	631,630
1,000	5.000%, 5/15/31	5/26 at 100.00	AA-	1,123,220
31,580	Total Health Care			34,166,502
	Housing/Multifamily – 2.0%
	Clackamas County Housing Authority, Oregon, Multifamily Housing Revenue Bonds, Easton Ridge Apartments Project, Series 2013A:
285	4.000%, 9/01/22	No Opt. Call	Aa2	300,589
195	4.000%, 9/01/23	3/23 at 100.00	Aa2	206,053
340	Home Forward, Oregon, Multifamily Housing Revenue Bonds, Lovejoy Station Apartments, Refunding Series 2016, 4.000%, 7/15/29	7/26 at 100.00	Aa2	356,367
	Oregon Facilities Authority, Revenue Bonds, CHF Ashland Southern Oregon University Project Series 2012:
1,185	4.350%, 7/01/27 – AGM Insured	7/22 at 100.00	AA	1,247,983
400	4.700%, 7/01/33 – AGM Insured	7/22 at 100.00	AA	423,164
1,000	Oregon Facilities Authority, Revenue Bonds, College Housing Northwest Projects, Refunding Series 2013, 5.000%, 10/01/24	10/23 at 100.00	BBB-	1,083,570
	Oregon Housing and Community Services Department, Multifamily Housing Revenue Bonds, Refunding Series 2010A:
210	4.000%, 7/01/19 (Alternative Minimum Tax)	No Opt. Call	Aaa	211,640
145	4.250%, 7/01/21 (Alternative Minimum Tax)	1/20 at 100.00	Aaa	147,162
580	Portland Housing Authority, Oregon, Housing Revenue Bonds, Yards at Union Station Project, Refunding Series 2007, 4.750%, 5/01/22 (Alternative Minimum Tax)	5/22 at 100.00	Aa2	580,928
4,340	Total Housing/Multifamily			4,557,456
	Information Technology – 1.1%
2,375	Oregon State Business Development Commission, Recovery Zone Facility Revenue Bonds, Intel Corporation Project, 232 Series 2010, 2.400%, 12/01/40 (Mandatory Put 8/14/23)	No Opt. Call	A+	2,369,822
	Long-Term Care – 4.1%
	Clackamas County Hospital Facility Authority, Oregon, Senior Living Revenue Bonds, Willamette View Project, Series 2017A:
525	4.000%, 5/15/24	No Opt. Call	N/R	545,569
445	4.000%, 11/15/24	No Opt. Call	N/R	463,890
355	4.000%, 5/15/25	No Opt. Call	N/R	369,111
460	4.000%, 11/15/25	No Opt. Call	N/R	479,550
200	4.000%, 5/15/26	11/25 at 102.00	N/R	207,700
400	4.000%, 11/15/26	11/25 at 102.00	N/R	416,300
350	4.000%, 5/15/27	11/25 at 102.00	N/R	362,180
350	4.000%, 11/15/27	11/25 at 102.00	N/R	362,793

Nuveen Oregon Intermediate Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
	Medford Hospital Facilities Authority, Oregon, Revenue Bonds, Rogue Valley Manor, Series 2013:
$ 250	5.000%, 10/01/19	No Opt. Call	A-	$255,893
450	5.000%, 10/01/24	10/23 at 100.00	A-	493,524
1,500	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bond, Terwilliger Plaza, Inc., Refunding Series 2012, 5.000%, 12/01/29	12/22 at 100.00	BBB	1,580,280
325	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bond, Terwilliger Plaza, Inc., Refunding Series 2016, 5.000%, 12/01/30	12/26 at 100.00	BBB	351,429
700	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Mirabella South Waterfront, Refunding Series 2014A, 5.000%, 10/01/24	No Opt. Call	N/R	751,051
1,040	Polk County Hospital Facility Authority, Oregon, Revenue Bonds, Dallas Retirement Village Project, Series 2015A, 5.125%, 7/01/35	7/25 at 100.00	N/R	1,058,242
	Salem Hospital Facility Authority, Oregon, Revenue Bonds, Capital Manor, Inc., Refunding Series 2012:
450	5.000%, 5/15/22	No Opt. Call	BBB	481,851
550	5.750%, 5/15/27	5/22 at 100.00	BBB	599,736
450	Yamhill County Hospital Authority, Oregon, Revenue Bonds, Friendsview Retirement Community, Refunding Series 2016A, 5.000%, 11/15/31	11/24 at 102.00	N/R	477,221
8,800	Total Long-Term Care			9,256,320
	Tax Obligation/General – 40.3%
1,365	Beaverton School District 48J, Washington and Multnomah Counties, Oregon, General Obligation Bonds, Convertible Deferred Interest Series 2017D, 5.000%, 6/15/26 (4)	No Opt. Call	AA+	1,609,144
620	Beaverton School District 48J, Washington and Multnomah Counties, Oregon, General Obligation Bonds, Refunding Series 2016, 4.000%, 6/01/25	No Opt. Call	Aa2	680,121
1,105	Beaverton School District 48J, Washington and Multnomah Counties, Oregon, General Obligation Bonds, Series 2014B, 5.000%, 6/15/27	6/24 at 100.00	AA+	1,250,650
	Benton and Linn Counties District School District 509J Corvallis, Oregon, General Obligation Bonds, Series 2018A:
350	0.000%, 6/15/26	No Opt. Call	AA+	381,525
2,835	0.000%, 6/15/27	No Opt. Call	AA+	3,112,036
	Blue Mountain Hospital District, Grant County, Oregon, General Obligation Bonds, Refunding Series 2010:
605	4.250%, 2/01/19	No Opt. Call	Baa3	607,124
655	4.500%, 2/01/20	No Opt. Call	Baa3	672,881
280	5.000%, 2/01/21	No Opt. Call	Baa3	296,005
	Central Oregon Community College District, Crook, Jefferson, Deschutes, Klamath, Lake, and Wasco Counties, Oregon, General Obligation Bonds, Series 2010:
1,000	4.000%, 6/15/19	No Opt. Call	AA+	1,011,450
810	4.500%, 6/15/20	No Opt. Call	AA+	841,493
500	Central Oregon Community College District, Crook, Jefferson, Deschutes, Klamath, Lake, and Wasco Counties, Oregon, General Obligation Bonds, Series 2014, 5.000%, 6/01/29	6/24 at 100.00	AA	562,015
1,100	Chemeketa Community College District, Oregon, General Obligation Bonds, Refunding Series 2014, 5.000%, 6/15/26	6/24 at 100.00	AA+	1,248,038

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 200	Clackamas and Multnomah Counties School District 7J Lake Oswego, Oregon, General Obligation Bonds, Refunding Series 2005, 5.250%, 6/01/25 – AGM Insured	No Opt. Call	Aa1	$235,008
1,640	Clackamas and Multnomah Counties School District 7J Lake Oswego, Oregon, General Obligation Bonds, Series 2017, 4.000%, 6/01/32	6/27 at 100.00	AA+	1,743,615
	Clackamas and Washington Counties School District 3JT, Oregon, General Obligation Bonds, Refunding Series 2015:
1,250	5.000%, 6/15/28	6/25 at 100.00	AA+	1,438,700
2,000	5.000%, 6/15/30	6/25 at 100.00	AA+	2,285,060
1,135	Clackamas County School District 12, North Clackamas, Oregon, General Obligation Bonds, Refunding Series 2014, 5.000%, 6/15/28	6/24 at 100.00	AA+	1,282,720
1,000	Clackamas County School District 12, North Clackamas, Oregon, General Obligation Bonds, Series 2017B, 5.000%, 6/15/30	6/27 at 100.00	AA+	1,168,300
1,500	Clackamas County School District 46 Oregon Trail, Oregon, General Obligation Bonds, Refunding Series 2017, 5.000%, 6/15/30	6/27 at 100.00	AA+	1,752,450
580	Clackamas County School District 62, Oregon City, Oregon, General Obligation Bonds, Refunding Series 2014, 5.000%, 6/01/29 – AGM Insured	6/24 at 100.00	AA	648,788
525	Clackamas County School District 86, Oregon, General Obligation Bonds, Refunding Series 2012A, 5.000%, 6/15/25	6/22 at 100.00	AA+	574,723
450	Columbia County School District 502 Saint Helens, Oregon, General Obligation Bonds, Series 2017, 5.000%, 6/15/33	6/27 at 100.00	Aa1	518,872
1,000	David Douglas School District 40, Multnomah County, Oregon, General Obligation Bonds, Series 2012B, 0.000%, 6/15/25	No Opt. Call	AA+	834,480
3,055	Deshutes and Jefferson Counties School District 2J Redmond, Oregon, General Obligation Bonds, Series 2008, 0.000%, 6/15/22	No Opt. Call	Aa1	2,821,965
2,000	Greater Albany School District 8J, Linn & Benton Counties, Oregon, General Obligation Bonds, Series 2017, 5.000%, 6/15/32	6/27 at 100.00	AA+	2,317,220
2,825	Hood River County School District, Oregon, General Obligation Bonds, Refunding Series 2016, 4.000%, 6/15/29	6/26 at 100.00	AA+	3,051,339
1,250	Jackson County School District 549C, Oregon, General Obligation Bonds, Refunding Series 2015, 5.000%, 12/15/28	6/25 at 100.00	AA+	1,437,200
1,000	Josephine County Unit School District Three Rivers, Oregon, General Obligation Bonds, Refunding Series 2005, 5.000%, 12/15/19 – FGIC Insured	No Opt. Call	Aa1	1,031,070
515	Keizer, Oregon, General Obligation Assessment Bonds, Keizer Station Area A Local Improvement District, Series 2008, 5.200%, 6/01/31	6/19 at 100.00	Aa3	516,185
1,200	Lake Oswego, Oregon, General Obligation Bonds, Refunding Full Faith & Credit Series 2017, 4.000%, 12/01/31	12/27 at 100.00	AAA	1,302,096
1,495	Lake Oswego, Oregon, General Obligation Bonds, Series 2013, 5.000%, 6/01/26	6/23 at 100.00	AAA	1,670,797
975	Local Oregon Capital Assets Program, Certificates of Participation, City of Cottage Grove, Series 2013A, 4.000%, 9/15/19	No Opt. Call	A2	989,089
	Marion and Polk Counties School District 24J, Salem-Kreizer, Oregon, General Obligation Bonds, Series 2018:
1,500	5.000%, 6/15/31	6/28 at 100.00	AA+	1,770,795
2,000	5.000%, 6/15/33	6/28 at 100.00	AA+	2,337,220
1,000	Marion County School District 103 Woodburn, Oregon, General Obligation Bonds, Series 2015, 5.000%, 6/15/27	6/25 at 100.00	Aa1	1,157,480

Nuveen Oregon Intermediate Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 1,000	Marion County School District 15 North Marion, Oregon, General Obligation Bonds, Series 2018B, 5.000%, 6/15/31	6/28 at 100.00	AA+	$1,168,700
300	Marion-Clackamas Counties School District 4J Silver Falls, Oregon, General Obligation Bonds, Refunding Series 2013, 5.000%, 6/15/24	6/23 at 100.00	Aa1	336,486
	Multnomah County School District 7, Reynolds, Oregon, General Obligation Bonds, Series 2015A:
1,500	5.000%, 6/15/29	6/25 at 100.00	Aa1	1,711,860
2,250	5.000%, 6/15/30	6/25 at 100.00	Aa1	2,557,687
1,190	Nestucca Valley School District 101, Tillamook & Yamhill Counties, Oregon, General Obligation Bonds, Series 2018B. Current Interest, 5.000%, 6/15/29	6/28 at 100.00	AA+	1,407,449
	Oregon City, Oregon, General Obligation Bonds, Series 2018:
350	5.000%, 6/01/30	6/28 at 100.00	AA+	413,844
765	5.000%, 6/01/31	6/28 at 100.00	AA+	899,969
1,500	Oregon Department of Administrative Services, General Obligation Bonds, Oregon Opportunity, Refunding Series 2010F, 5.000%, 12/01/20	6/20 at 100.00	AA+	1,566,705
	Oregon State, General Obligation Bonds, Alternative Energy Series 2011B:
540	5.000%, 1/01/20 (Alternative Minimum Tax)	No Opt. Call	AA+	557,372
560	5.000%, 1/01/21 (Alternative Minimum Tax)	No Opt. Call	AA+	592,256
100	5.000%, 1/01/23 (Alternative Minimum Tax)	1/21 at 100.00	AA+	105,426
2,255	Oregon State, General Obligation Bonds, Article XI-Q State Projects, Refunding Series 2016G, 5.000%, 11/01/29	5/26 at 100.00	AA+	2,608,990
	Pacific Communities Health District, Oregon, General Obligation Bonds, Series 2016:
325	5.000%, 6/01/27	6/26 at 100.00	A1	373,461
350	5.000%, 6/01/28	6/26 at 100.00	A1	400,166
750	5.000%, 6/01/29	6/26 at 100.00	A1	853,770
1,000	5.000%, 6/01/30	6/26 at 100.00	A1	1,133,420
770	5.000%, 6/01/31	6/26 at 100.00	A1	869,122
1,210	Phoenix-Talent School District 4, Jackson County, Oregon, General Obligation Bonds, Current Interest Series 2018B, 5.000%, 6/15/32	6/28 at 100.00	AA+	1,416,002
	Port of Alsea, Lincoln County, Oregon, General Obligation Bonds, Series 2018:
225	3.750%, 6/15/28	No Opt. Call	N/R	224,028
180	4.000%, 6/15/33	6/28 at 100.00	N/R	178,299
900	Portland Community College District, Multnomah County, Oregon, General Obligation Bonds, Refunding Series 2016, 5.000%, 6/15/29	6/26 at 100.00	AA+	1,044,729
	Portland Community College District, Multnomah County, Oregon, General Obligation Bonds, Series 2018:
1,500	5.000%, 6/15/29	6/26 at 100.00	AA+	1,741,215
1,000	5.000%, 6/15/30	6/26 at 100.00	AA+	1,155,700
2,235	Portland, Oregon, General Obligation Bonds, Sellwood Bridge Project, Series 2014A, 5.000%, 6/01/28	6/24 at 100.00	Aaa	2,537,954
340	Redmond, Oregon, Full Faith and Credit Obligations, Refunding Series 2012A, 4.000%, 6/01/25	6/22 at 100.00	Aa3	358,945
350	Redmond, Oregon, Full Faith and Credit Obligations, Series 2014A, 5.000%, 6/01/25	6/24 at 100.00	Aa3	393,985

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Redmond, Oregon, Full Faith and Credit Obligations, Terminal Expansion Project, Series 2009:
$ 240	4.000%, 6/01/21	6/19 at 100.00	Aa3	$242,378
200	4.250%, 6/01/23	6/19 at 100.00	Aa3	202,176
500	4.625%, 6/01/29	6/19 at 100.00	Aa3	505,835
500	Rogue Community College District, Jackson and Jospehine Counties, Oregon, General Obligation Bonds, Jackson County Service Area, Series 2016B, 4.000%, 6/15/31	6/26 at 100.00	Aa1	531,540
800	Salem-Keizer School District 24J, Marion and Polk Counties, Oregon, General Obligation Bonds, Series 2009B, 0.000%, 6/15/22	No Opt. Call	AA+	738,976
1,385	Tualatin Hills Park and Recreation District, Oregon, General Obligation Bonds, Refunding Series 2015, 5.000%, 6/01/26	6/25 at 100.00	Aa1	1,606,669
1,080	Umatilla County School District 016R Pendleton, Oregon, General Obligation Bonds, Series 2014A, 5.000%, 6/15/29	6/24 at 100.00	Aa1	1,216,393
	Umatilla County School District 6R Umatilla, Oregon, General Obligation Bonds, Series 2017:
245	0.000%, 6/15/27	No Opt. Call	AA+	226,882
340	0.000%, 6/15/29	6/27 at 100.00	AA+	310,872
315	0.000%, 6/15/31	6/27 at 100.00	AA+	285,144
1,250	Washington and Clackamas Counties School District 23J Tigard-Tualatin, Oregon, General Obligation Bonds, Series 2017, 5.000%, 6/15/30	6/27 at 100.00	AA+	1,460,375
965	Washington County School District 15, Forest Grove, Oregon, General Obligation Bonds, Series 2012, 0.000%, 6/15/25	No Opt. Call	AA+	807,358
1,320	Washington County, Oregon, General Obligation Bonds, Full Faith & Credit Obligation Series 2016B, 4.000%, 3/01/31	3/26 at 100.00	Aaa	1,405,114
1,200	Washington Multnomah & Yamhill Counties School District 1J Hillsboro, Oregon, General Obligation Bonds, Refunding Series 2012, 4.000%, 6/15/23	6/22 at 100.00	Aa1	1,275,216
	Washington Multnomah & Yamhill Counties School District 1J Hillsboro, Oregon, General Obligation Bonds, Series 2017:
790	5.000%, 6/15/31	6/27 at 100.00	Aa1	919,378
3,750	5.000%, 6/15/32	6/27 at 100.00	Aa1	4,344,787
1,000	Washington, Clackamas and Yamhill Counties School District 88J Sherwood, Oregon, General Obligation Bonds, Series 2017B, 5.000%, 6/15/30	6/27 at 100.00	AA+	1,168,300
	Yamhill County School District 40, McMinnville, Oregon, General Obligation Bonds, Refunding Series 2016:
1,000	4.000%, 6/15/31	6/26 at 100.00	AA+	1,063,080
1,000	4.000%, 6/15/32	6/26 at 100.00	AA+	1,056,670
82,645	Total Tax Obligation/General			91,132,337
	Tax Obligation/Limited – 12.3%
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
2,260	5.000%, 11/15/28	11/25 at 100.00	A	2,467,468
500	5.000%, 11/15/29	11/25 at 100.00	A	543,190
750	Metro, Oregon, Dedicated Tax Revenue Bonds, Oregon Convention Center Hotel, Series 2017, 5.000%, 6/15/30	6/27 at 100.00	Aa3	865,140

Nuveen Oregon Intermediate Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Refunding Senior Lien Series 2014A:
$ 1,980	5.000%, 11/15/26	11/24 at 100.00	AAA	$2,272,703
1,000	5.000%, 11/15/27	11/24 at 100.00	AAA	1,143,050
	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Refunding Senior Lien Series 2015A:
2,000	5.000%, 11/15/27	11/24 at 100.00	AAA	2,286,100
3,000	5.000%, 11/15/28	11/24 at 100.00	AAA	3,418,440
1,000	Portland, Oregon, River District Urban Renewal and Redevelopment Bonds, Series 2012B, 5.000%, 6/15/23	6/22 at 100.00	A1	1,091,870
2,030	Portland, Oregon, South Park Blocks Urban Renewal and Redevelopment Bonds, Series 2008B, 5.000%, 6/15/21	6/21 at 100.00	Aa3	2,065,281
2,655	Portland, Oregon, Urban Renewal and Redevelopment Revenue Bonds, North Macadam Series 2010B, 5.000%, 6/15/24	6/20 at 100.00	A1	2,768,236
1,600	Seaside, Clatsop County, Oregon, Transient Lodgings Tax Revenue Bonds, Series 2018, 5.000%, 12/15/30	6/28 at 100.00	A3	1,838,880
1,000	Tri-County Metropolitan Transportation District, Oregon, Capital Grant Receipt Revenue Bonds, Series 2017A, 5.000%, 10/01/27	No Opt. Call	A	1,169,570
	Tri-County Metropolitan Transportation District, Oregon, Capital Grant Receipt Revenue Bonds, Series 2018A:
1,000	5.000%, 10/01/31	4/28 at 100.00	A	1,151,970
750	4.000%, 10/01/33	4/28 at 100.00	A	779,355
	Tri-County Metropolitan Transportation District, Oregon, Payroll Tax Revenue Bonds, Refunding Senior Lien Series 2016A:
1,000	4.000%, 9/01/31	9/26 at 100.00	AAA	1,076,780
655	4.000%, 9/01/32	9/26 at 100.00	AAA	699,894
	Tri-County Metropolitan Transportation District, Oregon, Payroll Tax Revenue Bonds, Senior Lien Series 2018A:
1,000	5.000%, 9/01/30	9/27 at 100.00	AAA	1,175,910
855	5.000%, 9/01/31	9/27 at 100.00	AAA	1,001,684
25,035	Total Tax Obligation/Limited			27,815,521
	Transportation – 2.6%
	Jackson County, Oregon, Airport Revenue Bonds, Refunding Series 2016:
395	5.000%, 12/01/30 – AGM Insured	6/26 at 100.00	AA	449,628
430	5.000%, 12/01/31 – AGM Insured	6/26 at 100.00	AA	488,325
380	5.000%, 12/01/33 – AGM Insured	6/26 at 100.00	AA	429,465
350	4.000%, 12/01/34 – AGM Insured	6/26 at 100.00	AA	364,424
1,030	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2011, 5.000%, 7/01/23 (Alternative Minimum Tax)	7/21 at 100.00	AA-	1,102,677
1,250	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2015-23, 5.000%, 7/01/28	7/25 at 100.00	AA-	1,422,575
1,500	Port of Portland, Oregon, Portland International Airport Passenger Facility Charge Revenue Bonds, Series 2011A, 5.000%, 7/01/26	7/21 at 100.00	A	1,602,330
5,335	Total Transportation			5,859,424

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 6.5% (5)
$ 1,000	Clackamas County Hospital Facility Authority, Oregon, Revenue Bonds, Legacy Health System, Series 2009A, 5.000%, 7/15/21 (Pre-refunded 7/15/19)	7/19 at 100.00	A1	$1,019,310
1,000	Clackamas County School District 46 Oregon Trail, Oregon, General Obligation Bonds, Series 2009A, 5.000%, 6/15/24 (Pre-refunded 6/15/19)	6/19 at 100.00	AA+	1,017,030
1,105	Local Oregon Capital Assets Program, Certificates of Participation, City of Cottage Grove, Series 2013A, 4.250%, 9/15/23 (Pre-refunded 9/15/21)	9/21 at 100.00	A2	1,170,040
1,500	Oregon Department of Administrative Services, Certificates of Participation, Series 2009A, 4.700%, 5/01/25 (Pre-refunded 5/01/19)	5/19 at 100.00	AA	1,517,580
945	Oregon Facilities Authority, Revenue Bonds, Concordia University Project, Series 2010A, 6.125%, 9/01/30 (Pre-refunded 9/01/20), 144A	9/20 at 100.00	N/R	1,000,282
1,000	Oregon Facilities Authority, Revenue Bonds, Peacehealth System, Refunding Series 2009A, 5.000%, 11/01/20 (Pre-refunded 11/01/19)	11/19 at 100.00	AA-	1,027,040
1,000	Oregon Facilities Authority, Revenue Bonds, Reed College, Refunding Series 2011A, 5.000%, 7/01/29 (Pre-refunded 7/01/20)	7/20 at 100.00	Aa2	1,047,540
1,055	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Senior Lien Series 2009A, 5.000%, 11/15/21 (Pre-refunded 5/15/19)	5/19 at 100.00	AAA	1,070,192
400	Salem, Oregon, General Obligation Bonds, Series 2009, 5.000%, 6/01/22 (Pre-refunded 6/01/19)	6/19 at 100.00	AA	406,216
	Tri-County Metropolitan Transportation District, Oregon, Capital Grant Receipt Revenue Bonds, Series 2011A:
1,000	5.000%, 10/01/25 (Pre-refunded 10/01/21)	10/21 at 100.00	A	1,079,970
1,715	5.000%, 10/01/26 (Pre-refunded 10/01/21)	10/21 at 100.00	A	1,852,149
2,305	Tri-County Metropolitan Transportation District, Oregon, Payroll Tax Revenue Bonds, Senior Lien Series 2012A, 5.000%, 9/01/24 (Pre-refunded 9/01/22)	9/22 at 100.00	AAA	2,546,887
14,025	Total U.S. Guaranteed			14,754,236
	Utilities – 0.9%
	Central Lincoln Peoples Utility District, Oregon, Electric Revenue Bonds, Series 2016:
500	3.500%, 12/01/29	12/25 at 100.00	AA-	514,190
350	5.000%, 12/01/33	12/25 at 100.00	AA-	395,017
350	5.000%, 12/01/34	12/25 at 100.00	AA-	393,841
500	Emerald Peoples Utility District, Oregon, Electric System Revenue Bonds, Refunding Series 2013, 5.000%, 11/01/22 – AGM Insured	No Opt. Call	A1	550,735
250	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/21 – AGM Insured	No Opt. Call	AA	267,660
1,950	Total Utilities			2,121,443
	Water and Sewer – 9.4%
1,295	Albany, Oregon, General Obligation Bonds, Refunding Series 2013, 5.000%, 8/01/25	8/23 at 100.00	Aa3	1,445,168
	Clackamas River Water, Oregon, Water Revenue Bonds, Series 2016:
300	4.000%, 11/01/27	5/25 at 100.00	AA-	322,764
150	5.000%, 11/01/28	5/25 at 100.00	AA-	170,610
350	5.000%, 11/01/30	5/25 at 100.00	AA-	395,889
270	5.000%, 11/01/33	5/25 at 100.00	AA-	303,542
400	Eugene, Oregon, Water Utility System Revenue Bonds, Refunding Series 2016, 5.000%, 8/01/27	8/26 at 100.00	AA+	467,968

Nuveen Oregon Intermediate Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016:
$ 1,065	5.000%, 7/01/28	7/26 at 100.00	A-	$1,159,529
1,120	5.000%, 7/01/29	7/26 at 100.00	A-	1,213,531
1,180	5.000%, 7/01/30	7/26 at 100.00	A-	1,272,111
3,070	Portland, Oregon, Sewer System Revenue Bonds, Second Lien Series 2015B, 5.000%, 6/01/25	No Opt. Call	Aa2	3,567,401
1,995	Portland, Oregon, Sewer System Revenue Bonds, Second Lien Series 2018A, 4.500%, 5/01/30	5/26 at 100.00	Aa2	2,212,974
2,500	Portland, Oregon, Water System Revenue Bonds, Refunding First Lien Series 2016A, 4.000%, 4/01/33	4/26 at 100.00	Aaa	2,637,175
	Redmond, Oregon, Water Revenue Bonds, Series 2010:
450	4.500%, 6/01/25	6/20 at 100.00	Aa3	465,457
5	4.500%, 6/01/30	6/20 at 100.00	Aa3	5,166
1,000	Sunrise Water Authority, Oregon, Water Revenue Bonds, Refunding Series 2014, 4.000%, 3/01/23	No Opt. Call	AA	1,071,420
	Tigard, Washington County, Oregon, Water System Revenue Bonds, Series 2012:
1,435	5.000%, 8/01/26	8/22 at 100.00	AA-	1,569,876
1,915	5.000%, 8/01/30	8/22 at 100.00	AA-	2,090,778
900	Woodburn, Marion County, Oregon, Wastewater Revenue Bonds, Refunding Series 2011A, 5.000%, 3/01/20	No Opt. Call	A1	932,022
19,400	Total Water and Sewer			21,303,381

$ 205,800	Total Long-Term Investments (cost $222,637,113)			224,471,978
	Other Assets Less Liabilities – 0.8%			1,864,303
	Net Assets – 100%			$ 226,336,281
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
See accompanying notes to financial statements.

Statement of Assets and Liabilities
November 30, 2018
(Unaudited)
	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Assets
Long-term investments, at value (cost $338,634,979, $375,798,877, $68,432,649 and $222,637,113, respectively)	$342,467,129	$381,395,404	$68,969,625	$224,471,978
Short-term investments, at value (cost approximates value)	3,000,000	5,000,000	—	—
Cash	1,116,087	3,702,303	586,519	—
Receivable for:
Interest	4,093,412	4,759,423	993,251	3,181,726
Investments sold	—	6,173,340	439,406	—
Shares sold	314,258	931,873	241,773	198,255
Other assets	24,747	19,726	13,801	6,741
Total assets	351,015,633	401,982,069	71,244,375	227,858,700
Liabilities
Cash overdraft	—	—	—	252,043
Payable for:
Dividends	410,957	218,559	29,344	238,810
Investments purchased	1,464,530	8,773,908	444,150	—
Shares redeemed	948,230	1,141,210	77,816	837,439
Accrued expenses:
Directors fees	18,340	11,989	296	984
Management fees	149,918	164,976	28,042	99,194
12b-1 distribution and service fees	29,223	56,196	9,451	11,009
Other	143,142	138,658	42,680	82,940
Total liabilities	3,164,340	10,505,496	631,779	1,522,419
Net assets	$347,851,293	$391,476,573	$70,612,596	$226,336,281
Class A Shares
Net assets	$ 89,146,596	$172,423,222	$31,234,129	$ 33,238,562
Shares outstanding	8,809,717	15,203,618	3,013,051	3,322,500
Net asset value ("NAV") per share	$ 10.12	$ 11.34	$ 10.37	$ 10.00
Offering price per share (NAV per share plus maximum sales charge of 3.00%, 4.20%, 4.20% and 3.00%, respectively, of offering price)	$ 10.43	$ 11.84	$ 10.82	$ 10.31
Class C Shares
Net assets	$ 12,961,888	$ 27,027,802	$ 2,652,115	$ 2,872,026
Shares outstanding	1,288,784	2,385,505	256,362	288,674
NAV and offering price per share	$ 10.06	$ 11.33	$ 10.35	$ 9.95
Class C1 Shares
Net assets	$ 1,470,571	$ 3,708,707	$ 1,234,201	$ —
Shares outstanding	144,841	328,486	119,821	—
NAV and offering price per share	$ 10.15	$ 11.29	$ 10.30	$ —
Class C2 Shares
Net assets	$ 4,698,813	$ 6,388,293	$ 2,425,781	$ 5,166,289
Shares outstanding	465,898	562,927	233,772	517,385
NAV and offering price per share	$ 10.09	$ 11.35	$ 10.38	$ 9.99
Class I Shares
Net assets	$239,573,425	$181,928,549	$33,066,370	$185,059,404
Shares outstanding	23,792,673	16,059,967	3,184,180	18,471,189
NAV and offering price per share	$ 10.07	$ 11.33	$ 10.38	$ 10.02
Fund level net assets consist of:
Capital paid-in	$346,493,515	$396,465,946	$72,341,447	$227,894,565
Total distributable earnings	1,357,778	(4,989,373)	(1,728,851)	(1,558,284)
Fund level net assets	$347,851,293	$391,476,573	$70,612,596	$226,336,281
Authorized shares - per class	2 billion	2 billion	2 billion	2 billion
Par value per share	$ 0.0001	$ 0.0001	$ 0.0001	$ 0.0001
See accompanying notes to financial statements.

Statement of Operations
Six Months Ended November 30, 2018
(Unaudited)
	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Investment Income	$ 6,605,874	$ 7,902,803	$ 1,316,213	$ 3,538,223
Expenses
Management fees	948,642	1,011,880	191,901	622,092
12b-1 service fees - Class A Shares	91,240	171,442	31,843	35,768
12b-1 distibution and service fees - Class C Shares	70,545	144,969	14,494	14,878
12b-1 distibution and service fees - Class C1 Shares	5,358	17,226	4,697	—
12b-1 distibution and service fees - Class C2 Shares	19,017	24,455	10,765	20,418
Shareholder servicing agent fees	66,742	78,373	16,272	33,897
Custodian fees	35,806	33,754	7,559	22,278
Directors fees	5,473	5,861	1,063	3,507
Professional fees	20,721	21,112	12,364	16,753
Shareholder reporting expenses	16,608	21,425	7,115	9,063
Federal and state registration fees	11,006	14,248	15,051	8,603
Other	6,064	5,340	2,552	4,232
Total expenses before fee waiver/expense reimbursement	1,297,222	1,550,085	315,676	791,489
Fee waiver/expense reimbursement	—	—	(7,088)	—
Net expenses	1,297,222	1,550,085	308,588	791,489
Net investment income (loss)	5,308,652	6,352,718	1,007,625	2,746,734
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(533,099)	(1,184,642)	(177,551)	(398,508)
Change in net unrealized appreciation (depreciation) of investments	(4,427,844)	(6,709,194)	(1,049,839)	(1,646,346)
Net realized and unrealized gain (loss)	(4,960,943)	(7,893,836)	(1,227,390)	(2,044,854)
Net increase (decrease) in net assets from operations	$ 347,709	$(1,541,118)	$ (219,765)	$ 701,880
See accompanying notes to financial statements.

Statement of Changes in Net Assets
(Unaudited)
	Minnesota Intermediate		Minnesota
	Six Months Ended 11/30/18	Year Ended(1) 5/31/18	Six Months Ended 11/30/18	Year Ended(1) 5/31/18
Operations
Net investment income (loss)	$ 5,308,652	$ 10,251,252	$ 6,352,718	$ 11,495,563
Net realized gain (loss) from investments	(533,099)	(285,608)	(1,184,642)	(495,235)
Change in net unrealized appreciation (depreciation) of investments	(4,427,844)	(6,493,757)	(6,709,194)	(4,992,066)
Net increase (decrease) in net assets from operations	347,709	3,471,887	(1,541,118)	6,008,262
Distributions to Shareholders(2)
Dividends (3)
Class A Shares	(1,287,963)	(2,655,104)	(2,645,354)	(5,028,877)
Class C Shares	(141,850)	(283,748)	(327,136)	(690,003)
Class C1 Shares	(19,298)	(47,294)	(68,454)	(298,455)
Class C2 Shares	(56,852)	(126,206)	(81,833)	(193,333)
Class I Shares	(3,802,300)	(7,326,418)	(3,034,069)	(5,581,728)
Decrease in net assets from distributions to shareholders	(5,308,263)	(10,438,770)	(6,156,846)	(11,792,396)
Fund Share Transactions
Proceeds from sale of shares	46,703,089	107,916,066	66,412,981	104,024,426
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,783,295	5,273,516	4,797,695	9,078,659
	49,486,384	113,189,582	71,210,676	113,103,085
Cost of shares redeemed	(70,969,541)	(70,426,038)	(61,415,407)	(71,064,920)
Net increase (decrease) in net assets from Fund share transactions	(21,483,157)	42,763,544	9,795,269	42,038,165
Net increase (decrease) in net assets	(26,443,711)	35,796,661	2,097,305	36,254,031
Net assets at the beginning of period	374,295,004	338,498,343	389,379,268	353,125,237
Net assets at the end of period	$347,851,293	$374,295,004	$391,476,573	$389,379,268

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 9 - New Accounting Pronouncements for further details.
(2)	The composition and per share amounts of the Fund's distributions are presented in the Financial Highlights. The distribution information for the Fund as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 - Income Tax Information.
(3)	For the fiscal year ended May 31, 2018, the Fund's distributions to shareholders were paid from net investment income.

See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited) (continued)
	Nebraska		Oregon Intermediate
	Six Months Ended 11/30/18	Year Ended(1) 5/31/18	Six Months Ended 11/30/18	Year Ended(1) 5/31/18
Operations
Net investment income (loss)	$ 1,007,625	$ 2,027,528	$ 2,746,734	$ 5,000,821
Net realized gain (loss) from investments	(177,551)	133,462	(398,508)	4,952
Change in net unrealized appreciation (depreciation) of investments	(1,049,839)	(1,489,052)	(1,646,346)	(5,000,947)
Net increase (decrease) in net assets from operations	(219,765)	671,938	701,880	4,826
Distributions to Shareholders(2)
Dividends (3)
Class A Shares	(447,197)	(874,682)	(373,203)	(937,571)
Class C Shares	(28,420)	(66,263)	(18,767)	(48,917)
Class C1 Shares	(16,552)	(57,344)	—	—
Class C2 Shares	(31,987)	(82,745)	(40,716)	(95,630)
Class I Shares	(496,542)	(1,039,814)	(2,173,322)	(4,064,564)
Decrease in net assets from distributions to shareholders	(1,020,698)	(2,120,848)	(2,606,008)	(5,146,682)
Fund Share Transactions
Proceeds from sale of shares	5,904,799	23,265,597	26,830,400	74,793,274
Proceeds from shares issued to shareholders due to reinvestment of distributions	835,054	1,678,753	1,148,686	2,397,171
	6,739,853	24,944,350	27,979,086	77,190,445
Cost of shares redeemed	(8,998,370)	(12,641,526)	(34,437,689)	(52,899,366)
Net increase (decrease) in net assets from Fund share transactions	(2,258,517)	12,302,824	(6,458,603)	24,291,079
Net increase (decrease) in net assets	(3,498,980)	10,853,914	(8,362,731)	19,149,223
Net assets at the beginning of period	74,111,576	63,257,662	234,699,012	215,549,789
Net assets at the end of period	$70,612,596	$ 74,111,576	$226,336,281	$234,699,012

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 9 - New Accounting Pronouncements for further details.
(2)	The composition and per share amounts of the Fund's distributions are presented in the Financial Highlights. The distribution information for the Fund as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 - Income Tax Information.
(3)	For the fiscal year ended May 31, 2018, the Fund's distributions to shareholders were paid from net investment income.
See accompanying notes to financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

Financial Highlights
(Unaudited)
Minnesota Intermediate
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (02/94)
2019(d)	$10.26	$0.14	$(0.14)	$ —	$(0.14)	$ —	$(0.14)	$10.12
2018	10.46	0.29	(0.20)	0.09	(0.29)	—	(0.29)	10.26
2017	10.66	0.29	(0.20)	0.09	(0.29)	—	(0.29)	10.46
2016	10.43	0.30	0.23	0.53	(0.30)	—	(0.30)	10.66
2015	10.49	0.31	(0.05)	0.26	(0.32)	—	(0.32)	10.43
2014	10.56	0.33	(0.06)	0.27	(0.32)	(0.02)	(0.34)	10.49
Class C (02/14)
2019(d)	10.19	0.10	(0.13)	(0.03)	(0.10)	—	(0.10)	10.06
2018	10.39	0.20	(0.19)	0.01	(0.21)	—	(0.21)	10.19
2017	10.60	0.21	(0.21)	—	(0.21)	—	(0.21)	10.39
2016	10.37	0.21	0.24	0.45	(0.22)	—	(0.22)	10.60
2015	10.42	0.22	(0.03)	0.19	(0.24)	—	(0.24)	10.37
2014(e)	10.27	0.06	0.16	0.22	(0.07)	—	(0.07)	10.42
Class C1 (10/09)
2019(d)	10.29	0.12	(0.14)	(0.02)	(0.12)	—	(0.12)	10.15
2018	10.49	0.24	(0.19)	0.05	(0.25)	—	(0.25)	10.29
2017	10.69	0.25	(0.21)	0.04	(0.24)	—	(0.24)	10.49
2016	10.46	0.25	0.23	0.48	(0.25)	—	(0.25)	10.69
2015	10.52	0.27	(0.05)	0.22	(0.28)	—	(0.28)	10.46
2014	10.59	0.29	(0.07)	0.22	(0.27)	(0.02)	(0.29)	10.52
Class C2 (01/11)(f)
2019(d)	10.22	0.12	(0.14)	(0.02)	(0.11)	—	(0.11)	10.09
2018	10.42	0.23	(0.20)	0.03	(0.23)	—	(0.23)	10.22
2017	10.62	0.23	(0.20)	0.03	(0.23)	—	(0.23)	10.42
2016	10.39	0.24	0.23	0.47	(0.24)	—	(0.24)	10.62
2015	10.44	0.26	(0.05)	0.21	(0.26)	—	(0.26)	10.39
2014	10.51	0.28	(0.07)	0.21	(0.26)	(0.02)	(0.28)	10.44
Class I (02/94)
2019(d)	10.20	0.15	(0.13)	0.02	(0.15)	—	(0.15)	10.07
2018	10.40	0.31	(0.20)	0.11	(0.31)	—	(0.31)	10.20
2017	10.60	0.31	(0.20)	0.11	(0.31)	—	(0.31)	10.40
2016	10.37	0.32	0.23	0.55	(0.32)	—	(0.32)	10.60
2015	10.43	0.33	(0.05)	0.28	(0.34)	—	(0.34)	10.37
2014	10.50	0.35	(0.06)	0.29	(0.34)	(0.02)	(0.36)	10.43

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

0.04%	$ 89,147	0.81%*	2.82%*	11%
0.92	95,506	0.81	2.78	21
0.88	90,431	0.81	2.79	16
5.15	92,835	0.82	2.81	11
2.52	74,086	0.82	2.97	11
2.68	65,375	0.84	3.25	12

(0.27)	12,962	1.61*	2.01*	11
0.10	14,453	1.61	1.98	21
(0.02)	13,522	1.61	2.00	16
4.34	12,184	1.61	1.99	11
1.82	7,067	1.62	2.13	11
2.19	1,052	1.64*	2.29*	12

(0.19)	1,471	1.26*	2.36*	11
0.45	1,797	1.26	2.33	21
0.42	2,118	1.26	2.34	16
4.66	2,386	1.27	2.36	11
2.05	2,415	1.27	2.53	11
2.20	2,836	1.29	2.81	12

(0.16)	4,699	1.36*	2.27*	11
0.33	5,251	1.37	2.23	21
0.30	5,937	1.36	2.25	16
4.57	6,626	1.37	2.27	11
2.05	7,093	1.38	2.44	11
2.09	8,021	1.39	2.70	12

0.23	239,573	0.61*	3.01*	11
1.09	257,288	0.61	2.98	21
1.06	226,491	0.61	2.99	16
5.36	227,359	0.62	3.01	11
2.71	201,903	0.63	3.19	11
2.88	176,410	0.64	3.45	12
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(d)	For the six months ended November 30, 2018.
(e)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
*	Annualized.
See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
Minnesota
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (07/88)
2019(d)	$11.56	$0.18	$(0.22)	$(0.04)	$(0.18)	$ —	$(0.18)	$11.34
2018	11.74	0.36	(0.17)	0.19	(0.37)	—	(0.37)	11.56
2017	12.00	0.37	(0.26)	0.11	(0.37)	—	(0.37)	11.74
2016	11.68	0.40	0.34	0.74	(0.42)	—	(0.42)	12.00
2015	11.63	0.43	0.05	0.48	(0.43)	—	(0.43)	11.68
2014	11.87	0.44	(0.21)	0.23	(0.42)	(0.05)	(0.47)	11.63
Class C (02/14)
2019(d)	11.55	0.14	(0.23)	(0.09)	(0.13)	—	(0.13)	11.33
2018	11.73	0.27	(0.17)	0.10	(0.28)	—	(0.28)	11.55
2017	11.98	0.27	(0.25)	0.02	(0.27)	—	(0.27)	11.73
2016	11.68	0.31	0.32	0.63	(0.33)	—	(0.33)	11.98
2015	11.63	0.33	0.06	0.39	(0.34)	—	(0.34)	11.68
2014(e)	11.25	0.08	0.40	0.48	(0.10)	—	(0.10)	11.63
Class C1 (02/99)
2019(d)	11.51	0.15	(0.22)	(0.07)	(0.15)	—	(0.15)	11.29
2018	11.69	0.31	(0.17)	0.14	(0.32)	—	(0.32)	11.51
2017	11.95	0.31	(0.26)	0.05	(0.31)	—	(0.31)	11.69
2016	11.64	0.35	0.33	0.68	(0.37)	—	(0.37)	11.95
2015	11.58	0.38	0.06	0.44	(0.38)	—	(0.38)	11.64
2014	11.81	0.38	(0.19)	0.19	(0.37)	(0.05)	(0.42)	11.58
Class C2 (01/11)(f)
2019(d)	11.57	0.15	(0.23)	(0.08)	(0.14)	—	(0.14)	11.35
2018	11.75	0.30	(0.17)	0.13	(0.31)	—	(0.31)	11.57
2017	12.00	0.30	(0.25)	0.05	(0.30)	—	(0.30)	11.75
2016	11.69	0.34	0.33	0.67	(0.36)	—	(0.36)	12.00
2015	11.63	0.36	0.07	0.43	(0.37)	—	(0.37)	11.69
2014	11.86	0.37	(0.19)	0.18	(0.36)	(0.05)	(0.41)	11.63
Class I (08/97)
2019(d)	11.55	0.19	(0.22)	(0.03)	(0.19)	—	(0.19)	11.33
2018	11.73	0.39	(0.17)	0.22	(0.40)	—	(0.40)	11.55
2017	11.99	0.39	(0.26)	0.13	(0.39)	—	(0.39)	11.73
2016	11.68	0.43	0.33	0.76	(0.45)	—	(0.45)	11.99
2015	11.62	0.45	0.07	0.52	(0.46)	—	(0.46)	11.68
2014	11.85	0.46	(0.20)	0.26	(0.44)	(0.05)	(0.49)	11.62

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

(0.37)%	$172,423	0.80%*	3.19%*	18%
1.65	165,020	0.81	3.11	22
0.92	152,704	0.81	3.11	22
6.48	152,744	0.82	3.43	6
4.18	118,335	0.84	3.65	10
2.19	110,265	0.86	3.88	15

(0.79)	27,028	1.60*	2.38*	18
0.82	29,110	1.61	2.30	22
0.19	28,195	1.61	2.32	22
5.50	20,608	1.62	2.59	6
3.39	8,623	1.64	2.77	10
4.32	1,242	1.66*	2.75*	15

(0.61)	3,709	1.24*	2.69*	18
1.19	10,201	1.26	2.65	22
0.46	11,562	1.26	2.67	22
5.93	13,015	1.28	2.99	6
3.81	13,296	1.29	3.21	10
1.79	14,398	1.31	3.43	15

(0.66)	6,388	1.35*	2.64*	18
1.08	6,615	1.36	2.55	22
0.45	8,106	1.36	2.57	22
5.81	9,442	1.38	2.90	6
3.69	10,199	1.39	3.10	10
1.67	12,473	1.41	3.33	15

(0.27)	181,929	0.60*	3.39*	18
1.86	178,434	0.61	3.31	22
1.13	152,558	0.61	3.31	22
6.61	131,019	0.62	3.62	6
4.49	90,131	0.64	3.85	10
2.45	67,580	0.66	4.07	15

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(d)	For the six months ended November 30, 2018.
(e)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
*	Annualized.
See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
Nebraska
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (02/01)
2019(e)	$10.55	$0.14	$(0.17)	$(0.03)	$(0.15)	$ —	$(0.15)	$10.37
2018	10.77	0.31	(0.21)	0.10	(0.32)	—	(0.32)	10.55
2017	11.09	0.34	(0.31)	0.03	(0.35)	—	(0.35)	10.77
2016	10.77	0.35	0.30	0.65	(0.33)	—	(0.33)	11.09
2015	10.68	0.34	0.08	0.42	(0.33)	—	(0.33)	10.77
2014	10.87	0.34	(0.19)	0.15	(0.34)	—	(0.34)	10.68
Class C (02/14)
2019(e)	10.52	0.10	(0.17)	(0.07)	(0.10)	—	(0.10)	10.35
2018	10.74	0.22	(0.21)	0.01	(0.23)	—	(0.23)	10.52
2017	11.06	0.25	(0.31)	(0.06)	(0.26)	—	(0.26)	10.74
2016	10.74	0.26	0.30	0.56	(0.24)	—	(0.24)	11.06
2015	10.65	0.25	0.09	0.34	(0.25)	—	(0.25)	10.74
2014(f)	10.38	0.03	0.32	0.35	(0.08)	—	(0.08)	10.65
Class C1 (02/01)
2019(e)	10.48	0.12	(0.18)	(0.06)	(0.12)	—	(0.12)	10.30
2018	10.69	0.26	(0.20)	0.06	(0.27)	—	(0.27)	10.48
2017	11.01	0.29	(0.31)	(0.02)	(0.30)	—	(0.30)	10.69
2016	10.69	0.30	0.29	0.59	(0.27)	—	(0.27)	11.01
2015	10.59	0.29	0.09	0.38	(0.28)	—	(0.28)	10.69
2014	10.78	0.29	(0.19)	0.10	(0.29)	—	(0.29)	10.59
Class C2 (01/11)(g)
2019(e)	10.56	0.12	(0.18)	(0.06)	(0.12)	—	(0.12)	10.38
2018	10.77	0.25	(0.20)	0.05	(0.26)	—	(0.26)	10.56
2017	11.10	0.28	(0.32)	(0.04)	(0.29)	—	(0.29)	10.77
2016	10.78	0.29	0.30	0.59	(0.27)	—	(0.27)	11.10
2015	10.68	0.28	0.09	0.37	(0.27)	—	(0.27)	10.78
2014	10.88	0.28	(0.20)	0.08	(0.28)	—	(0.28)	10.68
Class I (02/01)
2019(e)	10.56	0.15	(0.17)	(0.02)	(0.16)	—	(0.16)	10.38
2018	10.78	0.33	(0.21)	0.12	(0.34)	—	(0.34)	10.56
2017	11.10	0.36	(0.31)	0.05	(0.37)	—	(0.37)	10.78
2016	10.78	0.37	0.29	0.66	(0.34)	—	(0.34)	11.10
2015	10.68	0.36	0.09	0.45	(0.35)	—	(0.35)	10.78
2014	10.88	0.36	(0.20)	0.16	(0.36)	—	(0.36)	10.68

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(0.31)%	$31,234	0.90%*	2.73%*	0.88%*	2.75%*	9%
0.98	32,036	0.92	2.84	0.88	2.88	12
0.32	26,201	0.93	3.08	0.89	3.13	11
6.08	26,461	0.91	3.17	0.89	3.19	8
4.00	23,741	0.92	3.11	0.89	3.15	27
1.55	23,740	0.92	3.23	0.89	3.27	11

(0.64)	2,652	1.70*	1.93*	1.68*	1.95*	9
0.13	2,972	1.72	2.04	1.68	2.08	12
(0.51)	2,966	1.73	2.28	1.69	2.33	11
5.23	2,552	1.71	2.33	1.69	2.36	8
3.17	1,142	1.72	2.28	1.69	2.31	27
3.36	172	1.72*	1.96*	1.69*	1.98*	11

(0.57)	1,234	1.35*	2.27*	1.33*	2.29*	9
0.57	2,077	1.37	2.40	1.33	2.44	12
(0.18)	2,339	1.38	2.63	1.34	2.68	11
5.60	2,805	1.37	2.72	1.34	2.75	8
3.61	2,784	1.38	2.68	1.34	2.72	27
1.03	3,013	1.37	2.78	1.34	2.81	11

(0.60)	2,426	1.45*	2.18*	1.43*	2.20*	9
0.50	3,196	1.47	2.30	1.43	2.34	12
(0.35)	3,549	1.48	2.54	1.44	2.58	11
5.50	3,885	1.47	2.62	1.44	2.65	8
3.52	4,183	1.47	2.56	1.44	2.60	27
0.87	4,946	1.47	2.69	1.44	2.73	11

(0.23)	33,066	0.70*	2.93*	0.68*	2.95*	9
1.15	33,831	0.72	3.04	0.68	3.07	12
0.48	28,202	0.73	3.28	0.69	3.33	11
6.25	27,439	0.71	3.37	0.69	3.39	8
4.27	25,569	0.72	3.31	0.69	3.34	27
1.64	26,400	0.72	3.43	0.69	3.47	11

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended November 30, 2018.
(f)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(g)	Formerly Class C Shares and renamed to Class C2 Shares on Feburary 10, 2014.
*	Annualized.
See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
Oregon Intermediate
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (02/99)
2019(d)	$10.08	$0.11	$(0.08)	$ 0.03	$(0.11)	$ —	$(0.11)	$10.00
2018	10.32	0.22	(0.23)	(0.01)	(0.23)	—	(0.23)	10.08
2017	10.49	0.23	(0.17)	0.06	(0.23)	—	(0.23)	10.32
2016	10.30	0.26	0.20	0.46	(0.27)	—	(0.27)	10.49
2015	10.35	0.29	(0.05)	0.24	(0.29)	—	(0.29)	10.30
2014	10.46	0.30	(0.12)	0.18	(0.29)	—	(0.29)	10.35
Class C (02/14)
2019(d)	10.02	0.07	(0.08)	(0.01)	(0.06)	—	(0.06)	9.95
2018	10.26	0.14	(0.24)	(0.10)	(0.14)	—	(0.14)	10.02
2017	10.43	0.15	(0.17)	(0.02)	(0.15)	—	(0.15)	10.26
2016	10.24	0.17	0.21	0.38	(0.19)	—	(0.19)	10.43
2015	10.29	0.20	(0.05)	0.15	(0.20)	—	(0.20)	10.24
2014(e)	10.16	0.04	0.15	0.19	(0.06)	—	(0.06)	10.29
Class C2 (01/11)(f)
2019(d)	10.06	0.08	(0.07)	0.01	(0.08)	—	(0.08)	9.99
2018	10.30	0.16	(0.23)	(0.07)	(0.17)	—	(0.17)	10.06
2017	10.46	0.17	(0.16)	0.01	(0.17)	—	(0.17)	10.30
2016	10.27	0.20	0.20	0.40	(0.21)	—	(0.21)	10.46
2015	10.32	0.23	(0.05)	0.18	(0.23)	—	(0.23)	10.27
2014	10.43	0.24	(0.12)	0.12	(0.23)	—	(0.23)	10.32
Class I (08/97)
2019(d)	10.10	0.12	(0.09)	0.03	(0.11)	—	(0.11)	10.02
2018	10.33	0.24	(0.23)	0.01	(0.24)	—	(0.24)	10.10
2017	10.50	0.25	(0.17)	0.08	(0.25)	—	(0.25)	10.33
2016	10.30	0.28	0.21	0.49	(0.29)	—	(0.29)	10.50
2015	10.35	0.31	(0.05)	0.26	(0.31)	—	(0.31)	10.30
2014	10.47	0.32	(0.13)	0.19	(0.31)	—	(0.31)	10.35

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

0.25%	$ 33,239	0.81%*	2.19%*	10%
(0.13)	37,684	0.82	2.13	13
0.61	44,776	0.81	2.24	25
4.54	56,755	0.83	2.51	11
2.32	48,822	0.84	2.77	7
1.79	45,231	0.85	2.94	4

(0.07)	2,872	1.61*	1.39*	10
(0.96)	3,075	1.62	1.33	13
(0.21)	4,066	1.61	1.44	25
3.73	3,788	1.62	1.69	11
1.51	2,505	1.64	1.94	7
1.89	545	1.65*	2.04*	4

0.05	5,166	1.36*	1.64*	10
(0.72)	5,555	1.37	1.58	13
0.12	6,708	1.36	1.69	25
3.95	8,079	1.38	1.97	11
1.74	8,602	1.39	2.24	7
1.20	10,632	1.40	2.39	4

0.34	185,059	0.61*	2.39*	10
0.14	188,385	0.62	2.33	13
0.78	160,000	0.61	2.44	25
4.82	160,225	0.62	2.69	11
2.50	105,356	0.64	2.97	7
1.87	86,520	0.65	3.14	4

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(d)	For the six months ended November 30, 2018.
(e)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
*	Annualized.
See accompanying notes to financial statements.

Notes to Financial Statements
(Unaudited)
1.  General Information and Significant Accounting Policies
General Information
Trust and Fund Information
Nuveen Investment Funds, Inc. (the "Trust"), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Minnesota Intermediate Municipal Bond Fund ("Minnesota Intermediate"), Nuveen Minnesota Municipal Bond Fund ("Minnesota"), Nuveen Nebraska Municipal Bond Fund ("Nebraska") and Nuveen Oregon Intermediate Municipal Bond Fund ("Oregon Intermediate"), (each a "Fund" and collectively, the "Funds"), as diversified funds, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.
The end of the reporting period for the Funds is November 30, 2018, and the period covered by these Notes to Financial Statements is the six months ended November 30, 2018 (the "current fiscal period”).
Investment Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives
The investment objective of each Fund is to provide maximum current income that is exempt from both federal income tax and its respective state income tax to the extent consistent with prudent investment risk.
The Funds' most recent prospectus provides further descriptions of each Fund's investment objective, principal investment strategies and principal risks.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification (ASC) Topic 946 "Financial Services-Investment Companies." The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the following Fund's outstanding when-issued/delayed delivery purchase commitments were as follows:
Minnesota Intermediate
Outstanding when-issued/delayed delivery purchase commitments	$1,464,530
Investment Income
Investment income is comprised of interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes and, is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.
Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.
Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge and incur a 0.20% annual 12b-1 service fee. Class A Share purchases of $250,000 or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C1 Shares of the Funds (except for Oregon Intermediate, which does not offer Class C1 Shares) are not available for new accounts or for additional investment into exisiting accounts, but Class C1 Shares can be issued for purposes of dividend reinvestment. Class C1 Shares were sold without an up-front sales charge, but incur a 0.40% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. The Funds will issue Class C2 Shares upon the exchange of Class C2 Shares from another Nuveen municipal bond fund or for the purpose of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C2 Shares incur a 0.55% annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class C, Class C1 and Class C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C, Class C1, and C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Compensation
The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Directors (the "Board") has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Trust's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 - Portfolio Securities and Investments in Derivatives.

Notes to Financial Statements (Unaudited) (continued)
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.
2.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
Minnesota Intermediate	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$342,467,129	$ —	$342,467,129
Short-Term Investments*:
Municipal Bonds	—	3,000,000	—	3,000,000
Total	$ —	$345,467,129	$ —	$345,467,129

Minnesota	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$381,395,404	$ —	$381,395,404
Short-Term Investments*:
Municipal Bonds	—	5,000,000	—	5,000,000
Total	$ —	$386,395,404	$ —	$386,395,404

Nebraska	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$68,969,625	$ —	$68,969,625

Oregon Intermediate	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$224,471,978	$ —	$224,471,978

*	Refer to the Fund's Portfolio of Investments for industry classifications.
3.  Portfolio Securities and Investments in Derivatives
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB)  –  Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF)  –  Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse

Notes to Financial Statements (Unaudited) (continued)
Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
During the current fiscal period, the Funds did not have any transactions in self-deposited Inverse Floaters and/or externally-deposited Inverse Floaters.
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Six Months Ended 11/30/18		Year Ended 5/31/18
Minnesota Intermediate	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,263,036	$ 12,800,743	2,171,777	$ 22,499,817
Class C	79,629	808,044	372,695	3,840,630
Class C1	—	—	148	1,521
Class C2	95	960	3,490	36,305
Class I	3,276,156	33,093,342	7,916,974	81,537,793
Shares issued to shareholders due to reinvestment of distributions:
Class A	122,523	1,245,884	249,893	2,586,826
Class C	13,846	139,911	27,140	279,186
Class C1	1,891	19,298	4,407	45,788
Class C2	5,517	55,897	12,032	124,154
Class I	130,676	1,322,305	217,387	2,237,562
	4,893,369	49,486,384	10,975,943	113,189,582
Shares redeemed:
Class A	(1,888,147)	(19,183,155)	(1,756,729)	(18,184,201)
Class C	(222,687)	(2,244,727)	(282,863)	(2,916,744)
Class C1	(31,666)	(323,101)	(31,868)	(329,545)
Class C2	(53,468)	(539,937)	(71,616)	(741,223)
Class I	(4,826,433)	(48,678,621)	(4,690,777)	(48,254,325)
	(7,022,401)	(70,969,541)	(6,833,853)	(70,426,038)
Net increase (decrease)	(2,129,032)	$(21,483,157)	4,142,090	$ 42,763,544

	Six Months Ended 11/30/18		Year Ended 5/31/18
Minnesota	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,359,237	$ 26,980,374	3,292,617	$ 38,388,374
Class A – automatic conversion of Class C1 Shares	34,420	397,126	—	—
Class C	219,859	2,522,766	679,935	7,932,386
Class C1	337	3,835	1,611	18,675
Class C2	5,611	64,684	348	4,040
Class I	3,196,410	36,444,196	4,949,878	57,680,951
Shares issued to shareholders due to reinvestment of distributions:
Class A	226,261	2,585,945	421,886	4,916,457
Class C	27,649	315,773	57,442	668,761
Class C1	5,651	64,464	24,245	281,471
Class C2	6,823	78,035	16,019	186,868
Class I	153,610	1,753,478	259,974	3,025,102
	6,235,868	71,210,676	9,703,955	113,103,085
Shares redeemed:
Class A	(1,689,011)	(19,210,468)	(2,447,627)	(28,564,450)
Class C	(382,465)	(4,351,228)	(621,269)	(7,234,698)
Class C1	(528,935)	(6,073,486)	(128,716)	(1,492,082)
Class C1 – automatic conversion to Class A Shares	(34,569)	(397,126)	—	—
Class C2	(21,346)	(244,198)	(134,648)	(1,568,835)
Class I	(2,739,347)	(31,138,901)	(2,766,388)	(32,204,855)
	(5,395,673)	(61,415,407)	(6,098,648)	(71,064,920)
Net increase (decrease)	840,195	$ 9,795,269	3,605,307	$ 42,038,165

Notes to Financial Statements (Unaudited) (continued)
	Six Months Ended 11/30/18		Year Ended 5/31/18
Nebraska	Shares	Amount	Shares	Amount
Shares sold:
Class A	249,732	$ 2,612,113	858,447	$ 9,146,704
Class C	23,219	242,940	55,107	585,298
Class C1	10	106	68	711
Class C2	—	—	18	187
Class I	293,753	3,049,640	1,267,243	13,532,697
Shares issued to shareholders due to reinvestment of distributions:
Class A	42,486	443,284	81,716	868,610
Class C	2,684	27,939	6,160	65,353
Class C1	1,511	15,673	5,200	54,963
Class C2	3,026	31,617	7,706	82,049
Class I	30,297	316,541	57,129	607,778
	646,718	6,739,853	2,338,794	24,944,350
Shares redeemed:
Class A	(316,698)	(3,307,632)	(336,517)	(3,587,112)
Class C	(51,940)	(538,829)	(55,164)	(586,488)
Class C1	(79,933)	(835,589)	(25,864)	(271,960)
Class C2	(71,966)	(750,540)	(34,471)	(368,191)
Class I	(342,555)	(3,565,780)	(738,199)	(7,827,775)
	(863,092)	(8,998,370)	(1,190,215)	(12,641,526)
Net increase (decrease)	(216,374)	$(2,258,517)	1,148,579	$ 12,302,824

	Six Months Ended 11/30/18		Year Ended 5/31/18
Oregon Intermediate	Shares	Amount	Shares	Amount
Shares sold:
Class A	261,533	$ 2,616,483	687,816	$ 7,040,306
Class C	10,078	100,220	53,960	547,112
Class C2	5,324	53,459	49	488
Class I	2,400,724	24,060,238	6,591,133	67,205,368
Shares issued to shareholders due to reinvestment of distributions:
Class A	33,845	339,239	85,053	866,813
Class C	1,882	18,760	4,829	48,906
Class C2	3,889	38,908	9,018	91,652
Class I	74,910	751,779	136,423	1,389,800
	2,792,185	27,979,086	7,568,281	77,190,445
Shares redeemed:
Class A	(710,749)	(7,110,085)	(1,372,551)	(14,018,194)
Class C	(30,018)	(299,345)	(148,163)	(1,500,778)
Class C2	(43,932)	(439,128)	(108,315)	(1,109,337)
Class I	(2,665,046)	(26,589,131)	(3,548,915)	(36,271,057)
	(3,449,745)	(34,437,689)	(5,177,944)	(52,899,366)
Net increase (decrease)	(657,560)	$ (6,458,603)	2,390,337	$ 24,291,079
5.  Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period were as follows:
	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Purchases	$40,167,319	$75,855,236	$6,279,069	$23,170,760
Sales and maturities	56,319,800	69,427,956	9,949,059	24,090,609
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable in-

terest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of November 30, 2018.
	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Tax cost of investments	$341,634,630	$380,261,919	$68,363,505	$222,620,885
Gross unrealized:
Appreciation	$ 6,180,987	$ 9,152,535	$ 1,223,197	$ 3,072,305
Depreciation	(2,348,488)	(3,019,050)	(617,077)	(1,221,212)
Net unrealized appreciation (depreciation) of investments	$ 3,832,499	$ 6,133,485	$ 606,120	$ 1,851,093
Permanent differences, primarily due to expiration of capital loss carryforwards and taxable market discount, resulted in reclassifications among the Funds' components of net assets as of May 31, 2018, the Funds' last tax year end, as follows:
	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Capital paid-in	$ —	$ —	$(36,230)	$ —
Undistributed (Over-distribution of) net investment income	—	—	—	—
Accumulated net realized gain (loss)	—	—	36,230	—
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2018, the Funds' last tax year end, were as follows:
	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Undistributed net tax-exempt income[1]	$937,569	$431,239	$94,162	$243,887
Undistributed net ordinary income[2]	—	—	—	2,553
Undistributed net long-term capital gains	—	—	—	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period May 1, 2018 through May 31, 2018, and paid on June 1, 2018.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ last tax year ended May 31, 2018, was designated for purposes of the dividends paid deduction as follows:
	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Distributions from net tax-exempt income	$10,114,868	$11,128,702	$2,114,206	$5,132,624
Distributions from net ordinary income[2]	228,034	556,371	—	—
Distributions from net long-term capital gains	—	—	—	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
As of May 31, 2018, the Funds' last tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Notes to Financial Statements (Unaudited) (continued)
	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Not subject to expiration:
Short-term	$1,972,509	$7,337,781	$ 802,131	$2,969,479
Long-term	—	2,161,904	1,265,548	—
Total	$1,972,509	$9,499,685	$2,067,679	$2,969,479
As of May 31, 2018, the Funds' last tax year end, $36,230 of Nebraska's capital loss carryforward expired.
During the Funds' last tax year ended May 31, 2018, the following Funds utilized capital loss carryforwards as follows:
	Nebraska	Oregon Intermediate
Utilized capital loss carryforwards	$133,462	$4,952
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
For the first $125 million	0.3500%	0.3500%	0.3500%	0.3500%
For the next $125 million	0.3375	0.3375	0.3375	0.3375
For the next $250 million	0.3250	0.3250	0.3250	0.3250
For the next $500 million	0.3125	0.3125	0.3125	0.3125
For the next $1 billion	0.3000	0.3000	0.3000	0.3000
For the next $3 billion	0.2750	0.2750	0.2750	0.2750
For the next $5 billion	0.2500	0.2500	0.2500	0.2500
For net assets over $10 billion	0.2375	0.2375	0.2375	0.2375

The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of "eligible assets" of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund's assets that are not "eligible assets". The complex-level fee schedule for each Fund is as follows:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of November 30, 2018, the complex-level fee for each Fund was as follows:
Fund	Complex-Level Fee
Minnesota Intermediate	0.1836%
Minnesota	0.1741%
Nebraska	0.1807%
Oregon Intermediate	0.1836%
The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of Nebraska so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed of the average daily net assets of any class of Fund shares in the amounts and for the time period stated in the following table. This expense limitation may be terminated or modified prior to the date listed below only with the approval of the Board.
Fund	Expense Cap	Expense Cap Expiration Date
Nebraska	0.70%	July 31, 2020
Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.
Inter-Fund Trades	Minnesota Intermediate	Minnesota
Purchases	$1,022,730	$8,278,330
Sales	1,024,890	8,894,068

Notes to Financial Statements (Unaudited) (continued)
Other Transactions with Affiliates
During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Sales charges collected	$65,889	$206,968	$36,799	$11,488
Paid to financial intermediaries	61,756	193,870	33,438	10,251
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Commission advances	$56,010	$134,777	$12,761	$7,672
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and Class C2 Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
12b-1 fees retained	$14,747	$35,714	$3,194	$1,946
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
CDSC retained	$14,057	$6,568	$176	$768
8.  Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility's capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in July 2019 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
None of the Funds utilized this facility during the current fiscal period.

9.  New Accounting Pronouncements
Disclosure Update and Simplification
During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532, Disclosure Update and Simplification (“Final Rule Release No. 33-10532”). Final Rule Release No. 33-10532 amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets.
The requirements of Final Rule Release No. 33-10532 are effective November 5, 2018, and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to Final Rule Release No. 33-10532.
For the prior fiscal period, the total amount of distributions paid to shareholders from net investment income and from accumulated net realized gains, if any, are recognized as “Dividends” on the Statement of Changes in Net Assets.
	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
UNII at the end of period	$30,833	$(34,588)	$(7,538)	$(165,902)
FASB Accounting Standards Update ("ASU") 2017-08 ("ASU 2017-08") Premium Amortization on Purchased Callable Debt Securities
The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

Additional Fund Information
Fund Manager
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
U.S. Bank National
Association
1555 North RiverCenter Drive
Suite 302
Milwaukee, WI 53212
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.
Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either directly through certain borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. The calculation of the Effective Leverage Ratio reflects borrowings effected on a long-term basis for investment purposes, but excludes borrowings that may occur, on a transient basis, in connection with a Fund’s day-to-day operations primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades.
Industrial Development Revenue Bond (IDR): A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
Lipper Minnesota Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Minnesota Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Lipper Other States Intermediate Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Other States Intermediate Municipal Debt Funds Classification. Shareholders should note that the performance of the Lipper Other States Intermediate Municipal Debt Funds Classification Average represents the overall average of returns for funds from multiple states with a wide variety of municipal market conditions, making direct comparisons less meaningful. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Glossary of Terms Used in this Report (continued)
Lipper Other States Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Other States Municipal Debt Funds Classification. Shareholders should note that the performance of the Lipper Other States Municipal Debt Funds Classification Average represents the overall average of returns for funds from multiple states with a wide variety of municipal market conditions, making direct comparisons less meaningful. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Pre-Refundings: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.
S&P Municipal Bond Intermediate Index: Contains all bonds in the S&P Municipal Bond Index that mature between 3 and 14.999 years. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

Notes

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com    MSA-FTFI-1118D702469-INV-B-01/19

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By	(Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher Vice President and Secretary

Date: February 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer Chief Administrative Officer (principal executive officer)

Date: February 7, 2019

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: February 7, 2019